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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6114

American Performance Funds

(Exact name of registrant as specified in charter)

BISYS Fund Services 3435 Stelzer Rd. Columbus,	OH 43219
(Address of principal executive offices)	(Zip code)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 8/31/04

Date of reporting period: 8/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AMERICAN PERFORMANCE FUNDS

The Right Fit For Your Investment Goals

ANNUAL REPORT

August 31, 2004

Management Discussion and Analysis

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, 2004, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for the periods ending November 30, 2004 and May 31, 2005 will be available starting January 29, 2005 and July 30, 2005, respectively, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

GLOSSARY OF TERMS

A Lipper Index consists of the largest funds in the applicable Lipper classification.

A Lipper Average comprises all of the funds within the classification.

Beta is the measure of systematic risk of a security. Beta (or beta coefficient) is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Balanced Funds Index is comprised of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Intermediate Investment-Grade Debt Funds Index is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Intermediate Municipal Debt Funds Index is comprised of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Growth Funds Index is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth stocks typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Index is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value stocks typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Short Intermediate Investment-Grade Debt Funds Index is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds Index is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Lipper Small-Cap Core Funds Index is comprised of managed mutual funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Price-to-Book Ratio – The ratio of price-to-book value gives an investor an idea about the relationship between the stock’s price and the company’s underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Price-to-Earnings Ratio – A valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

We are pleased to provide you with this annual report for the American Performance Funds. You’ll find comments from your portfolio manager’s regarding your Fund’s investment strategy and performance for the 12-month period ended August 31, 2004.

Change in Fed policy highlights year

For the most part, the economy maintained its growth momentum during the fiscal year, and corporate earnings exceeded investor expectations. These factors created a positive backdrop for stocks, which advanced 11.45% for the period, as measured by the S&P 500 Index.1

But the fiscal year was not without its challenges, and the market’s advance slowed as the year progressed. Oil price soared, presidential politics moved to the forefront, and tensions in Iraq continued to inject fear and uncertainty into the markets. Perhaps the most significant event of the fiscal year was the Federal Reserve’s (the “Fed”) change in monetary policy. The anticipation that led up to the Fed’s first rate hike in four years led to volatility in the financial markets. After the 25-basis-point (0.25%) rate increase on June 30, investors questioned how quickly and by how much the Fed would act. A slowdown in economic activity compounded the uncertainty for investors, yet the Fed continued to raise rates.

Although short-term interest rates increased during the year, longer-term rates actually declined. This happened to the surprise of many market observers, who had expected interest rates to steadily move upward throughout the year. Bonds, as measured by the Lehman Brothers Aggregate Bond Index1, returned 6.13% for the 12-month period.

Key principles guide our practices

Investors may face continued volatility in the months to come, as the economy attempts to gain ground and the financial markets adjust to an environment of higher interest rates. As always, such factors demand a commitment to broad portfolio diversification and a long-term perspective on performance. These principles, as well as our unwavering commitment to risk management, will continue to guide our efforts as we help you pursue your investment objectives.

We appreciate your continued investment in the American Performance Funds, and if you have any questions about your account, please call us at 1-800-762-7085, or visit us on the Web at www.apfunds.com.

Sincerely,

Walter B. Grimm

Chairman

American Performance Funds

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

AMERICAN PERFORMANCE MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Once again, the key challenge for money market investors was to squeeze out yield in an extremely low rate environment. For most of the fiscal year, the federal funds rate remained flat, at 1%. There wasn’t much likelihood rates would move lower, but it was doubtful they would move much higher either. By springtime it became clear the Fed soon would launch a tightening campaign, but the rate increases seemed destined to be slow and measured.

The American Performance Cash Management Fund

For the first half of the fiscal year, our key strategy was to purchase securities with relatively longer maturities, such as those in the 13-month area of the yield curve, in an attempt to boost the Fund’s yield. We focused on floating-rate notes, commercial paper and deep-discount agency coupons. In the second half of the fiscal year, our strategy shifted a bit, given the likelihood of a Fed rate increase. We shortened the Fund’s average maturity and increased exposure to floating-rate and agency securities. In particular, we emphasized securities with yields that reset monthly, in an attempt to capture higher yields in a rising-rate environment.

Interest rates may continue to rise into next year. The Fed wants to change the abnormally low interest-rate environment, partly because the economy has improved and partly because it wants a buffer in case anything unusual occurs on the economic or geopolitical fronts. But with the economy showing modest growth and inflation remaining in check, the Fed probably won’t have to raise rates quickly or drastically. We will continue to look for opportunities to increase the Fund’s yield for shareholders without sacrificing credit quality. We plan to maintain our focus on floating-rate securities and to keep the Fund’s average weighted maturity relatively short.

The American Performance U.S. Treasury Fund

The Fund maintained its AAA-rating—the highest available—from Standard & Poor’s and Moody’s Investors Service.1,2

In a slight departure from our customary strategy of focusing primarily on repurchase agreements, we purchased a number of Treasury notes throughout the fiscal year. This move enabled us to take advantage of a periodic market irregularity, in which Treasury notes outperformed Treasury-backed repurchase agreements. We also continued to invest in high-quality overnight repurchase agreements to maintain liquidity for the Fund’s shareholders.

Looking ahead, we plan to resume our focus on repurchase agreements, which should afford us the flexibility to increase the portfolio’s yield as attractive opportunities arise. Interest rates may continue to increase throughout the next several months, as the Fed’s slow, measured rate-tightening campaign unfolds.

The American Performance Institutional Cash Management Fund

Standard and Poor’s and Moody’s Investors Service awarded the Fund an AAA rating for the period.1,2

For the first half of the fiscal year, our key strategy was to purchase securities with relatively longer maturities, such as those in the 13-month area of the yield curve, in an attempt to boost the Fund’s yield. We focused on floating-rate notes, commercial paper and deep-discount agency coupons. In the second half of the fiscal year, our strategy shifted a bit, given the likelihood of a Fed rate increase. We shortened the Fund’s average maturity and increased exposure to floating-rate and agency securities. In particular, we emphasized securities with yields that reset monthly, in an attempt to capture higher yields in a rising-rate environment.

Interest rates may continue to rise into next year. We believe the Fed wants to change the abnormally low interest-rate environment, partly because the economy has improved and partly because it wants a buffer in case anything unusual occurs on the economic or geopolitical fronts. But with the economy showing modest growth and inflation remaining in check, the Fed probably won’t have to raise rates quickly or drastically. We will continue to look for opportunities to increase the Fund’s yield for shareholders without sacrificing credit quality. We plan to maintain our focus on floating-rate securities and to keep the Fund’s average weighted maturity relatively short.

The American Performance Institutional U.S. Treasury Fund

The Fund continued to receive a AAA rating from Standard & Poor’s and Moody’s Investors Service.1,2

In a slight departure from our customary strategy of focusing primarily on repurchase agreements, we purchased a number of Treasury notes throughout the fiscal year. This move enabled us to take advantage of a periodic market irregularity, in which Treasury notes outperformed Treasury-backed repurchase agreements. We also continued to invest in high-quality overnight repurchase agreements to maintain liquidity for the Fund’s shareholders.

Looking ahead, we plan to resume our focus on repurchase agreements, which should afford us the flexibility to increase the portfolio’s yield as attractive opportunities arise. Interest rates may continue to increase throughout the next several months, as the Fed’s slow, measured rate-tightening campaign unfolds.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	The American Performance U.S. Treasury Fund, the American Performance Institutional Cash Management Fund and the American Performance Institutional U.S. Treasury Fund are AAA rated by Standard & Poor’s and Moody’s Investor Service. This rating is historical and is based upon the Funds’ credit quality, market exposure and management.
[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We invest in investment-grade municipal securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2004, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 5.00% (without sales charge). This compares to the total return of 5.37% for the Fund’s peer group, the Lipper Intermediate Municipal Debt Funds Index.1 The Fund’s benchmark, the Lehman Municipal Bond Index, showed a total return of 7.11%.

In general, municipal securities followed the same pattern as their counterparts in the taxable bond market. Rates on short-term securities increased during the period, due to the Fed’s tightening of monetary policy. Rates on longer-term securities were volatile throughout most of the year and ended the 12-month period on the downswing. A slowdown in economic growth and concerns regarding high oil prices fueled the rate decline on the long end.

We continued to focus on high-quality municipal bonds with insurance protection. We also maintained a shorter-than-average duration (sensitivity to interest rate changes) throughout the one-year period, given our expectations for rising interest rates. This strategy hurt the Fund’s relative performance, though, because longer-term interest rates declined during the period. In a declining rate environment, portfolios with longer durations—including the benchmark and peer group average—tend to experience greater price appreciation than portfolios with shorter durations.

The average credit quality of the Fund’s underlying securities remained high, ending the year as of August 31, 2004 at AAA (as rated by Standard & Poor’s).2

We believe interest rates to move gradually higher, particularly on the short end of the yield curve. We also believe longer-term rates to increase, but not as dramatically. Our goal remains to generate as much tax-free income as possible while controlling the Fund’s duration and maintaining a focus on high-quality municipal securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	5.00%	2.36%
5 Year	5.36%	4.83%
10 Year	5.22%	4.95%

*	Reflects 2.50% maximum sales charge.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2004, the American Performance Short-Term Income Fund posted a total return of 3.39% (without sales charge). This compares favorably to the total return of 2.55% for the Fund’s peer group, the Lipper Short Investment-Grade Debt Funds Index.1 The Fund’s benchmark, the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, showed a total return of 3.37%.

The economy began the period on a strong note but cooled off as the fiscal year progressed. Nevertheless, the Fed launched its much-anticipated tightening campaign, implementing two rate hikes during the period that raised the federal funds rate from 1.0% to 1.5% by fiscal year end. Longer-term interest rates fluctuated throughout the year and finished the period slightly lower than they were at the beginning of the year. This decline in rates primarily was due to the summer’s slowdown in economic growth. The rise in short-term rates and decline in longer-term rates caused the yield curve to flatten during the period.

In anticipation of higher short-term interest rates, we maintained a slightly shorter duration than the benchmark and peer group. Because rates rose during the year, this strategy was a positive influence on the Fund’s relative performance in the rising interest rate environment, because when rates rise, shorter portfolios generally experience less price depreciation.

We also focused on securities that offered yield advantages. For example, we purchased callable agency securities with attractive coupons. These bonds helped the Fund’s performance due to the extra income they provided. We also focused on mortgage-backed securities, which yielded more than other types of securities in the flat-yield-curve environment.2

In addition, we continued to avoid the corporate-bond market. Given the generous performance rally these securities enjoyed during the past several quarters, we believe the market appears fully valued.2

The average credit quality of the Fund’s underlying securities remained high, ending the year as of August 31, 2004 at AA1 (as rated by Standard & Poor’s).2

We believe short-term interest rates to continue moving gradually higher. We also believe longer-term rates to increase, but not as dramatically. Our goal remains to generate as much income as possible while controlling the Fund’s duration. In addition, we will continue to look for opportunities in sectors and securities that are less-followed by the market as a whole, which may generate value for the Fund’s shareholders.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	3.39%	1.33%
5 Year	5.96%	5.54%
Since Inception (10/19/94)	6.00%	5.79%

*	Reflects 2.00% maximum sales charge.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2004, the American Performance Intermediate Bond Fund posted a total return of 3.92% (without sales charge). This compares to the total return of 4.31% for the Fund’s peer group, the Lipper Short-Intermediate Investment-Grade Debt Funds Index.1 The Fund’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, showed a total return of 5.07%.

The economy started the year on a strong note, but economic growth slowed as the fiscal year progressed. In general, longer-term interest rates fluctuated throughout the period, and by fiscal-year-end, rates were slightly lower than they were at the beginning of the year. This decline in rates primarily was due to the summer’s slowdown in economic growth. Short-term rates, on the other hand, increased during the year, as the Fed launched its much-anticipated tightening campaign. The rise in short-term rates and decline in longer-term rates caused the yield curve to flatten during the period.

Early in the period, we started positioning the Fund for a rising-rate environment. This included reducing the Fund’s duration (sensitivity to interest rate changes) in an attempt to protect the Fund’s share price from rising interest rates. This strategy was ineffective, relative to the Fund’s benchmarks, because longer-term market rates declined overall during the 12-month period. In periods of declining rates, longer-duration portfolios—including the benchmark and peer group average—experience greater price appreciation.

We were able to offset some of our duration strategy’s negative influence on performance by focusing on securities that offered yield advantages. For example, we purchased callable agency securities with attractive coupons. In the volatile rate environment the call feature (the ability of the issuer to prepay the debt before the maturity date) made these bonds particularly attractive. We also focused on mortgage-backed securities, which yielded more than other types of securities in a flattening-yield-curve environment.

We also continued to avoid the corporate-bond market. Given the generous performance rally these securities enjoyed during the past several quarters, we believe the market appears fully valued.2

The average credit quality of the Fund’s underlying securities remained high, ending the year as of August 31, 2004 at AA1 (as rated by Standard & Poor’s). The Fund’s effective maturity as of fiscal year end was 4.3 years.2

We believe interest rates to move gradually higher, particularly on the short end of the yield curve. We also believe longer-term rates to increase, but not as dramatically. Our goal remains to generate as much income as possible while controlling the Fund’s duration. In addition, we will continue to look for opportunities in sectors and securities that are under-followed by the market as a whole, which we believe may generate value for the Fund’s shareholders.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	3.92%	1.35%
5 Year	6.25%	5.71%
10 Year	6.02%	5.76%

*	Reflects 2.50% maximum sales charge.

THE AMERICAN PERFORMANCE BOND FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest only in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of seven years or more and, generally, of no longer than ten years.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2004, the American Performance Bond Fund posted a total return of 5.80% (without sales charge). This compares to the total return of 6.14% for the Fund’s peer group, the Lipper Intermediate Investment-Grade Debt Funds Index.1 The Fund’s benchmark, the Citigroup Broad (Investment Grade) Bond Index, showed a total return of 6.26%.

The economy began the period on a strong note but cooled off as the fiscal year progressed. In general, longer-term interest rates fluctuated throughout the year, and by fiscal-year-end, rates were slightly lower than they were at the beginning of the period. This decline in rates primarily was due to the summer’s slowdown in economic growth. Short-term rates, on the other hand, increased during the year, as the Fed launched its much-anticipated tightening policy. The rise in short-term rates and decline in longer-term rates caused the yield curve to flatten during the period.

Early in the year, we started positioning the Fund for a rising rate environment. To protect the Fund’s share price from that anticipated rate increase, we reduced the Fund’s duration (sensitivity to interest rate changes), relative to the benchmark and peer group. This strategy was counterproductive, though, as longer-term market rates declined overall during the 12-month period. In periods of declining rates, longer-duration portfolios—including the benchmark and peer group average—experience greater price appreciation.

We were able to offset some of the negative impact of our duration strategy by focusing on securities that offered yield advantages. For example, we purchased callable agency securities with attractive coupons. In addition, in the volatile rate environment the call feature (the ability of the issuer to prepay the debt before the maturity date) made these bonds particularly attractive. We also focused on mortgage-backed securities, which yielded more than other types of securities in a flattening-yield-curve environment.

We also continued to avoid the corporate-bond market. Given the generous performance rally these securities enjoyed during the past several quarters, we believe the market appears fully valued.

The average credit quality of the Fund’s underlying securities remained high, ending the year as of August 31, 2004 at AA1 (as rated by Standard & Poor’s).2

We believe interest rates to move gradually higher, particularly on the short end of the yield curve. We also believe longer-term rates to increase, but not as dramatically. Our goal remains to generate as much income as possible while controlling the Fund’s duration. In addition, we will continue to look for opportunities in sectors and securities that are less-followed by the market as a whole, which may generate value for the Fund’s shareholders.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Bond Fund is measured against the Citigroup Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	5.80%	2.66%
5 Year	7.46%	6.81%
10 Year	6.92%	6.60%

*	Reflects 3.00% maximum sales charge.

THE AMERICAN PERFORMANCE BALANCED FUND

INVESTMENT OBJECTIVE

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

For the 12-month period ended August 31, 2004, the American Performance Balanced Fund posted a total return of 8.49% (without sales charge). This lagged slightly the average return of 9.10% for the Fund’s peer group, the Lipper Balanced Funds Index.1 The Fund’s benchmarks, the S&P 500 Stock Index and the Citigroup Broad (Investment-Grade) Bond Index, showed total returns of 11.45% and 6.26%, respectively.

The stock market experienced a tug-of-war during the fiscal year, with a growing economy and soaring corporate profits on one side, and geopolitical tensions and the Fed’s campaign to raise short-term interest rates on the other. Stocks advanced during the first half of the 12-month period, but they stalled during the final six months.

In general, longer-term interest rates fluctuated throughout the year, and by fiscal-year-end, rates were slightly lower than they were at the beginning of the period. This decline in rates primarily was due to the summer’s slowdown in economic growth. Short-term rates, on the other hand, increased during the year, as the Fed launched its much-anticipated tightening policy. The rise in short-term rates and decline in longer-term rates caused the yield curve to flatten during the period.

Our expectations for decent economic growth and good corporate profit growth caused us to continue over-weighting stocks, which comprised 65% to 70% of the Fund’s portfolio throughout the fiscal year. Within the stock portfolio, we continued to invest in a wide assortment of securities, including growth and value stocks and large-, mid- and small-cap stocks. Late in the year we added international equity exposure to the stock portfolio. Because international stocks generally offer low correlation to U.S. stocks, we believe our international exposure may reduce the portfolio’s risk while enhancing return potential.2

Early in the year, we started positioning the Fund’s bond portfolio for a rising rate environment by reducing duration (sensitivity to interest rate changes), relative to the benchmark and peer group. This strategy was counterproductive, though, as longer-term market rates declined overall during the 12-month period. In periods of declining rates, longer- duration portfolios—including the benchmark and peer group average—experience greater price appreciation.

We were able to offset some of the negative impact of our duration strategy by focusing on securities that offered yield advantages, including callable agency securities with attractive coupons. In addition, in the volatile rate environment the call feature (the ability of the issuer to prepay the debt before the maturity date) made these bonds particularly attractive. We also focused on mortgage-backed securities, which yielded more than other types of securities in a flattening-yield-curve environment.

Although the economy hit a soft spot during the summer months, we believe it will pick up steam again. Corporate profits may remain healthy, but they’re likely to fall from the record growth rates we’ve seen throughout the last several months. Interest rates seem destined to trend higher, particularly at the short end of the spectrum. Once investors shake off the uncertainties surrounding the November election we believe the stock market could respond favorably, with potential for modest economic growth, decent profit growth and slowly rising interest rates. We will continue to pursue our highly diversified equity strategy. Our goal for the fixed income portfolio is to seek to generate as much income as possible while controlling duration.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE BALANCED FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative of the performance of the U.S. stock market as a whole, and the Citigroup Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	8.49%	3.06%
5 Year	1.93%	0.89%
Since Inception (6/1/95)	8.03%	7.43%

*	Reflects 5.00% maximum sales charge.

THE AMERICAN PERFORMANCE EQUITY FUND

INVESTMENT OBJECTIVE

We seek growth of capital and, secondarily, income by investing primarily in a diversified portfolio of large cap common stocks and securities convertible into common stocks. Through a consistent and time-tested process of quantitative and qualitative analyses, we select favorable growth companies that are undervalued by the market.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance Equity Fund posted a total return of 12.62% (without sales charge) for the 12-month period ended August 31, 2004. This compares to the total return of 14.04% for the Fund’s peer group, the Lipper Large Cap Value Funds Index.1 The Fund’s benchmarks, the S&P 500/BARRA Value Index and the S&P 500 Stock Index, showed total returns of 16.09% and 11.45%, respectively for the period.

Overall, smaller-cap stocks continued to outperform their larger counterparts, although that performance advantage subsided as the fiscal year progressed. Within the large-cap arena, value stocks significantly outperformed growth stocks for the period. In the first half of the fiscal year stocks generated robust performance, primarily due to better-than-expected corporate profits and earnings, a growing economy, continued low interest rates and benign inflation. The market cooled off in the second half of the fiscal year, though, as economic growth slowed, the Fed raised interest rates, and uncertainty regarding the November presidential election emerged.

We maintained slightly over-weighted positions in the energy and industrials sectors, which helped the Fund’s performance. Oil prices continued to rise, which boosted the value of energy stocks. Within the industrials sector, our investments in “beaten-up” names finally paid off. We invested in these companies early on, when they were out of favor because we believed they offered good value and would bounce back as the economy gathered strength. We maintained a close-to-market weighting in financials stocks, which under-performed for much of the fiscal year. These stocks started to bounce back at the end of the year, which helped the Fund’s performance.

Although our strategies generated a strong total return for the year, they did not allow us to keep pace with the performance of the benchmark. Once again, the market as a whole did not favor the higher-quality, larger-cap stocks our research process identifies. Instead, the market rewarded lower-quality, lower-cap stocks with higher-risk profiles. We believed such stocks were not worth the risk, and felt more comfortable owning companies with better fundamentals. We continue to believe that our higher-quality approach may provide long-term performance advantages for investors.2

We believe the trend toward larger-cap stocks may strengthen in the months ahead, primarily due to valuation issues and the ability of larger companies to more easily access the lending area than smaller companies. Going forward, we expect to take more “risks” within our quantitative approach, including over- or under-weighting particular sectors, specific stocks or individual risk factors. In the current market climate, such bets may include focusing on sectors and stocks poised to benefit from a slow-growth economy and industries and holdings with less sensitivity to higher interest rates.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Value Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation. The S&P 500/BARRA Value Index contains firms with lower price-to-book ratios. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	12.62%	7.06%
5 Year	-2.74%	-3.74%
10 Year	8.36%	7.81%

*	Reflects 5.00% maximum sales charge.

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

We seek long-term capital appreciation by investing primarily in a portfolio of large cap common stocks and securities convertible to common stocks. Through a consistent and time-tested process of quantitative and qualitative analyses, we select companies with above average growth potential in revenue and earnings versus their peer group.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance Growth Equity Fund posted a total return of 0.88% (without sales charge) for the 12-month period ended August 31, 2004. This compares to the return of 2.86% for the Fund’s peer group, the Lipper Large-Cap Growth Funds Index.1 The Fund’s benchmarks, the S&P 500/BARRA Growth Index and the S&P 500 Stock Index, showed total returns of 6.94% and 11.45%, respectively for the 12-month period.

The fiscal year witnessed a tug-of-war, with a growing economy and soaring corporate profits on one side, and geopolitical tensions and the Fed’s campaign to raise short-term interest rates on the other. Stocks advanced during the first half of the 12-month period, but they stalled during the final six months.

The Fund’s relative underperformance primarily was due to our strategy to contain risk. In the first six months of the period investors favored stocks of lower quality and lower capitalization and with higher price/earnings ratios. We maintained a higher-quality, higher-capitalization, lower-risk profile, which led to the underperformance versus the broad-based growth index. In the second half of the fiscal year the few small stock “bets” we took relative to the index did not perform as expected. That factor coupled with our stringent risk-control efforts caused the Fund to underperform.

We attempted to identify large-capitalization stocks with above-average growth potential by employing a quantitative investment approach. Throughout most of the fiscal year we stayed the course and maintained our long-standing strategies, holding a portfolio with similar risk characteristics and industry weightings as those of the broad-based large-cap growth market. Beginning in July, we altered our strategy somewhat, increasing our focus on generating alpha, or excess return potential versus the index.

We embarked on a strategy to take more active sector and industry “bets” versus the benchmark. We want to look for value among sectors and use our quantitative research to overweight or underweight sectors or industries that we believe are attractive or unattractive. We believe this new focus on sectors and industries combined with our stock-selection efforts may help the Fund generate solid long-term performance potential relative to the benchmark.

The consumer staples sector represented the Fund’s largest weighting, at 27.66%, followed by information technology at 21.93%, and health care at 18.53%.2

The Fund ended the year with 77 stocks. The top five holdings, in terms of portfolio representation, were Wal-Mart Stores, Inc. representing 11.03% of the portfolio; Cisco Systems, Inc. 5.39%; Pfizer, Inc., 5.19%; Altria Group, Inc. 4.74%; and United Parcel Service, Inc., Class B 3.87%.2

Although the economy hit a soft spot during the summer months, we believe it will pick up steam again, Corporate profits may remain healthy, but they’re likely to fall from the record growth rates we’ve seen throughout the last several months. Interest rates may trend higher, but they remain at relatively low levels. Once investors shake off the uncertainties surrounding the November election, we believe the stock market could respond favorably with the potential for modest economic growth, decent profit growth and slowly rising interest rates.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Growth Index, which are unmanaged indices. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P 500/BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	0.88%	-4.21%
5 Year	-7.65%	-8.59%
Since Inception (11/3/97)	1.08%	0.32%

*	Reflects 5.00% maximum sales charge.

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

We seek long-term capital appreciation and, secondarily, income by investing primarily in a diversified portfolio of common stocks and securities convertible to common stocks from the S&P Small Cap 600 universe. Through a process of quantitative and qualitative analyses, we select favorable growth companies that are undervalued by the market.

INVESTMENT CONCERNS

Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance Small Cap Equity Fund posted a total return of 10.45% (without sales charge) for the 12-month period ended August 31, 2004. This compares to the return of 13.69% for the Fund’s peer group, the Lipper Small-Cap Core Funds Index.1 The Fund’s benchmark index, the S&P SmallCap 600 Index, showed a total return of 14.86% for the 12-month period.

Small-cap stocks continued to outperform mid- and large-cap stocks for the fiscal year, but the magnitude of the out- performance subsided as the period unfolded. Much of the small-cap advantage occurred during the first half of the fiscal year. In the second half of the fiscal year the market’s concerns regarding higher interest rates, ongoing geopolitical tensions and the upcoming U.S. presidential election led to a shift in sentiment. Generally, when fear takes hold in the equity market, investors turn to larger-cap stocks. In addition, after underperforming small-cap stocks for several quarters, larger-cap stocks represented a better valuation story.

Our ongoing strategy is to seek to identify small, undervalued companies with above-average growth potential by employing a quantitative investment approach. For much of the fiscal year, our efforts focused on seeking to identify the most promising stocks within each economic sector, while maintaining relatively neutral sector weightings compared to the index. Unfortunately, our stock-selection process worked against us on a relative performance basis, as the market favored smaller, riskier names than we prefer.

Late in the fiscal year we began to transition our efforts from stock picking to style selection, which we believe may be an effective way to manage the large and diverse small-cap universe. We want to focus our efforts on valuation, looking for high-quality areas of the small-cap market that offer low valuations. In particular, we will use our computer model to screen for those stocks that offer relatively low price/earnings ratios, low debt-to-equity ratios. We believe small-cap stocks exhibiting these characteristics may generate consistent long-term returns.

Our strategy resulted in a broadly diversified portfolio of approximately 460 stocks. The consumer discretionary sector was the Fund’s largest, at 19.99% of net assets, followed by financials at 17.63% and industrials at 17.58%.2

The top five holdings, in terms of portfolio representation, were UICI, representing 1.86% of the portfolio; NVR, Inc. 1.00%; A.T. Cross Co., Class A 0.80%; MDC Holdings, Inc. 0.77%; and National Western Life Insurance Co., Class A 0.67%.2

Corporate profits may remain healthy, but they’re likely to fall from the record growth rates we’ve seen throughout the last several months. Interest rates may trend higher, yet they remain at relatively low levels. Once investors shake off the uncertainties surrounding the November election, we believe the stock market could respond favorably, with the potential for modest economic growth, decent stock profit growth and slowly rising interest rates.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waiver may stop at any time.

The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

8/31/04	No-Load	Load*
1 Year	10.45%	4.97%
5 Year	6.72%	5.63%
Since Inception (6/1/95)	6.94%	5.95%

*	Reflects 5.00% maximum sales charge.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Performance Funds:

We have audited the accompanying statements of assets and liabilities of American Performance Funds—U.S. Treasury Fund, Institutional U.S. Treasury Fund, Cash Management Fund, Institutional Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 2004, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio

October 26, 2004

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2004

	U.S. Treasury Fund	Institutional U.S. Treasury Fund	Cash Management Fund	Institutional Cash Management Fund
ASSETS:
Investments, at amortized cost	$90,151,456	$25,041,586	$519,085,589	$170,444,413
Repurchase agreements, at cost	540,830,262	157,349,359	142,596,580	80,171,807

Total Investments	630,981,718	182,390,945	661,682,169	250,616,220
Cash	—	—	—	3,750
Interest receivable	542,705	144,115	841,468	602,737
Prepaid expenses and other assets	12,042	1,602	15,831	8,829

Total Assets	631,536,465	182,536,662	662,539,468	251,231,536

LIABILITIES:
Dividends payable	345,836	164,591	539,079	244,533
Accrued expenses and other payables:
Investment advisory fees	202,656	2,906	172,488	—
Administration fees	20,802	3,882	17,750	4,546
Custodian fees	15,200	4,317	17,844	6,267
Fund accounting fees	—	815	—	—
Transfer agent fees	3,266	771	9,928	2,326
Other liabilities	15,832	14,468	23,870	4,249

Total Liabilities	603,592	191,750	780,959	261,921

Net Assets	$630,932,873	$182,344,912	$661,758,509	$250,969,615

COMPOSITION OF NET ASSETS:
Capital	$630,890,878	$182,343,514	$661,695,176	$250,981,872
Accumulated net investment income	42,328	1,398	63,333	989
Accumulated net realized gains (losses) on investment transactions	(333)	—	—	(13,246)

Net Assets	$630,932,873	$182,344,912	$661,758,509	$250,969,615

Shares of beneficial interest issued and outstanding	630,890,879	182,343,978	661,695,174	250,981,196

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$1.00	$1.00	$1.00	$1.00

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2004

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
ASSETS:
Investments, at value (Cost $32,453,537; $212,033,971; $89,319,109; and $47,808,118, respectively)	$33,804,435	$200,005,822	$84,520,871	$46,635,380
Investment in affiliates, at cost	—	13,272,306	6,008,635	2,624,555

Total Investments	33,804,435	213,278,128	90,529,506	49,259,935
Cash	4,988	40,961	9,076	3,740
Interest and dividends receivable	344,004	1,154,236	591,049	407,382
Receivable for capital shares issued	—	146,603	—	—
Prepaid expenses and other assets	2,061	13,162	5,609	2,727

Total Assets	34,155,488	214,633,090	91,135,240	49,673,784

LIABILITIES:
Dividends payable	99,120	645,955	287,380	171,717
Payable for investments purchased	304,740	355,206	—	—
Accrued expenses and other payables:
Investment advisory fees	9,827	—	26,738	14,552
Administration fees	1,104	6,984	2,966	1,610
Distribution fees	—	30,291	19,098	10,394
Custodian fees	842	5,346	2,292	1,247
Fund accounting fees	—	2,683	738	671
Transfer agent fees	1,113	9,468	1,629	1,196
Other liabilities	4,443	11,032	8,245	7,246

Total Liabilities	421,189	1,066,965	349,086	208,633

Net Assets	$33,734,299	$213,566,125	$90,786,154	$49,465,151

COMPOSITION OF NET ASSETS:
Capital	$32,406,512	$213,979,194	$89,697,207	$47,884,414
Accumulated (distributions in excess of) net investment income	(99,120)	418,043	228,278	82,517
Accumulated net realized gains (losses) on investment transactions	76,009	(2,075,269)	(349,728)	46,403
Net unrealized appreciation on investments	1,350,898	1,244,157	1,210,397	1,451,817

Net Assets	$33,734,299	$213,566,125	$90,786,154	$49,465,151

Shares of beneficial interest issued and outstanding	3,068,949	20,790,257	8,717,594	5,169,593

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$10.99	$10.27	$10.41	$9.57

Maximum Sales Charge	2.50%	2.00%	2.50%	3.00%

Maximum Offering Price (100%/(100%—Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share	$11.27	$10.48	$10.68	$9.87

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2004

	Balanced Fund	Equity Fund	Growth Equity Fund	Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $78,083,940; $36,383,024; $29,954,413; and $10,558,466, respectively)	$80,729,260	$43,632,726	$34,577,732	$10,440,121
Investment in affiliates, at cost	3,223,386	195,196	514,453	607,736

Total Investments	83,952,646	43,827,922	35,092,185	11,047,857
Interest and dividends receivable	261,721	96,692	63,790	9,126
Receivable for investments sold	—	537,976	2,381,042	—
Prepaid expenses and other assets	2,685	3,611	5,757	1,723

Total Assets	84,217,052	44,466,201	37,542,774	11,058,706

LIABILITIES:
Payable for investments purchased	—	531,441	—	—
Accrued expenses and other payables:
Investment advisory fees	29,658	18,431	16,236	1,865
Administration fees	2,760	1,442	1,242	364
Distribution fees	—	9,215	8,118	2,331
Custodian fees	2,118	1,106	974	242
Fund accounting fees	—	—	76	—
Transfer agent fees	695	1,299	1,900	340
Other liabilities	7,583	6,451	7,991	5,779

Total Liabilities	42,814	569,385	36,537	10,921

Net Assets	$84,174,238	$43,896,816	$37,506,237	$11,047,785

COMPOSITION OF NET ASSETS:
Capital	$80,818,307	$65,772,641	$48,398,447	$7,840,346
Accumulated net investment income	266,235	148,813	9,651	1,390
Accumulated net realized gains (losses) on investment transactions	(2,779,010)	(29,469,536)	(16,039,633)	2,716,658
Net unrealized appreciation on investments	5,868,706	7,444,898	5,137,772	489,391

Net Assets	$84,174,238	$43,896,816	$37,506,237	$11,047,785

Shares of beneficial interest issued and outstanding	6,823,496	5,531,330	4,218,954	804,402

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$12.34	$7.94	$8.89	$13.73

Maximum Sales Charge	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price (100%/(100%—Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share	$12.99	$8.36	$9.36	$14.45

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

For the Year Ended August 31, 2004

	U.S. Treasury Fund	Institutional U.S. Treasury Fund	Cash Management Fund	Institutional Cash Management Fund
Investment Income:
Interest income	$6,225,128	$1,553,402	$7,999,745	$3,435,068

Total Income	6,225,128	1,553,402	7,999,745	3,435,068

Expenses:
Investment advisory fees	2,371,407	221,341	2,783,415	454,593
Administration fees	1,185,704	295,194	1,391,405	606,121
Distribution fees	1,482,124	—	1,739,250	—
Fund accounting fees	123,014	47,063	140,825	81,540
Transfer agent fees	130,224	30,904	177,595	62,779
Custodian fees	177,860	44,280	208,716	90,920
Trustee fees	7,382	1,171	8,647	4,255
Other expenses	169,469	44,832	182,077	96,862

Total expenses before fee reductions	5,647,184	684,785	6,631,930	1,397,070
Expenses voluntarily reduced by Investment Advisor	—	(191,875)	(765,262)	(393,976)
Expenses voluntarily reduced by Administrator	—	(108,134)	(278,281)	(213,020)
Expenses voluntarily reduced by Distributor	(1,482,124)	—	(1,739,250)	—

Net Expenses	4,165,060	384,776	3,849,137	790,074

Net Investment Income	2,060,068	1,168,626	4,150,608	2,644,994

Realized Gains (Losses) On Investments:
Net realized gains (losses) on investment transactions	7,687	827	916	(13,246)

Change in net assets resulting from operations	$2,067,755	$1,169,453	$4,151,524	$2,631,748

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

For the Year Ended August 31, 2004

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$1,565,334	$7,876,949	$3,758,437	$2,684,364
Dividend income	8,406	—	—	—
Dividend income from affiliates	—	83,894	42,022	23,914

Total Income	1,573,740	7,960,843	3,800,459	2,708,278

Expenses:
Investment advisory fees	212,249	1,313,888	521,954	301,722
Administration fees	77,182	477,780	189,802	109,717
Distribution fees	96,477	597,223	237,252	137,146
Fund accounting fees	24,204	114,455	50,191	31,386
Transfer agent fees	12,788	97,218	26,305	16,754
Custodian fees	11,578	71,669	28,471	16,458
Trustee fees	518	3,166	1,235	728
Other expenses	15,103	70,836	28,293	22,107

Total expenses before fee reductions	450,099	2,746,235	1,083,503	636,018
Expenses voluntarily reduced by Investment Advisor	(77,182)	(1,313,888)	(189,802)	(109,717)
Expenses voluntarily reduced by Distributor	(96,477)	(191,112)	—	—

Net Expenses	276,440	1,241,235	893,701	526,301

Net Investment Income	1,297,300	6,719,608	2,906,758	2,181,977

Realized/Unrealized Gains On Investments:
Net realized gains on investment transactions	145,068	178,506	550,622	516,396
Change in unrealized appreciation/depreciation on investments	429,075	746,840	194,582	396,890

Net realized/unrealized gains on investments	574,143	925,346	745,204	913,286

Change in net assets resulting from operations	$1,871,443	$7,644,954	$3,651,962	$3,095,263

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

For the Year Ended August 31, 2004

	Balanced Fund	Equity Fund	Growth Equity Fund	Small Cap Equity Fund
Investment Income:
Interest income	$1,056,228	$—	$—	$—
Dividend income	887,243	1,056,958	940,599	109,366
Dividend income from affiliates	25,495	1,978	10,159	2,741

Total Income	1,968,966	1,058,936	950,758	112,107

Expenses:
Investment advisory fees	603,014	330,980	462,049	88,543
Administration fees	162,977	95,936	133,927	25,665
Distribution fees	203,721	119,920	167,409	32,081
Fund accounting fees	41,756	16,882	27,419	7,621
Transfer agent fees	20,819	14,964	19,888	4,277
Custodian fees	24,447	14,391	20,090	3,850
Trustee fees	1,031	629	976	171
Other expenses	23,815	16,026	26,781	10,463

Total expenses before fee reductions	1,081,580	609,728	858,539	172,671
Expenses voluntarily reduced by Investment Advisor	(260,763)	(91,140)	(127,232)	(62,878)
Expenses voluntarily reduced by Distributor	(203,721)	—	—	—

Net Expenses	617,096	518,588	731,307	109,793

Net Investment Income	1,351,870	540,348	219,451	2,314

Realized/Unrealized Gains (Losses) On Investments:
Net realized gains on investment transactions	6,756,556	2,066,972	15,060,015	3,398,524
Change in unrealized appreciation/depreciation on investments	(1,989,310)	3,155,887	(12,081,493)	(2,007,426)

Net realized/unrealized gains on investments	4,767,246	5,222,859	2,978,522	1,391,098

Change in net assets resulting from operations	$6,119,116	$5,763,207	$3,197,973	$1,393,412

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Institutional U.S. Treasury Fund
	Year Ended August 31, 2004	Year Ended August 31, 2003	Year Ended August 31, 2004	Year Ended August 31, 2003
From Investment Activities:
Operations:
Net investment income	$2,060,068	$3,627,660	$1,168,626	$547,237
Net realized gains (losses) on investment transactions	7,687	(72)	827	107

Change in net assets from operations	2,067,755	3,627,588	1,169,453	547,344

Distributions to Shareholders:
From net investment income	(2,100,068)	(3,627,660)	(1,168,626)	(547,237)

Change in net assets from shareholder distributions	(2,100,068)	(3,627,660)	(1,168,626)	(547,237)

Capital Transactions:
Proceeds from shares issued	1,593,783,149	1,194,584,896	404,848,498	101,953,307
Dividends reinvested	258	56,818	2,629	1,306
Cost of shares redeemed	(1,568,442,904)	(1,200,584,873)	(300,153,737)	(77,312,891)

Change in net assets from capital transactions	25,340,503	(5,943,159)	104,697,390	24,641,722

Change in net assets	25,308,190	(5,943,231)	104,698,217	24,641,829

Net Assets:
Beginning of year	605,624,683	611,567,914	77,646,695	53,004,866

End of year	$630,932,873	$605,624,683	$182,344,912	$77,646,695

Accumulated net investment income	42,328	74,490	1,398	571

Share Transactions:
Issued	1,593,783,148	1,194,584,896	404,848,498	101,953,307
Reinvested	258	56,818	2,629	1,306
Redeemed	(1,568,442,904)	(1,200,584,873)	(300,153,737)	(77,312,891)

Change in shares	25,340,502	(5,943,159)	104,697,390	24,641,722

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Cash Management Fund		Institutional Cash Management Fund
	Year Ended August 31, 2004	Year Ended August 31, 2003	Year Ended August 31, 2004	Period Ended August 31, 2003(a)
From Investment Activities:
Operations:
Net investment income	$4,150,608	$6,847,101	$2,644,994	$1,538,189
Net realized gains (losses) on investment transactions	916	7,041	(13,246)	989

Change in net assets from operations	4,151,524	6,854,142	2,631,748	1,539,178

Distributions to Shareholders:
From net investment income	(4,150,597)	(6,847,101)	(2,644,994)	(1,538,189)

Change in net assets from shareholder distributions	(4,150,597)	(6,847,101)	(2,644,994)	(1,538,189)

Capital Transactions:
Proceeds from shares issued	2,104,387,061	1,714,316,178	1,573,345,424	774,881,411
Dividends reinvested	11,714	178,879	194,174	211,818
Cost of shares redeemed	(2,115,498,364)	1,934,122,219	(1,624,057,196)	(473,593,759)

Change in net assets from capital transactions	(11,099,589)	(219,627,162)	(50,517,598)	301,499,470

Change in net assets	(11,098,662)	(219,620,121)	(50,530,844)	301,500,459

Net Assets:
Beginning of period	672,857,171	892,477,292	301,500,459	—

End of period	$661,758,509	$672,857,171	$250,969,615	$301,500,459

Accumulated net investment income	63,333	62,406	989	989

Share Transactions:
Issued	2,104,387,061	1,714,316,178	1,573,345,424	774,881,411
Reinvested	11,714	178,879	194,174	211,818
Redeemed	(2,115,498,364)	(1,934,122,218)	(1,624,057,196)	(473,593,759)

Change in shares	(11,099,589)	(219,627,161)	(50,517,598)	301,499,470

(a)	For the period November 22, 2002 (commencement of operations) through August 31, 2003.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended August 31, 2004	Year Ended August 31, 2003	Year Ended August 31, 2004	Year Ended August 31, 2003
From Investment Activities:
Operations:
Net investment income	$1,297,300	$1,400,963	$6,719,608	$5,558,443
Net realized gains (losses) on investment transactions	145,068	(3,983)	178,506	2,389,589
Change in unrealized appreciation/depreciation on investments	429,075	(523,160)	746,840	(1,183,515)

Change in net assets from operations	1,871,443	873,820	7,644,954	6,764,517

Distributions to Shareholders:
From net investment income	(1,381,975)	(1,455,475)	(8,756,238)	(6,713,264)
From net realized gains on investment transactions	(7,205)	(54,124)	(1,066,951)	(522,640)

Change in net assets from shareholder distributions	(1,389,180)	(1,509,599)	(9,823,189)	(7,235,904)

Capital Transactions:
Proceeds from shares issued	4,662,250	15,274,654	228,297,796	231,379,504
Dividends reinvested	138,152	189,547	4,767,166	3,399,753
Cost of shares redeemed	(13,201,259)	(7,855,601)	(246,163,775)	(140,873,860)

Change in net assets from capital transactions	(8,400,857)	7,608,600	(13,098,813)	93,905,397

Change in net assets	(7,918,594)	6,972,821	(15,277,048)	93,434,010

Net Assets:
Beginning of year	41,652,893	34,680,072	228,843,173	135,409,163

End of year	$33,734,299	$41,652,893	$213,566,125	$228,843,173

Accumulated net investment income	(99,120)	(61,853)	418,043	291,712

Share Transactions:
Issued	425,326	1,384,514	22,104,080	22,259,241
Reinvested	12,601	17,238	461,736	327,377
Redeemed	(1,208,706)	(715,234)	(23,894,407)	(13,561,405)

Change in shares	(770,779)	686,518	(1,328,591)	9,025,313

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Intermediate Bond Fund		Bond Fund
	Year Ended August 31, 2004	Year Ended August 31, 2003	Year Ended August 31, 2004	Year Ended August 31, 2003
From Investment Activities:
Operations:
Net investment income	$2,906,758	$3,615,081	$2,181,977	$3,055,714
Net realized gains on investment transactions	550,622	2,621,060	516,396	2,146,732
Change in unrealized appreciation/depreciation on investments	194,582	(1,185,372)	396,890	(1,826,807)

Change in net assets from operations	3,651,962	5,050,769	3,095,263	3,375,639

Distributions to Shareholders:
From net investment income	(3,596,163)	(4,076,256)	(2,307,684)	(3,048,006)
From net realized gains on investment transactions	(2,261,282)	(239,543)	(2,259,232)	(690,515)

Change in net assets from shareholder distributions	(5,857,445)	(4,315,799)	(4,566,916)	(3,738,521)

Capital Transactions:
Proceeds from shares issued	12,394,049	15,679,304	7,343,049	14,168,998
Dividends reinvested	3,432,468	1,752,859	3,267,551	2,122,646
Cost of shares redeemed	(21,433,215)	(22,776,423)	(20,538,085)	(27,203,853)

Change in net assets from capital transactions	(5,606,698)	(5,344,260)	(9,927,485)	(10,912,209)

Change in net assets	(7,812,181)	(4,609,290)	(11,399,138)	(11,275,091)

Net Assets:
Beginning of year	98,598,335	103,207,625	60,864,289	72,139,380

End of year	$90,786,154	$98,598,335	$49,465,151	$60,864,289

Accumulated net investment income	228,278	213,300	82,517	52,560

Share Transactions:
Issued	1,183,188	1,468,933	763,180	1,422,666
Reinvested	327,218	164,033	340,049	214,009
Redeemed	(2,047,161)	(2,131,053)	(2,130,746)	(2,737,426)

Change in shares	(536,755)	(498,087)	(1,027,517)	(1,100,751)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Balanced Fund		Equity Fund
	Year Ended August 31, 2004	Year Ended August 31, 2003	Year Ended August 31, 2004	Year Ended August 31, 2003
From Investment Activities:
Operations:
Net investment income	$1,351,870	$1,299,994	$540,348	$428,928
Net realized gains (losses) on investment transactions	6,756,556	(2,090,822)	2,066,972	(3,051,214)
Change in unrealized appreciation/depreciation on investments	(1,989,310)	7,203,674	3,155,887	6,641,331

Change in net assets from operations	6,119,116	6,412,846	5,763,207	4,019,045

Distributions to Shareholders:
From net investment income	(1,375,143)	(1,330,784)	(473,355)	(471,968)

Change in net assets from shareholder distributions	(1,375,143)	(1,330,784)	(473,355)	(471,968)

Capital Transactions:
Proceeds from shares issued	15,450,358	16,839,991	3,991,266	11,619,105
Dividends reinvested	1,373,996	1,329,384	325,595	312,776
Cost of shares redeemed	(8,945,766)	(6,656,629)	(13,503,107)	(24,439,238)

Change in net assets from capital transactions	7,878,588	11,512,746	(9,186,246)	(12,507,357)

Change in net assets	12,622,561	16,594,808	(3,896,394)	(8,960,280)

Net Assets:
Beginning of year	71,551,677	54,956,869	47,793,210	56,753,490

End of year	$84,174,238	$71,551,677	$43,896,816	$47,793,210

Accumulated net investment income	266,235	209,234	148,813	81,821

Share Transactions:
Issued	1,246,023	1,586,068	515,601	1,855,285
Reinvested	111,722	126,867	42,371	51,177
Redeemed	(723,417)	(628,527)	(1,739,549)	(3,931,661)

Change in shares	634,328	1,084,408	(1,181,577)	(2,025,199)

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Growth Equity Fund		Small Cap Equity Fund
	Year Ended August 31, 2004	Year Ended August 31, 2003	Year Ended August 31, 2004	Year Ended August 31, 2003
From Investment Activities:
Operations:
Net investment income	$219,451	$317,503	$2,314	$26,551
Net realized gains (losses) on investment transactions	15,060,015	(2,725,806)	3,398,524	(602,168)
Change in unrealized appreciation/depreciation on investments	(12,081,493)	6,824,022	(2,007,426)	2,749,117

Change in net assets from operations	3,197,973	4,415,719	1,393,412	2,173,500

Distributions to Shareholders:
From net investment income	(238,903)	(288,398)	(9,925)	(22,405)

Change in net assets from shareholder distributions	(238,903)	(288,398)	(9,925)	(22,405)

Capital Transactions:
Proceeds from shares issued	4,637,678	23,795,596	988,074	3,663,576
Dividends reinvested	107,360	116,314	337	678
Cost of shares redeemed	(56,433,803)	(18,388,101)	(5,386,268)	(2,067,146)

Change in net assets from capital transactions	(51,688,765)	5,523,809	(4,397,857)	1,597,108

Change in net assets	(48,729,695)	9,651,130	(3,014,370)	3,748,203

Net Assets:
Beginning of year	86,235,932	76,584,802	14,062,155	10,313,952

End of year	$37,506,237	$86,235,932	$11,047,785	$14,062,155

Accumulated net investment income	9,651	29,103	1,390	9,001

Share Transactions:
Issued	498,525	2,914,557	73,608	351,511
Reinvested	11,534	14,497	26	66
Redeemed	(6,044,950)	(2,214,500)	(400,119)	(192,355)

Change in shares	(5,534,891)	714,554	(326,485)	159,222

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2004

Principal Amount	Security Description	Value
U.S. Treasury Notes (14.3%):
$60,000,000	2.13%, 10/31/04	$60,106,796
30,000,000	1.75%, 12/31/04	30,044,660

Total U.S. Treasury Notes (Cost $90,151,456)		90,151,456

Repurchase Agreements (85.7%):
80,000,000	Bear Stearns Cos., Inc., 1.54%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $80,003,422, collateralized by U.S. Treasury Securities (0.00% - 9.13%), (12/9/04 - 4/15/32), fair value $81,603,668)	80,000,000
95,000,000	Deutsche Bank, 1.54%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $95,004,064, collateralized by U.S. Treasury Bond, 6.13%, 8/15/29, fair value $96,900,458)	95,000,000
75,830,262	J.P. Morgan Chase & Co., 1.52%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $75,833,464, collateralized by U.S. Treasury Bill, 0.00%, 2/10/05, fair value $77,347,867)	75,830,262

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$80,000,000	Morgan Stanley Dean Witter & Co., 1.55%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $80,003,444, collateralized by U.S. Treasury Bond, 7.88%, 2/15/21, fair value $81,600,336)	$80,000,000
100,000,000	SG Cowen, 1.54%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $100,004,278, collateralized by U.S. Treasury Bond, 3.38%, 1/15/12, fair value $102,000,457)	100,000,000
110,000,000	UBS Warburg, 1.57%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $110,004,797, collateralized by U.S. Government Securities (1.95% - 7.50%), (12/16/18 - 9/16/38), fair value $112,200,652)	110,000,000

Total Repurchase Agreements (Cost $540,830,262)		540,830,262

Total Investments (Cost $630,981,718)(a)—100.0%		630,981,718
Liabilities in excess of other assets—0.0%		(48,845)

Net Assets—100.0%		$630,932,873

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2004

Principal Amount	Security Description	Value
U.S. Treasury Notes (13.7%):
$15,000,000	2.13%, 10/31/04	$15,026,699
10,000,000	1.75%, 12/31/04	10,014,887

Total U.S. Treasury Notes (Cost $25,041,586)		25,041,586

Repurchase Agreements (86.3%):
25,000,000	Bear Stearns Cos., Inc., 1.54%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $25,001,069, collateralized by U.S. Treasury Securities (0.00% - 9.13%), (12/9/04 - 4/15/32), fair value $25,501,146)	25,000,000
30,000,000	Deutsche Bank, 1.54%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $30,001,283, collateralized by U.S. Treasury Bond, 6.13%, 8/15/29, fair value $30,600,145)	30,000,000
22,349,360	J.P. Morgan Chase & Co., 1.52%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $22,350,303, collateralized by U.S. Treasury Bill, 0.00%, 2/10/05, fair value $22,796,641)	22,349,360
25,000,000	Morgan Stanley, 1.55%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $25,001,076, collateralized by U.S. Treasury Bond, 7.88%, 2/15/21, fair value $25,500,105)	25,000,000

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$25,000,000	SG Cowen, 1.54%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $25,001,069, collateralized by U.S. Treasury Bond, 3.38%, 1/15/12, fair value $25,500,114)	$25,000,000
29,999,999	UBS Warburg, 1.57%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $30,001,308, collateralized by U.S. Government Securities (1.95% - 7.50%), (12/16/18 - 9/16/38), fair value $30,600,179)	29,999,999

Total Repurchase Agreements (Cost $157,349,359)		157,349,359

Total Investments (Cost $182,390,945)(a)—100.0%		182,390,945
Liabilities in excess of other assets—0.0%		(46,033)

Net Assets—100.0%		$182,344,912

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments

August 31, 2004

Principal Amount	Security Description	Value
Certificates of Deposit (3.8%):
Financial Services (2.3%):
$15,000,000	Citibank NA, 1.65%, 11/22/04	$15,000,000

Banking (1.5%):
10,000,000	Deutsche Bank, 1.51%*, 9/8/04	10,000,000

Total Certificates of Deposit (Cost $25,000,000)		25,000,000

Commercial Paper** (16.2%):
Banking (7.4%):
1,200,000	ABN AMRO National Finance Corp., 1.55%, 10/6/04	1,198,192
10,000,000	Credit Suisse First Boston, 1.56%, 10/4/04(b)	9,985,700
8,000,000	Societe Generale, 1.49%, 9/22/04	7,993,047
15,000,000	State Street Corp., 1.50%, 9/22/04	14,986,875
15,000,000	UBS Finance, 1.57%, 9/1/04	15,000,000

		49,163,814

Financial Services (5.3%):
15,000,000	General Electric Capital Corp., 1.52%, 9/22/04	14,986,700
10,000,000	IBM Corp., 1.51%, 10/18/04	9,980,286
10,000,000	Merrill Lynch & Co., 1.55%, 10/4/04	9,986,158

		34,953,144

Insurance (1.2%):
8,000,000	AIG Funding, Inc., 1.50%, 9/21/04	7,993,333

Pharmaceuticals (2.3%):
15,000,000	Pfizer, Inc., 1.52%, 10/8/04(b)	14,976,567

Total Commercial Paper (Cost $107,086,858)		107,086,858

Corporate Bonds (3.0%):
Banking (1.5%):
10,000,000	Wells Fargo, 1.50%*, 9/7/04	10,000,000

Financial Services (1.5%):
4,000,000	Bear Stearns Co., Inc., 2.15%*, 10/15/04	4,020,595
6,000,000	Bear Stearns Co., Inc., 2.12%*, 10/26/04	6,019,227

		10,039,822

Total Corporate Bonds (Cost $20,039,822)		20,039,822

Principal Amount	Security Description	Value
U.S. Government Agencies (55.5%):
Fannie Mae (13.9%):
$10,000,000	1.55%*, 9/1/04	$9,999,092
5,000,000	1.34%*, 9/11/04	5,000,233
5,000,000	1.52%*, 9/27/04	4,999,635
10,000,000	1.60%*, 10/6/04	9,998,237
7,000,000	1.51%*, 10/18/04	6,999,941
13,289,000	1.21%*, 10/20/04	13,267,114
5,000,000	1.56%*, 10/28/04	4,999,411
1,497,000	7.13%, 2/15/05	1,537,170
5,000,000	1.75%, 5/23/05	5,000,000
10,000,000	1.55%, 7/29/05	9,928,482
10,000,000	2.32%, 9/12/05	10,000,000
10,000,000	1.50%*, 2/15/05	9,997,198

		91,726,513

Federal Farm Credit Bank (1.2%):
8,000,000	1.30%, 3/1/05	8,000,000

Federal Home Loan Bank (31.1%):
25,000,000	1.44%*, 9/15/04	25,002,061
20,000,000	1.50%*, 9/16/04	20,000,000
10,000,000	1.54%*, 9/25/04	10,001,028
40,000,000	1.54%*, 9/26/04	39,992,058
40,000,000	1.51%*, 9/27/04	39,997,817
2,000,000	2.00%, 11/15/04	2,001,453
5,000,000	1.51%, 12/8/04	5,004,026
1,000,000	1.60%, 12/30/04	1,000,000
3,300,000	4.13%, 1/14/05	3,335,146
600,000	5.92%, 2/2/05	611,833
3,000,000	1.30%, 2/4/05	3,000,000
2,000,000	4.00%, 2/14/05	2,025,385
975,000	7.13%, 2/15/05	1,001,163
8,000,000	1.30%, 2/23/05	8,000,000
13,000,000	1.30%, 2/28/05	12,999,566
10,000,000	1.30%, 4/27/05	9,998,073
10,000,000	1.47%, 5/4/05	10,000,000
4,775,000	1.58%, 5/10/05	4,775,000
1,930,000	1.85%, 5/27/05	1,930,000
5,000,000	2.10%, 6/23/05	5,000,000

		205,674,609

Freddie Mac (1.7%):
1,539,000	3.88%, 2/15/05	1,557,787
10,000,000	1.31%, 4/1/05	10,000,000

		11,557,787

Student Loan Marketing Assoc. (7.6%):
50,000,000	1.61%*, 9/8/04	50,000,000

Total U.S. Government Agencies (Cost $366,958,909)		366,958,909

Continued

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Principal Amount	Security Description	Value
Repurchase Agreements (21.5%):
$20,000,000	Bear Stearns Cos., Inc., 1.57%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $20,000,872, collateralized by U.S. Government Agency Securities (0.00% - 5.88%), (9/7/04 - 6/10/15), fair value $20,431,717)	$20,000,000
30,000,000	Deutsche Bank, 1.56%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $30,001,300, collateralized by U.S. Government Agency Security 0.00%,12/7/04, fair value $30,600,310)	30,000,000
32,596,580	J.P. Morgan Chase & Co., 1.55%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $32,597,983, collateralized by U.S. Government Agency Securities (2.50% - 4.88%), (3/15/06 - 3/14/08), fair value $33,250,891)	32,596,580
30,000,000	Morgan Stanley Dean Witter & Co., 1.56%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $30,001,300, collateralized by U.S. Government Agency Securities 0.00%, (11/12/04 - 2/25/05), fair value $30,603,423)	30,000,000

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$30,000,000	UBS Warburg, 1.58%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $30,001,317, collateralized by U.S. Government Agency Securities (1.88% - 6.25%), (2/15/06 - 2/1/11), fair value $30,600,167)	$30,000,000

Total Repurchase Agreements (Cost $142,596,580)		142,596,580

Total Investments (Cost $661,682,169)(a)—100.0%		661,682,169
Other assets in excess of liabilities—0.0%		76,340

Net Assets—100.0%		$661,758,509

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

(b)	Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund
Credit Suisse First Boston 1.56%, 10/4/04 (144A)	8/3/2004	$9,973,133	$1.00	1.51%
Pfizer, Inc. 1.52%, 10/8/04	8/17/2004	$14,967,067	$1.00	2.26%

*	Variable rate investments. The rate presented is the rate in effect at August 31, 2004. The date presented reflects the next rate change date.

**	The rate presented is the effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional Cash Management Fund

Schedule of Portfolio Investments

August 31, 2004

Principal Amount	Security Description	Value
Commercial Paper** (17.7%):
Banking (5.7%):
$3,100,000	ABN AMRO National Finance Corp., 1.50%, 9/20/04	$3,097,546
4,400,000	ABN AMRO National Finance Corp., 1.55%, 10/6/04	4,393,369
7,000,000	Societe Generale, 1.49%, 9/22/04	6,993,916

		14,484,831

Beverages (3.0%):
7,500,000	Coca Cola Co., 1.52%, 10/4/04	7,489,550

Insurance (3.0%):
7,500,000	ING America Insurance, 1.64%, 10/26/04	7,481,208

Oil—Integrated Companies (3.0%):
7,500,000	Total Capital, 1.55%, 10/12/04(b)	7,486,760

Retail (3.0%):
7,500,000	Wal-Mart Stores, Inc., 1.53%, 10/5/04(b)	7,489,163

Total Commercial Paper (Cost $44,431,512)		44,431,512

U.S. Government Agencies (50.3%):
Fannie Mae (17.4%):
250,000	6.21%, 10/1/04	251,029
411,000	1.88%, 12/15/04	411,179
2,000,000	1.49%*, 9/23/04	2,000,000
20,000,000	1.52%*, 12/27/04	19,999,183
1,000,000	1.51%*, 1/18/05	1,000,000
20,000,000	1.60%*, 4/15/05	19,996,953

		43,658,344

Federal Farm Credit Bank (3.5%):
500,000	4.58%, 9/7/04	500,271
75,000	6.10%, 11/4/04	75,596
20,000	6.09%, 12/3/04	20,231
1,213,000	3.88%, 12/15/04	1,220,467
3,000,000	1.30%, 2/1/05	2,998,170
4,000,000	1.30%, 3/1/05	4,000,001

		8,814,736

Federal Home Loan Bank (29.1%):
250,000	6.75%, 9/8/04	250,258
5,000,000	7.61%, 9/23/04	5,019,338
250,000	5.71%, 10/27/04	251,721
4,055,000	3.38%, 11/15/04	4,072,037
4,415,000	4.13%, 11/15/04	4,438,739
3,425,000	6.25%, 11/15/04	3,457,129
250,000	6.50%, 11/15/04	252,683
840,000	2.13%, 12/15/04	840,963

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$1,760,000	3.88%, 12/15/04	$1,770,737
8,000,000	1.38%, 1/12/05	8,006,481
1,165,000	4.13%, 1/14/05	1,177,166
3,000,000	1.30%, 1/28/05	3,000,122
360,000	1.88%, 2/15/05	361,138
400,000	4.00%, 2/15/05	405,090
465,000	5.82%, 2/18/05	474,904
1,130,000	1.30%, 2/28/05	1,129,917
3,000,000	1.40%, 4/1/05	2,999,745
5,000,000	1.25%, 4/5/05	4,995,596
5,000,000	1.30%, 4/27/05	4,999,037
5,000,000	2.41%, 8/18/05	5,000,000
10,000,000	1.51%*, 9/27/04	9,999,454
10,000,000	1.60%*, 10/6/04	9,999,999

		72,902,254

Freddie Mac (0.3%):
360,000	7.70%, 9/20/04	361,224
275,000	6.24%, 10/6/04	276,343

		637,567

Total U.S. Government Agencies (Cost $126,012,901)		126,012,901

Repurchase Agreements (31.9%):
20,000,000	Bear Stearns Cos., Inc., 1.57%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $20,000,872, collateralized by U.S. Government Agency Securities (0.00% - 5.88%), (9/7/04 - 6/10/15), fair value $20,431,717)	20,000,000
15,000,000	Deutsche Bank, 1.56%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $15,000,650, collateralized by U.S. Government Agency Security, 0.00%, 12/7/04, fair value $15,300,083)	15,000,000
10,171,807	J.P. Morgan Chase & Co., 9/1/04 1.55%, (Purchased on 8/31/04, proceeds at maturity $10,172,245, collateralized by U.S. Government Agency Securities (2.50% - 4.88%), (3/15/06 - 3/14/08), fair value $10,375,986)	10,171,807

Continued

AMERICAN PERFORMANCE FUNDS

Institutional Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$10,000,000	Morgan Stanley Dean Witter & Co., 1.56%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $10,000,433, collateralized by U.S. Government Agency Securities 0.00%, (11/12/04 - 2/25/05), fair value $10,201,141)	$10,000,000
25,000,000	UBS Warburg, 1.58%, 9/1/04 (Purchased on 8/31/04, proceeds at maturity $25,001,097, collateralized by U.S. Government Agency Securities (1.88% - 6.25%), (2/15/06 - 2/1/11), fair value $25,500,259)	25,000,000

Total Repurchase Agreements (Cost $80,171,807)		80,171,807

Total Investments (Cost $250,616,220)(a)—99.9%		250,616,220
Other assets in excess of liabilities—0.1%		353,395

Net Assets—100.0%		$250,969,615

(a)	Cost and value for federal income tax and financial reporting purposes are substantially the same.

(b)	Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

Issue Description	Acquitition Date	Cost	Value per Share	Percent of Fund
Total Capital 1.55% 10/12/04 (144A)	8/17/2004	$7,481,917	$1.00	2.98%
Wal-Mart Stores, Inc., 1.53%, 10/5/04 (144A)	8/23/2004	7,486,294	1.00	2.98%

*	Variable rate investments. The rate presented is the rate in effect at August 31, 2004. The date presented reflects the next rate change date.

**	The rate presented is the effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds (94.1%):
Alabama (4.5%):
$475,000	Birmingham Alabama Refunding & Capital Improvement, GO, Series B, 3.13%, 12/1/08, Insured by: AMBAC	$486,813
450,000	Huntsville Alabama, Water System Revenue, 4.70%, 11/1/13, Callable 11/1/08 @ 101*	473,085
500,000	Montgomery Educational Building Facilities Authority Revenue, Faulkner University Project, 4.95%, 10/1/14, Callable 10/1/08 @ 102*, Insured by: MBIA	547,219

		1,507,117

Alaska (1.6%):
500,000	Alaska State Housing Financial Corp., Series A, 6.10%, 12/1/06, Insured by: GO of Corporation	542,135

Arizona (0.1%):
25,000	Phoenix Arizona Civic Improvement Corp., Wastewater System Revenue, 4.85%, 7/1/07, Callable 7/01/05 @ 101*, Insured by: MBIA	25,566
15,000	Phoenix Arizona, GO, Series A, 4.50%, 7/1/16, Callable 7/1/08 @ 101*	15,432
5,000	Salt River Project Arizona Agriculture Improvement & Power District, Electric System Revenue, 5.50%, 1/1/05	5,069

		46,067

Arkansas (2.8%):
30,000	Fountain Hill School District, Arkansas Ashley County, GO, 3.50%, 6/1/07, Insured by : State Aid	31,140
425,000	Jonesboro Arkansas City, Water Public Utility System, 2.50%, 11/15/05, Insured by: AMBAC	429,773
455,000	Sheridan Arkansas School District Number 37, GO, 4.50%, 2/1/14, Callable 8/1/08 @ 100*, Insured by: AMBAC	468,463

		929,376

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
California (0.7%):
$10,000	Forestville Caliornia University School District, GO, 5.00%, 8/1/11, Insured by: FSA	$11,151
15,000	Metropolitan Water District, Southern California Waterworks Revenue, 5.00%, 7/1/18, Callable 1/1/08 @ 101*	15,908
10,000	Morgan Hill California University School District, GO, 5.00%, 8/1/12, Callable 8/1/11 @ 101*, Insured by: FGIC	11,098
40,000	Pacific Housing & Finance Agency, California Lease, 4.63%, 12/1/04, Insured by: MBIA	40,214
105,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Callable 2/1/08 @ 102*, Insured by: MBIA	107,191
15,000	San Bernardino County California Transportation Authority, Sales Tax Revenue, Series A, 4.88%, 3/1/10, Callable 3/1/08 @ 101*, Insured by: FSA	16,131
25,000	San Diego Califonia Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/09 @ 101*, Insured by: AMBAC	26,289
10,000	San Mateo County Callifornia Transportation District, 4.75%, 6/1/16, Callable 6/1/08 @ 101*, Insured by: MBIA	10,391
10,000	West Contra Costa California University School District, GO, 5.00%, 8/1/15, Callable 8/1/09 @ 101*, Insured by: FGIC	10,761

		249,134

Florida (0.6%):
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 4/1/09 @ 101*, Insured by: MBIA	26,317
120,000	Miami-Dade County Florida Public Facilities Revenue, Jackson Memorial Hospital, 5.00%, 6/1/18, Callable 6/1/08 @ 101*, Insured by: FSA	126,726

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Florida, continued:
$15,000	Orlando Florida Utilities Community Water & Electric Revenue, 5.00%, 10/1/20, Callable 10/1/04 @ 101*	$15,196
20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100*, Insured by: FSA	20,142

		188,381

Georgia (0.1%):
25,000	Coweta County Georgia Development Authority Revenue, 5.13%, 1/1/17, Callable 1/1/10 @ 101*, Insured by: AMBAC	26,665
20,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Callable 1/1/05 @ 101*, Insured by: MBIA	20,458

		47,123

Hawaii (1.6%):
500,000	Hawaii State, GO, 5.13%, 2/1/07, Insured by: FGIC	537,205

Illinois (9.6%):
400,000	Chicago Park District, Series A, GO, 5.25%, 11/15/12, Callable 11/15/08 @ 100*, Insured by: MBIA	427,344
250,000	Chicago Project & Referendum, GO, Series B, 5.125%, 1/1/13, Callable 1/1/06 @ 102*, Insured by: FGIC	265,263
500,000	Illinois Development Finance Authority, Pollution Control Revenue, Commonwealth Edison Co., 5.70%, 1/15/09, Insured by: AMBAC	557,994
250,000	Illinois Health Facilities Authority Revenue, Edward Hospital Obligated Group A, 5.50%, 2/15/15, Callable 2/15/11 @ 101*, Insured by: FSA	273,678
500,000	Illinois Health Facilities Authority Revenue, Methodist Medical Center, 5.13%, 11/15/18, Callable 11/15/08 @ 101*, Insured by: MBIA	530,880

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Illinois, continued:
$285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100*, Insured by: AMBAC	$310,245
75,000	Kane County Illinois Public Building Community College Facilities Revenue, 2.50%, 12/1/04, Insured by: AMBAC	75,220
215,000	Kane County Illinois School District #129 Aurora West Side, GO, Series B, 4.70%, 2/1/15, Callable 2/1/12 @ 100*, Insured by: FGIC	226,487
15,000	University Illinois Certificates, Certificate Participation, 4.25%, 10/1/09, Insured by: AMBAC	15,958
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100*, Insured by: FGIC	543,360

		3,226,429

Indiana (4.7%):
500,000	Blackford County, Indiana School Building Corp. First Mortgage Revenue, 5.10%, 1/15/16, Callable 7/15/06 @ 101*, Insured by: AMBAC	527,985
10,000	East Chicago Indiana Multiple School Building Corp. First Mortgage Revenue, 5.40%, 7/15/12, Callable 7/15/08 @ 101*, Insured by: AMBAC	11,084
500,000	Indiana Transportation Finance Authority Highway Revenue, 3.40%, 6/1/10, Insured by: FSA	511,270
500,000	South Bend Water Works Revenue, 4.75%, 1/1/12, Callable 1/1/06 @ 101*, Insured by: FSA	522,860
20,000	Warren Township Indiana School Building Corp., 5.00%, 7/5/14, Callable 7/5/08, Insured by: FSA	21,839

		1,595,038

Iowa (0.1%):
25,000	Iowa City Water Revenue, 4.75%, 7/1/12, Callable 7/1/08 @ 100*, Insured by: FGIC	26,230

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Kansas (1.5%):
$225,000	Pottawatomie County Kansas University School District No. 320, GO, 4.00%, 9/1/04, Insured by: FSA	$225,016
250,000	University Kansas Hospital Authority Health Facilities Revenue, 5.70%, 9/1/20, Callable 9/1/09 @ 100*, Insured by: AMBAC	276,150

		501,166

Kentucky (0.9%):
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101*, Insured by: FSA	5,369
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100*, Insured by: FSA	10,819
285,000	Northern Kentucky Water District Revenue, Series B, 3.50%, 2/1/07, Insured by: FSA	295,417

		311,605

Louisiana (1.6%):
10,000	Bossier City Louisiana Public Improvement Sales and use, Tax Revenue, 3.65%, 11/1/08, Insured by: AMBAC	10,445
500,000	Louisiana Public Facilities Authority, Louisiana Water Co. Project, 5.45%, 2/1/13, Callable 2/1/05 @ 100*, Insured by: AMBAC	508,065
25,000	Orleans Parish Louisiana Parishwide School District, GO, 4.80%, 9/1/09, Callable 3/1/06 @ 100*, Insured by: FGIC	26,017

		544,527

Maine (1.1%):
380,000	Maine Municipal Bond Bank Revenue, Series A, 4.00%, 11/1/15, Callable 11/1/13 @ 100*	386,114

Massachusetts (0.0%):
5,000	Massachusettes State Water Reserve Authority Revenue, Series B, 4.00%, 12/1/18, Callable 12/1/05 @ 100*, Insured by: MBIA	5,000

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Michigan (7.8%):
$550,000	Detroit Sewer Disposal Revenue, Series A, 5.25%, 7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA	$572,670
25,000	Kenowa Hills Michigan Public Schools, GO, 5.60%, 5/1/09, Callable 5/1/06 @ 100*, Insured by: MBIA	26,482
600,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100*, Insured by: Q-SBLF.	644,987
600,000	Michigan State Building Authority Revenue, Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*	632,303
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/08 @ 100*, Insured by: AMBAC	427,076
25,000	Ottawa County Michigan, GO, 5.05%, 8/1/14, Callable: 8/1/08 @ 100*	27,225
300,000	Taylor Michigan Financing Authority, Tax Increment Revenue, 4.50%, 5/1/11, Callable 5/1/08 @ 100*. Insured by: FSA	313,803

		2,644,546

Minnesota (0.4%):
110,000	Burnsville Minnesota Independent School District #191, GO, Series A, 4.88%, 2/1/09, Callable 2/1/06 @ 100*, Insured by: Student Credit Program	114,367
10,000	Minneapolis & St. Paul Minnesota Housing & Redevelopment Authority, Health Care System Revenue, 4.75%, 11/15/18, Callable 11/15/04 @ 101*, Insured by: AMBAC	10,073

		124,440

Mississippi (0.2%):
60,000	Mississippi Development Bank, Special Obligation Revenue, Series B, 5.55%, 7/1/16, Callable 7/1/10 @ 100*, Insured by: FSA	67,040

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Missouri (0.3%):
$10,000	Chesterfield Missouri, GO, 5.00%, 2/15/14, Callable: 2/15/08 @ 100*	$10,769
25,000	Missouri State Health & Education Facilities Authority Revenue, Washington University, 5.00%, 6/15/21, Callable 6/15/09 @ 100*	26,100
10,000	Missouri State Health & Educational Facilities Authority Revenue, Rockhurst High School, 4.60%, 6/1/08, Callable 6/1/05 @ 102*, Insured by: Allied Irish Bank	10,115
15,000	St. Charles County Missouri, Public Facilties Authority Leasehold Revenue, 3.75%, 3/15/05, Insured by: FGIC	15,190
5,000	St. Joseph Hospital, Jackson County Revenue, 7.50%, 6/1/10, Callable 6/1/05 @ 100*	5,718
5,000	St. Louis Missouri Municipal Finance Corp., Leasehold Revenue, 5.40%, 2/15/12, Callable 2/15/06 @ 102*, Insured by: AMBAC	5,345
20,000	Stone County Missouri Reorganization, School District #4, GO, 4.95%, 3/1/13, Callable 3/1/08 @ 100*, Insured by: State Aid	21,505
10,000	Wentzville Missouri School District #R04, GO, 4.70%, 3/1/11, Callable 3/1/08 @ 100*, Insured by: FSA	10,523

		105,265

Nebraska (0.1%):
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13@100*	9,670
20,000	Sarpy County Nebraska, GO, 4.70%, 4/1/06	20,666

		30,336

Nevada (1.5%):
500,000	Las Vegas Downtown Redevelopment Agency, Tax Increment Revenue, 5.40%, 6/1/07, Callable 6/1/05 @ 101*, Insured by: FSA	516,820

New Mexico (0.7%):
235,000	Aztec New Mexico School District, GO, 3.60%, 10/1/10, Insured by: FGIC	243,115

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
New York (0.1%):
$5,000	Farmingdale New York University Free School District, GO, 5.00%, 8/1/06, Callable 2/1/05 @ 101*, Insured by: FGIC	$5,117
25,000	New York New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: FSA	28,349
5,000	New York State Urban Development Corp. Revenue, Series B, 4.75%, 1/1/28, Callable 1/1/09 @ 101*, ETM	5,495

		38,961

North Dakota (0.1%):
35,000	West Fargo North Dakota, GO, 3.00%, 5/1/05, Insured by: MBIA	35,354

Ohio (0.1%):
10,000	Alliance Ohio Water Works, 5.00%, 11/15/20, Callable 11/15/08 @ 101*, Insured by: MBIA	10,547
15,000	North Olmsted Ohio, GO, 4.90%, 12/1/05, Insured by: AMBAC	15,620

		26,167

Oklahoma (10.5%):
150,000	Broken Arrow Oklahoma Municipal Authority, Northeastern State University Project, 4.40%, 5/1/08, Callable 5/1/06 @ 100*, Insured by: AMBAC	154,578
765,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.00%, 7/1/15, Callable 7/1/08 @ 100*, Insured by: MBIA	812,850
200,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.60%, 7/1/19, Callable 7/1/09 @ 100*	221,582
35,000	Grand River Dam Authority Revenue, 5.75%, 6/1/06, Insured by: FSA	37,418
500,000	Oklahoma City Water Utilities Revenue, Series A, 5.00%, 7/1/16, Callable 7/1/09 @ 100*	543,300
500,000	Oklahoma Housing Finance Agency, Multifamily Housing Revenue, Series A4, 5.50%, 11/1/25, Callable 5/1/05 @ 100*, Insured by: FHA	511,990

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Oklahoma, continued:
$285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100*, Insured by: MBIA	$318,807
25,000	Tulsa Oklahoma Industrial Authority Revenue, 6.50%, 4/1/07, Callable 4/8/05 @ 100*, ETM	26,677
540,000	Tulsa Oklahoma Public Facilities Authority, Capital Improvement, Series 1988-B, 5.70%, 3/1/05, Callable 9/1/04 @ 100.5*	544,390
335,000	University of Oklahoma Revenue, Tulsa Campus, 3.80%, 1/1/12, Insured by: MBIA	347,368

		3,518,960

Oregon (0.0%):
5,000	Albany Oregon, GO, 4.25%, 3/1/10, Callable 3/1/09 @ 100*, Insured by: FGIC	5,290

Pennsylvania (3.6%):
50,000	Delaware County Pennsylvania, GO, 5.13%, 10/1/13, Callable 10/1/09 @ 100*	54,924
10,000	Deleware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Callable 11/15/04 @ 101*, ETM	10,711
25,000	Downingtown Pennsylvania Area School District, GO, 3.90%, 3/1/10, Callable 3/1/08 @ 100*, Insured by: FGIC	25,730
500,000	Harrisburg Pennsylvania Auithority Recovery Facilities Revenue, Series A, 5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured by: FSA	553,034
250,000	Lackawanna County Pennsylvania, Series A, GO, 4.80%, 1/1/13, Callable 1/1/09 @ 100*, Insured by: FGIC	268,065
25,000	Muhlneberg Pennsylvania School District, GO, 4.10%, 2/15/11, Callable 2/15/07 @ 100*, Insured by: FGIC	25,548
250,000	New Hope Solebury Pennsylvania School District, GO, 4.00%, 8/15/08, Callable 2/15/06 @ 100*, Insured by: State Aid	255,253

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Pennsylvania, continued:
$25,000	Plumstead Township Pennsylvania, GO, 4.25%, 12/15/12, Callable 12/15/07 @ 100*, Insured by: AMBAC	$25,695

		1,218,960

Puerto Rico (0.0%):
5,000	Puerto Rico Housing Financial Authority Revenue, 2.00%, 12/1/06, Insured by: HUD	4,997

Rhode Island (0.2%):
60,000	Providence Rhode Island, GO, 5.45%, 1/15/10, Callable 1/15/07*, Insured by: FSA	65,042

South Carolina (2.3%):
250,000	Pickens County South Carolina School District, GO, 2.25%, 3/1/06, Insured by: FGIC	252,128
500,000	South Carolina Transportation Infrastructure Bank Revenue, Series A, 4.45%, 10/1/13, Callable 10/1/08 @ 101*, Insured by: MBIA	525,695

		777,823

Tennessee (0.2%):
25,000	Jackson Tennesse, Hospital Revenue, 5.50%, 4/1/10, Callable 4/1/05 @ 102*, Insured by: AMBAC	26,030
50,000	Tennessee State, GO, 5.25%, 5/1/13, Callable 5/1/07 @ 101.5*	54,868

		80,898

Texas (27.0%):
555,000	Allen Texas, GO, 4.50%, 9/1/13, Callable 9/1/12 @ 100*, Insured by: AMBAC	590,086
25,000	Austin Texas, GO, 5.00%, 8/1/12, Callable 8/1/07 @ 100*, Insured by: PSF-GTD	26,820
50,000	Bay City Texas Independent School District, GO, 4.80%, 2/15/14, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	53,338
300,000	Baytown Texas Water and Sewer Revenue, 1.90%, 2/1/06, Insured by: MBIA	300,639

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$60,000	Canyon Texas Independent School District, GO, 3.00%, 2/15/05, Insured by: PSF-GTD	$60,437
75,000	Clear Brook City Texas Municipal Utilites District, 5.13%, 2/1/26, Callable 2/1/11 @ 100*, Insured by: FGIC	76,841
525,000	Corpus Christi Texas Independent School District, 3.20%, 8/15/10, Insured by: PSF-GTD	530,282
100,000	Corpus Christi Texas Utilities System Revenue, 3.00%, 7/15/11, Credit Support: FSA	101,035
100,000	Corpus Christi Texas Utilities System Revenue, 4.00%, 7/15/11, Credit Support: FSA	104,621
100,000	Corpus Christi Texas Utility System Revenue, 3.00%, 7/15/10, Credit Support: FSA	99,907
500,000	Dallas Texas Independent School District, GO, 4.50%, 8/15/14, Callable 8/15/09 @ 100*, Insured by: PSF-GTD	517,815
10,000	De Soto Texas, GO, 3.00%, 2/15/05, Insured by: MBIA	10,073
165,000	Del Rio Texas, Series B, GO, 4.50%, 7/1/16, Callable 7/1/12 @ 100*, Insured by: AMBAC	170,717
10,000	Del Valle Texas Independant School District, GO, 5.00%, 2/1/11, Callable 2/1/07 @ 100*, Insured by: PSF-GTD	10,625
135,000	Fort Bend Texas Independent School District, GO, 5.13%, 8/15/22, Callable 8/15/10 @ 100*, Insured by: PSF-GTD	141,735
25,000	Harris County Texas, GO, 5.13%, 8/15/17, Callable 8/15/07 @ 101*, Insured by: MBIA	26,852
100,000	Houston Municpal Bond, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	103,061
400,000	Houston Municpal Bond, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	435,308
500,000	Hurst Euless Bedford Texas Independent School District, GO, 4.70%, 8/15/13, Callable 8/15/08 @ 100*, Insured by: PSF-GTD	519,915

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$500,000	Katy Independent School District, Series A, GO, 4.80%, 2/15/14, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	$533,375
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100*, Insured by: PSF-GTD	222,147
40,000	Mckinney Texas, GO, 4.70%, 8/15/14, Callable 2/15/09 @ 100*, Insured by: FSA	41,568
30,000	Mesquite Texas, GO, 5.00%, 8/15/12, Callable 8/15/07 @100*, Insured by: PSF-GTD	32,204
40,000	Mission Texas Construction Independent School District, GO, 5.00%, 2/15/16, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	42,334
10,000	Montgomery County Texas Municipal Utility District #46, GO, 3.00%, 3/1/09, Insured by: FGIC	10,121
295,000	Northside Texas Independent School District, GO, 2.00%, 2/15/06, Callable 2/15/05 @ 100*, Insured by: AMBAC	295,065
305,000	Northside Texas Independent School District, GO, 2.50%, 2/15/08, Callable 2/15/05 @ 100*, Insured by: AMBAC	304,326
10,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100*, Insured by: PSF-GTD	10,266
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100*, Insured by: FGIC	567,737
350,000	Port Arthur Texas Naval District, GO, 4.88%, 3/1/17, Callable 3/1/08 @ 100*, Insured by: AMBAC	366,884
260,000	Port Houston AuthorityTexas Harris County, Series A, GO, 3.75%, 10/1/11	267,249
50,000	Red River Authority Texas Polution Control, 5.20%, 7/1/11, Callable 1/1/05 @ 102*, Insured by: AMBAC	51,596

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$50,000	San Patricio Texas, Municipal Water District, 4.75%, 7/10/13, Callable 7/10/09 @ 100*, Insured by: FSA	$53,597
100,000	Texas State Public Finance Authority, Building Revenue, Series B, 4.80%, 2/1/16, Callable 2/1/09 @ 100*	105,132
30,000	Texas State Turnpike Authority, Dallas Northway Revenue, 5.00%, 1/1/25, Callable 1/1/06 @ 102*, Insured by: FGIC	30,319
200,000	Texas State University System, Financing Revenue, 5.00%, 3/15/20, Callable 3/15/12 @ 100*, Insured by: FSA	209,718
500,000	Texas State, GO, 5.00%, 10/1/15, Callable 4/1/08 @ 100*	530,315
265,000	Texas State, GO, Series B, 5.13%, 10/1/15, Callable: 10/1/08 @ 101*	286,754
25,000	Texas State, Series B, GO, 6.50%, 8/1/05, ETM	26,025
400,000	Tomball Independent School District, GO, 4.75%, 2/15/16, Callable 2/15/09 @ 100*	419,464
350,000	University of Texas Revenue, 4.38%, 8/15/10, Callable 8/15/07 @ 100*	373,167
400,000	Wichita Falls Texas Independent School, GO, 4.30%, 2/1/11, Callable 2/1/08 @ 100*, Insured by: PSF-GTD	413,864

		9,073,334

Utah (0.8%):
250,000	Utah State, Series A, GO, 5.00%, 7/1/12, Callable 7/1/08 @ 100*, ETM	273,758

Washington (5.2%):
400,000	Grays Harbor County Public Utility Revenue, 5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by: AMBAC	425,236
50,000	Normandy Park Washington, GO, 5.00%, 12/1/04	50,430
20,000	Pierce King County Washington School District NO. 417, GO, 4.00%, 12/1/04, Insured by: FSA	20,134

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Washington, continued:
$300,000	Seattle Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100*, Insured by: FGIC	$323,751
500,000	Washington State Health Care Facilities Authority Revenue, 5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by: MBIA	543,240
350,000	Washington State Health Care Facilities Authority Revenue, 5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured by: AMBAC	387,916

		1,750,707

West Virginia (0.7%):
15,000	Ohio County West Virginia Building Commission Revenue, 7.00%, 10/1/10, Callable 10/1/04 @ 100*	16,916
200,000	West Virginia State, Hospital Financial Authority Revenue, Series A, 3.50%, 6/1/10, Insured by: FSA	204,282

		221,198

Wisconsin (0.8%):
5,000	Madison Wisconsin Community Development Authority Revenue, 5.90%, 3/1/06, Callable 3/1/05 @ 100*, ETM	5,112
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	273,610

		278,722

Total Municipal Bonds (Cost $30,393,482)		31,744,380

Investment Companies (6.1%):
1,033,535	AIM Tax-Free Cash Reserve Fund	1,033,535
1,026,520	Goldman Sachs Tax-Free Fund	1,026,520

Total Investment Companies (Cost $2,060,055)		2,060,055

Total Investments (Cost $32,453,537)(a)—100.2%		33,804,435
Liabilities in excess of other assets—(0.2)%		(70,136)

Net Assets—100.0%		$33,734,299

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

(a)	Represents cost for financial reporting and federal income tax purposes and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,373,405
Unrealized depreciation	(22,507)

Net unrealized appreciation	$1,350,898

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Corp.

FHA—Federal Housing Administration

FSA—Financial Security Assurance

GO—General Obligation Bond

HUD—U.S. Department of Housing and Urban Development

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2004

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(b) (8.1%):
$2,108,747	ACLC Business Loan Receivables Trust, Series 1998-1, Class A1I, 6.44%, 9/15/19	$2,043,507
2,250,000	ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	2,143,125
490,663	ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	493,363
1,500,000	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	1,529,347
449,977	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 8/15/10	460,860
1,200,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	1,071,499
1,635,441	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	1,669,960
1,458,461	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	1,522,690
2,100,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	1,701,943
1,000,000	Franchise Finance Corporation of America Secured Lending Corp., Series 1999-1A, Class A1B, 6.94%, 9/18/25	1,013,924
3,538,136	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	3,607,415

Total Asset Backed Securities (Cost $16,625,740)		17,257,633

Collateralized Mortgage Obligations (46.3%):
407,392	Bank of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	408,594
1,502,577	Bank of America Mortgage Securities, Series 2002-2, Class 3A1, 6.00%, 3/25/17	1,506,779
2,472,705	Bank of America Mortgage Securities, Series 2002-9, Class 2A1, 5.75%, 10/25/17	2,486,825
6,745	Citicorp Mortgage Securities, Inc., Series 1994-9, Class A8, 5.75%, 6/25/09	6,778

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$20,375	Citicorp Mortgage Securities, Inc., Series 1994-1, Class A4, 6.50%, 1/25/24	$20,345
451,427	Citicorp Mortgage Securities, Inc., Series 2002-6, Class 2A1, 6.00%, 5/25/32	450,749
193,081	Citicorp Mortgage Securities, Inc. Series 2002-8, Class 2A, 6.00%, 7/25/32	192,778
433,964	Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00%, 10/25/32	438,655
615,886	Countrywide Home Loans, Series 2002-12, Class 3A1, 6.00%, 8/25/17	615,923
627,441	Countrywide Home Loans, Series 2002-19, Class 2A1, 5.50%, 11/25/17	626,690
164,826	Countrywide Home Loans, Series 2002-32, Class 2A3, 5.00%, 1/25/18	166,128
1,500,000	Countrywide Home Loans, Series 2001-30, Class 3A4, 6.25%, 2/25/32	1,523,122
21,000	Countrywide Home Loans, Series 2001-29, Class AS, 6.25%, 2/25/32	20,995
15,856	Countrywide Home Loans, Series 2002-19, Class 1A9, 6.00%, 11/25/32	15,826
301,562	Countrywide Home Loans, Series 2002-27, Class A5, 5.50%, 12/25/32	302,475
198,476	Countrywide Home Loans, Series 2002-31, Class A6, 4.50%, 1/25/33	200,038
1,432,769	Countrywide Home Loans, Series 2002-32, Class 1A4, 4.50%, 1/25/33	1,438,409
238,807	Countrywide Home Loans, Series 2002-36, Class A16, 5.25%, 1/25/33	239,821
800,000	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	833,680
81,534	Countrywide Home Loans, Series 2003-1, Class 1A6, 4.75%, 3/25/33	81,876

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$487,400	Countrywide Home Loans, Series 2003-14,Class A2, 5.50%, 6/25/33	$498,233
1,518,130	Countrywide Home Loans, Series 2004-1, Class A6, 5.50%, 2/25/34	1,573,606
1,840,923	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	1,887,223
4,426,627	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	4,500,810
649,690	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	668,266
135,667	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	137,670
1,617,161	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-AR24, Class 3A, 6.18%, 12/25/31	1,658,657
5,835,034	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	5,896,734
67,411	Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07	69,268
75,000	Fannie Mae, Series 1993-191, Class PJ, 6.00%, 10/25/08	78,356
460,721	Fannie Mae, Series 1999-1, Class K, 5.50%, 12/25/08	476,159
91,557	Fannie Mae, Series 2003-16, Class PA, 4.50%, 11/25/09	92,554
106,018	Fannie Mae, Series 1999-56, Class G, 7.00%, 12/18/14	105,987
736,959	Fannie Mae, Series 2002-2, Class UB, 6.00%, 1/25/15	742,690
196,661	Fannie Mae, Series 2002-42, Class A, 6.00%, 1/25/16	198,920
313,495	Fannie Mae, Series 2003-13, Class PA, 4.25%, 10/25/16	315,737
311,445	Fannie Mae, Series 2003-16, Class JB, 5.00%, 3/25/18	310,903
3,767	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	4,035
481,563	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	507,928
23,482	Fannie Mae, Series 1992-11, Class E, 8.00%, 12/25/21	24,742

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$139,519	Fannie Mae, Series 2003-33, Class PB, 4.00%, 2/25/22	$140,427
34,393	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	35,789
5,958	Fannie Mae, Series 1992-82, Class E, 7.00%, 4/25/22	5,682
42,275	Fannie Mae, Series 1993-252, Class HA, 5.00%, 9/25/22	42,311
101,873	Fannie Mae, Series 1994-72, Class H, 6.00%, 10/25/22	103,747
13,672	Fannie Mae, Series G92-61, Class G, 7.00%, 10/25/22	13,911
14,516	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	15,618
430,283	Fannie Mae, Series 1993-225, Class PG, 6.00%, 12/25/22	434,158
328,271	Fannie Mae, Series 1994-39, Class PH, 6.35%, 1/25/23	329,745
265,761	Fannie Mae, Series 1998-63, Class PG, 6.00%, 3/25/27	267,831
27,064	Fannie Mae, Series 1998-36, Class GA, 6.00%, 12/18/27	27,247
352,941	Fannie Mae, Series 2002-57, Class BA, 6.00%, 6/25/29	355,147
39,054	Fannie Mae, Series 2001-34, Class A, 6.00%, 7/25/29	39,138
200,000	Fannie Mae, Series 2001-68, Class B, 6.00%, 8/25/29	201,553
312,864	Fannie Mae, Series 2003-22, Class BA, 6.50%, 9/25/29	315,437
20,000	Fannie Mae, Series 2001-81, Class AD, 6.00%, 11/25/29	20,340
78,698	Fannie Mae, Series 2001-61, Class TD, 6.00%, 7/25/30	80,802
277,963	Fannie Mae, Series 2001-53, Class CL, 5.50%, 6/25/31	281,242
60,099	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	61,125
17,547	Fannie Mae, Series 1993-18, Class PJ, 6.50%, 12/25/07	17,852
7,303	Fannie Mae, Series 1994-32, Class F, 3.66%, 3/25/09	7,274
51,815	Fannie Mae, Series 1997-81, Class PC, 5.00%, 4/18/27	52,230
124,087	Fannie Mae, Series 2001-80, Class PC, 5.25%, 9/25/23	123,898

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$27,280	Fannie Mae, Series 2002-36, Class HM, 6.50%, 12/25/29	$27,785
65,554	Fannie Mae, Series 2002-42, Class AB, 5.50%, 1/25/16	66,201
80,000	Fannie Mae, Series 2002-74, Class TB, 5.00%, 1/25/12	80,965
58,965	Fannie Mae, Series 2003-8, Class OA, 4.50%, 2/25/16	59,644
34,239	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	35,851
688,887	First Horizon Asset Securities, Inc., Series 2002-6, Class 2A1, 5.75%, 10/25/17	689,819
1,000,000	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 1A2, 5.50%, 3/25/33	1,032,767
1,479,959	First Horizon Mortgage Pass-Through Trust, Series 2003-10, Class 1A2, 5.50%, 1/25/34	1,535,017
854,062	First Nationwide Trust, Series 1999-1, Class 1A, 6.25%, 2/25/14	854,362
20,146	First Nationwide Trust, Series 2000-1, Class IIA3, 8.00%, 10/25/30	20,110
4,099	Freddie Mac, Series 1106, Class E, 7.50%, 7/15/06	4,096
18,729	Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06	18,803
27,956	Freddie Mac, Series 1458, Class K, 7.00%, 1/15/08	28,937
38,646	Freddie Mac, Series 2318, Class GV, 6.00%, 7/15/10	38,708
198,311	Freddie Mac, Series 2426, Class VG, 6.50%, 4/15/11	198,128
89,347	Freddie Mac, Series 2102, Class TB, 6.00%, 8/15/12	90,092
720,712	Freddie Mac, Series 2573, Class GA, 5.00%, 1/15/13	739,475
180,735	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	177,587
65,000	Freddie Mac, Series 2603, Class TB, 4.00%, 11/15/15	65,598
162,490	Freddie Mac, Series 2497, Class NF, 5.00%, 1/15/16	166,784
3,813,917	Freddie Mac, Series 2474, Class NE, 5.00%, 7/15/17	3,934,089
100,000	Freddie Mac, Series 2580, Class Q5, 4.00%, 3/15/18	100,619

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$300,000	Freddie Mac, Series 2359, Class VD, 6.00%, 5/15/19	$307,247
269,104	Freddie Mac, Series 33, Class D, 8.00%, 4/15/20	278,029
29,042	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	29,037
4,399	Freddie Mac, Series 115, Class I, 7.00%, 2/15/21	4,399
13,381	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	13,379
58,148	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	59,112
44,729	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	44,687
1,283,538	Freddie Mac, Series 2478, Class BG, 5.00%, 12/15/21	1,312,219
362,648	Freddie Mac, Serues 2516, Class EC, 5.00%, 2/15/22	371,061
29,936	Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22	30,786
17,477	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	18,197
31,477	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	32,754
76,177	Freddie Mac, Series 1543, Class PJ, 7.00%, 10/15/22	76,686
95,002	Freddie Mac, Series 1552, Class H, 6.75%, 11/15/22	95,029
24,816	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	25,402
66,878	Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23	67,574
2,633	Freddie Mac, Series 1653, Class D, 6.75%, 1/15/24	2,630
1,000,000	Freddie Mac, Series 2503 Class JD, 5.50%, 3/15/26	1,027,550
4,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	4,246
1,247,437	Freddie Mac, Series 2061, Class TA, 5.25%, 10/15/27	1,263,660
133,840	Freddie Mac, Series 2154, Class PK, 6.50%, 10/15/27	134,670
392,195	Freddie Mac, Series 2513, Class QK, 5.00%, 8/15/28	393,611
509,140	Freddie Mac, Series 2416, Class PN, 6.00%, 11/15/28	518,609
467,404	Freddie Mac, Series 2517, Class DC, 5.00%, 5/15/29	477,335

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$87,884	Freddie Mac, Series 2367, Class AL, 6.00%, 11/15/29	$88,257
791,975	Freddie Mac, Series 2430, Class WD, 6.50%, 12/15/29	807,799
66,434	Freddie Mac, Series 2347, Class PC, 6.50%, 5/15/30	66,646
695,763	Freddie Mac, Series 2523, Class BD, 6.00%, 1/15/32	719,617
40,165	Freddie Mac, Series 1228, Class M, 3.12%, 3/15/22	41,038
18,144	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	18,854
10,121	Freddie Mac, Series 1611, Class I, 6.00%, 2/15/23	10,196
159,667	Freddie Mac, Series 2448, Class D, 5.50%, 5/15/12	159,579
1,272,387	Freddie Mac, Series 2481, Class M, 5.50%, 1/15/15	1,279,629
20,876	Freddie Mac, Series 2508, Class GL, 5.50%, 2/15/16	21,324
1,466,448	Freddie Mac, Series 2527, Class LC, 5.00%, 12/15/28	1,473,884
1,066,800	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	1,075,120
350,421	Freddie Mac, Series 2550, Class PB, 5.00%, 2/15/17	350,678
580,367	Freddie Mac, Series 2569, Class AD, 4.50%, 1/15/30	582,986
1,505,742	Freddie Mac, Series 2573, Class GJ, 5.00%, 1/15/13	1,527,422
478,714	Freddie Mac, Series 85, Class C, 8.60%, 1/15/21	475,372
25,000	Freddie Mae, Series 1258, Class EB, 8.00%, 5/15/07	25,299
1,492,163	GMAC Mortgage Corporation Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	1,516,998
237,918	GMAC Mortgage Corporation Loan Trust, Series 2002-J1, Class A7, 6.50%, 3/25/32	237,378
45,925	Government National Mortgage Assoc, Series 2003-70, Class MV, 5.50%, 4/20/13	46,741
65	Government National Mortgage Assoc., 7.25%, 2/15/05, Pool #5504	66
122	Government National Mortgage Assoc., 7.25%, 2/15/05, Pool #5719	124

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$79	Government National Mortgage Assoc., 7.25%, 3/15/05, Pool #6229	$81
908	Government National Mortgage Assoc., 7.25%, 4/15/05, Pool #6423	925
1,664	Government National Mortgage Assoc., 8.00%, 5/15/05, Pool #5844	1,701
6,260	Government National Mortgage Assoc., 8.00%, 8/15/05, Pool #6711	6,398
4,040	Government National Mortgage Assoc., 7.25%, 11/15/05, Pool #8572	4,118
1,886	Government National Mortgage Assoc., 7.25%, 12/15/05, Pool #8958	1,907
3,051	Government National Mortgage Assoc., 7.25%, 12/15/05, Pool #9018	3,109
1,332	Government National Mortgage Assoc., 7.25%, 12/15/05, Pool #9546	1,362
1,000	Government National Mortgage Assoc., 7.25%, 12/15/05, Pool #9024	1,019
2,411	Government National Mortgage Assoc., 7.25%, 1/15/06, Pool #9377	2,488
658	Government National Mortgage Assoc., 7.25%, 1/15/06, Pool #9399	680
3,587	Government National Mortgage Assoc., 8.00%, 2/15/06, Pool #9208	3,727
6,332	Government National Mortgage Assoc., 8.00%, 8/15/06, Pool #11277	6,578
3,695	Government National Mortgage Assoc., 8.00%, 9/15/06, Pool #11926	3,839
5,262	Government National Mortgage Assoc., 8.00%, 10/15/06, Pool #11931	5,467
6,013	Government National Mortgage Assoc., 8.00%, 10/15/06, Pool #12265	6,247
17,399	Government National Mortgage Assoc., 8.00%, 11/15/06, Pool #13173	18,075
7,415	Government National Mortgage Assoc., 8.00%, 11/15/06, Pool #13379	7,703
6,876	Government National Mortgage Assoc., 8.00%, 2/15/07, Pool #15008	7,234
7,443	Government National Mortgage Assoc., 8.00%, 8/15/07, Pool #18730	7,831
28,710	Government National Mortgage Assoc., 8.00%, 8/15/07, Pool #19641	30,204
2,692	Government National Mortgage Assoc., 8.00%, 9/15/07, Pool #19103	2,832
16,819	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #20059	17,695
9,965	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #21277	10,484

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$4,773	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20455	$5,022
13,697	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #14999	14,410
6,215	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20866	6,538
14,981	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #23055	15,948
3,590	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #22610	3,822
635	Government National Mortgage Assoc., 8.00%, 3/15/08, Pool #22438	676
126,849	Government National Mortgage Assoc., 6.50%, 12/1/11, Pool #E20275	135,118
2,861	Government National Mortgage Assoc., 6.50%, 7/15/23, Pool #350795	3,041
2,737	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	2,966
1,780	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	1,908
2,690	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	2,857
60,553	Government National Mortgage Assoc., Series 1999-38, Class PC, 6.75%, 5/16/26	61,377
14,740	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	16,189
2,600	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	2,783
74,693	Government National Mortgage Assoc., Series 1998-1, Class PD, 6.25%, 8/20/27	75,817
117,055	Government National Mortgage Assoc., Series 2002-67, Class LA, 4.50%, 5/20/29	118,405
129,370	Government National Mortgage Assoc., Series 2002-51, Class B, 6.00%, 5/20/32	129,406
69,079	Government National Mortgage Assoc., Series 1998-18, Class PR, 6.50%, 3/20/27	68,994
291,256	Government National Mortgage Assoc., Series 2003-1, Class GE, 4.50%, 3/20/29	292,324
533,812	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	535,093
1,326,981	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	1,338,339

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$966,298	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	$993,078
2,192,276	Master Asset Securitization Trust, Series 2003-3, Class 2A1, 5.00%, 4/25/18	2,214,199
361,530	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	365,911
427,269	Nationsbanc Montgomery Funding Corp., Series 1998-3, Class A10, 6.50%, 7/25/28	426,315
29,303	PNC Mortgage Securities Corp., Series 1998-11, Class 2A1, 6.50%, 11/25/13	29,242
111,690	PNC Mortgage Securities Corp., Series 1999-6, Class 1A4, 6.75%, 7/25/29	111,887
64,647	Prudential Home Mortgage Securities, Series 1992-27, Class A13, 7.50%, 9/25/07	65,554
28,621	Residential Accredit Loans, Inc., Series 1998-QS16, Class A1, 6.50%, 11/25/13	28,866
52,591	Residential Accredit Loans, Inc., Series 1997-QS9, Class A8, 7.25%, 9/25/27	52,509
60,000	Residential Accredit Loans, Inc., Series 2001-QS18, Class A6, 6.50%, 12/25/31	60,376
55,540	Residential Accredit Loans, Inc., Series 2002-QS14, Class A5, 5.13%, 9/25/32	56,176
1,221,850	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	1,229,462
4,676,539	Residential Accredit Loans, Inc., Series 2003-QS2, Class A6, 4.50%, 2/25/33	4,738,738
1,550,282	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	1,629,789
965,069	Residential Asset Securitization Trust, Series 2002-A15, Class A3, 5.50%, 1/25/33	968,949
213,638	Residential Funding Mortgage Securities I, Series 2002-S6, Class A5, 6.00%, 4/25/17	213,709

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$495,905	Residential Funding Mortgage Securities I, Series 2003-S2, Class A1, 5.00%, 2/25/33	$497,924
4,602,858	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	4,787,587
11,000	Structured Asset Securities Corporation, Series 1999-ALS2, Class A4, 6.75%, 7/25/29	10,983
56,000	Structured Asset Securities Corporation, Series 2001-17, Class A4, 6.50%, 12/25/31	56,594
382,377	Structured Asset Securities Corporation, Series 2002-3, Class 1A9, 5.50%, 3/25/32	383,802
772,331	Structured Asset Securities Corporation, Series 2002-17, Class 1A3, 6.00%, 9/25/32	775,981
1,250,566	Structured Asset Securities Corporation, Series 2002-19, Class A1, 4.20%, 10/25/32	1,252,947
52,156	Structured Asset Securities Corporation, Series 2002-8A, Class 6A, 6.96%, 5/25/32	54,385
7,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	7,279
1,079,890	Vendee Mortgage Trust, Series 1993-2, Class J, 6.75%, 2/15/10	1,088,205
444,854	Washington Mutual, Series 2002-S6, Class A20, 6.25%, 10/25/32	444,209
614,037	Washington Mutual, Series 2002-S7, Class 4A10, 5.00%, 11/25/32	617,565
1,061,298	Washington Mutual, Series 2003-S3, Class 1A46, 5.00%, 6/25/33	1,067,541
1,071,347	Washington Mutual MSC Mortgage, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	1,088,746
1,367,487	Washington Mutual MSC Mortgage, Series 2001-MS14, Class 2A1, 6.00%, 12/25/31	1,375,496
447,640	Washington Mutual MSC Mortgage, Series 2001-MS15, Class 3A1, 6.25%, 1/25/32	452,012
1,897,985	Washington Mutual, Series 2002-S3, Class 1A11, 6.50%, 6/25/32	1,925,670
2,911	Washington Mutual, Series 2002-AR4, Class A1, 5.56%, 4/26/32	2,963
458,892	Washington Mutual, Series 2002-AR5, Class 2A6, 5.57%, 6/25/32	463,611

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$6,642	Washington Mutual, Series 2002-AR5, Class1A3, 4.695%, 6/25/32	$6,668
2,771,469	Washington Mutual, Series 2002-S2, Class 1A8, 6.50%, 3/25/32	2,796,214
522,493	Wells Fargo Alternative Loan Trust, Series 2002-1, Class 2A1, 6.25%, 8/25/32	527,832
264,120	Wells Fargo Mortgage Backed Securities Trust, Series 2002-20, Class A2, 6.00%, 12/25/32	266,261
231,798	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 2A1, 5.00%, 2/25/33	232,040
230,851	Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, Class 1A21, 5.25%, 4/25/33	232,366
1,000,000	Wells Fargo Mortgage Backed Securities Trust, Series 2001-30, Class A3, 6.00%, 12/25/31	1,023,725

Total Collateralized Mortgage Obligations (Cost $98,860,854)		98,981,924

Corporate Bonds (8.6%):
Aerospace & Defense (0.6%):
1,250,000	Boeing Capital Corp., 5.75%, 2/15/07	1,330,873

Banking (2.1%):
500,000	J.P. Morgan Chase & Co., 6.50%, 1/15/09	552,682
1,000,000	Keycorp, 2.75%, 2/27/07	987,798
3,000,000	Keycorp, 1.83%**, 7/23/07	2,997,708

		4,538,188

Brokerage Services (0.4%):
700,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	722,555
75,000	Salomon Smith Barney Holdings, 6.25%, 1/15/05	76,230

		798,785

Electric Integrated (0.1%):
250,000	Entergy Louisiana, Inc., 6.50%, 3/1/08, Callable 9/23/04 @ 101.55*	255,000

Financial—Leasing Company (2.0%):
570,000	International Lease Finance Corp., 4.75%, 1/18/05	575,519
500,000	International Lease Finance Corp., 5.70%, 7/3/06	526,527

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial—Leasing Company, continued:
$3,000,000	International Lease Finance Corp., 5.32%, 12/9/07	$3,173,760

		4,275,806

Financial Services (3.0%):
66,000	Commercial Credit Co., 6.13%, 12/1/05	68,998
2,000,000	General Electric Capital Corp., 2.85%, 1/30/06	2,009,795
1,030,000	Household Finance Corp., 5.50%, 3/15/05	1,044,284
140,000	Household Finance Corp., 5.00%, 5/15/05	141,922
120,000	Household Finance Corp., 5.15%, 9/15/05	122,211
1,300,000	Household Finance Corp., 5.75%, 1/30/07	1,382,140
1,000,000	Household Finance Corp., 7.70%, 7/15/22	1,063,218
500,000	Preferred Term Securities IX, 4.28%**, 4/3/33, Callable 4/3/08 @ 100*	500,000

		6,332,568

Telecommunications (0.4%):
750,000	GTE Southwest, Inc., 6.00%, 1/15/06	783,849
15,000	SBC Community Capital Corp., 7.14%, 9/10/04	15,021

		798,870

Total Corporate Bonds (Cost $17,864,217)		18,330,090

Taxable Municipal Bonds (1.2%):
Missouri (1.2%):
2,500,000	St. Louis Missouri Airport Revenue Refunding, 2.05%, 7/1/05, Insured by: FSA	$2,497,325

Total Taxable Municipal Bonds (Cost $2,500,000)		2,497,325

U.S. Government Agencies (19.9%):
Fannie Mae (4.3%):
5,000,000	2.63%, 9/29/06	4,995,495
2,275,000	3.55%, 12/3/07, Callable 12/3/04 @ 100*	2,271,556
2,000,000	3.25%, 5/11/09, Callable 11/11/04 @ 100*	2,004,494

		9,271,545

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Farm Credit Bank (1.1%):
$2,300,000	3.97%, 6/17/08, Callable 12/17/04 @ 100*	$2,298,806

Federal Home Loan Bank (6.1%):
4,500,000	2.00%, 6/3/05	4,499,873
600,000	2.13%, 1/19/06, Callable 10/19/04 @ 100*	600,063
210,000	2.65%, 5/26/06	210,455
1,000,000	3.50%, 8/15/06	1,016,187
3,000,000	2.50%, 6/21/07, Callable 12/21/04 @ 100*	3,002,985
250,000	4.00%, 6/23/09, Callable 12/23/04 @ 100*	251,391
1,040,000	4.75%, 4/30/14, Callable 10/30/04 @ 100*	1,043,110
2,500,000	3.61%, 7/16/18, Callable 10/16/04 @ 100*	2,494,103

		13,118,167

Freddie Mac (8.4%):
6,000,000	2.63%, 5/19/06, Callable 11/19/04 @ 100*	5,985,131
500,000	3.05%, 1/19/07, Callable 1/19/05 @ 100*	501,488
3,550,000	3.20%, 5/21/08	3,536,379
3,250,000	2.10%, 12/8/08, Callable 12/8/04 @ 100*	3,251,349
2,000,000	4.38%, 2/4/10, Callable 2/4/05 @ 100*	2,008,356
1,000,000	4.13%, 5/12/10, Callable 5/12/05 @ 100*	1,005,000
500,000	4.00%, 12/15/10, Callable 12/15/04 @100*	501,076
1,000,000	4.50%, 12/16/10, Callable 12/16/05 @ 100*	1,002,427

		17,791,206

Total U.S. Government Agencies (Cost $42,493,954)		42,479,724

U.S. Treasury Notes (9.6%):
6,000,000	1.63%, 4/30/05	5,991,798
5,500,000	1.50%, 7/31/05	5,478,303
7,000,000	2.25%, 4/30/06	6,998,635
2,000,000	3.13%, 4/15/09	1,990,390

Total U.S. Treasury Notes (Cost $20,416,900)		20,459,126

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Investments in Affiliates (6.2%):
Investment Companies (6.2%):
5,314,454	American Performance Institutional Cash Management Fund	$5,314,454
7,957,852	American Performance U.S. Treasury Fund	7,957,852

Total Investments in Affiliates (Cost $13,272,306)		13,272,306

Total Investments (Cost $212,033,971)(a)—99.9%		213,278,128
Other assets in excess of liabilities—0.1%		287,997

Net Assets—100.0%		$213,566,125

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,751 and $53,734 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,824,297
Unrealized depreciation	(635,625)

Net unrealized appreciation	$1,188,672

(b)	Represents an illiquid security.

Issue Description	Acquisition Date	Cost	Value per Share	Percent of Fund
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/24/2003	$2,045,484	$0.97	0.96%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	2,072,600	0.95	1.00%
ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	8/15/2003	481,463	1.01	0.23%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/30/2003	1,468,375	1.02	0.72%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 8/15/10	8/12/2003	418,479	1.02	0.22%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	7/7/2003	984,457	0.89	0.50%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	1,520,960	1.02	0.78%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	1,461,591	1.04	0.71%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	1,607,100	0.81	0.80%
Franchise Finance Corporation of America Secured Lending Corp., Series 199-1A, Class A1B, 6.94%, 9/18/25	12/12/2003	1,012,500	1.01	0.47%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	3,497,396	1.02	1.69%

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

**	Represents variable rate investments. The rate presented is the rate in effect at August 31, 2004. The date presented reflects the final maturity date.

FSA—Financial Security Assurance

The Fund holds a significant number of securities with long-term maturities. The investment adviser’s intent is to maintain a relatively short duration and intends to keep the Fund’s effective maturity between 1-5 years.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2004

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(b) (9.1%):
$690,135	ACLC Business Loan Receivables Trust, Series 1998-1, Class A1I, 6.44%, 9/15/19	$668,784
500,000	ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	476,250
269,865	ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	271,349
850,000	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	866,630
393,730	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 8/15/10	403,252
500,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	446,458
1,144,808	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	1,168,972
634,113	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	662,039
1,000,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	810,449
700,000	Franchise Finance Corporation of America Secured Lending Corp., Series 1999-1A, Class A1B, 6.94%, 9/18/25	709,747
1,775,409	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	1,810,173

Total Asset Backed Securities (Cost $7,949,428)		8,294,103

Collateralized Mortgage Obligations (34.1%):
117,111	Banc of America Funding Corp., Series 2000-1, Class 1A12, 6.75%, 11/20/32	117,593
618,176	Bank of America Mortgage Securities, Series 2002-9, Class 2A1, 5.75%, 10/25/17	621,706
67,504	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-5, Class 6A, 5.96%, 6/25/32	67,630
163,376	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	168,185

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$225,714	Citicorp Mortgage Securities, Inc., Series 2002-6, Class 2A1, 6.00%, 5/25/32	$225,375
11,000	Citicorp Mortgage Securities, Inc., Series 2002-11, Class 1A10, 6.00%, 11/25/32	11,072
10,000	Citicorp Mortgage Securities, Inc., Series 2002-11, Class 1A8, 6.00%, 11/25/32	10,031
303,250	Countrywide Home Loans, Series 2002-12, Class 3A1, 6.00%, 8/25/17	303,268
22,000	Countrywide Home Loans, Series 2001-29, Class AS, 6.25%, 2/25/32	21,994
400,000	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	416,840
1,438,039	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	1,462,138
649,690	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	668,266
57,097	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	57,806
11,326	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-26, Class 3A1, 7.50%, 11/25/31	11,374
828,120	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	850,414
134,890	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 3A3, 6.00%, 1/25/33	137,116
617,847	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	627,096
1,539,587	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	1,555,867
51,884	Emergent Home Equity Loan Trust, Series 1997-3, Class A5, 7.29%, 10/20/28	53,026
5,393	Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07	5,541

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$4,700	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	$5,148
43,585	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	46,258
17,003	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	18,651
9,577	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	10,603
35,953	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	39,325
36,488	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	39,723
7,331	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	7,995
62,682	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	67,893
16,312	Fannie Mae, Series 1992-45, Class F, 3.56%, 4/25/22	16,672
264,631	Fannie Mae, 3.52%**, 11/1/22 Pool #189916	271,041
12,732	Fannie Mae, Series 1993-60, Class D, 7.00%, 11/25/22	12,810
87,297	Fannie Mae, 4.38%**, 7/1/23 Pool #224951	90,800
11,718	Fannie Mae, Series 1996-64, Class PF, 7.00%, 7/18/26	11,801
151,312	Fannie Mae, Series 1999-7, Class D, 6.00%, 3/18/28	154,223
484,741	Fannie Mae, 5.35%**, 4/1/32 Pool #638549	492,262
1,325,084	Fannie Mae, 5.15%, 2/1/33, Pool #683235	1,341,399
142,447	Fannie Mae, Series 1992-53, Class G, 7.00%, 4/25/07	147,431
7,696	Fannie Mae, Series 1993-154, Class K, 6.00%, 8/25/08	7,705
36,043	Fannie Mae, Series 1994-30, Class H, 6.25%, 11/25/22	36,142
20,718	Fannie Mae, Series 2001-51, Class BH, 6.00%, 8/25/29	20,696
96,211	Fannie Mae, Series 2001-4, Class D, 6.50%, 4/25/28	96,792
3,317	Fannie Mae, Series 2002-1, Class HE, 6.00%, 7/25/20	3,324
579	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	611
187,584	Fannie Mae, Series 2002-3, Class OD, 6.00%, 12/25/14	188,462

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$24,261	Fannie Mae, Series 2002-61, Class PC, 5.00%, 9/25/12	$24,232
477,935	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	485,623
206,666	First Horizon Asset Securities, Inc., Series 2002-6, Class 2A1, 5.75%, 10/25/17	206,946
701,071	First Horizon Mortgage Pass-Through Trust, Series 2002-7, Class 2A2, 5.25%, 12/25/17	712,173
25,811	First Nationwide Trust, Series 2001-2, Class 3A1, 7.00%, 6/25/31	25,767
5,600	First Union Residential Securitization Trust, Series 1998-A, Class SA4, 7.00%, 4/25/25	5,595
22,605	Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06	22,694
42,835	Freddie Mac, Series 2497, Class UH, 5.50%, 5/15/15	43,261
136,641	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	136,265
26,457	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	26,432
19,799	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	19,803
25,412	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	25,388
24,581	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	24,550
41,625	Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22	43,114
75,919	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	79,468
95,268	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	99,192
154,805	Freddie Mac, Series 24, Class K, 6.25%, 9/25/22	155,815
76,177	Freddie Mac, Series 1543, Class PJ, 7.00%, 10/15/22	76,686
75,835	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	79,515
6,334	Freddie Mac, Series 1552, Class HB, 6.50%, 11/15/22	6,335
1,000,000	Freddie Mac, Series 2503 Class JD, 5.50%, 3/15/26	1,027,550
58,195	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	62,143

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$324,083	Freddie Mac, Series 2513, Class QK, 5.00%, 8/15/28	$325,253
175,088	Freddie Mac, Series 2462, Class JE, 6.50%, 11/15/30	179,624
177,497	Freddie Mac, Series 2430, Class GD, 6.50%, 11/15/30	179,669
7,330	Freddie Mac, Series 1222, Class P, 3.58%, 3/15/22	7,472
102,300	Freddie Mac, Series 1617, Class PJ, 6.20%, 1/15/23	103,348
14,144	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	15,696
27,717	Freddie Mac, Series 2118, Class QD, 6.50%, 10/15/27	27,903
8,904	Freddie Mac, Series 2288, Class VA, 6.50%, 11/15/11	8,896
16,500	Freddie Mac, Series 2346, Class PD, 6.50%, 12/15/14	16,487
80,229	Freddie Mac, Series 2388, Class BE, 6.50%, 7/15/30	80,836
218,308	Freddie Mac, Series 2390, Class TA, 6.00%, 11/15/20	222,569
7,822	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	8,170
12,773	Freddie Mac, Series 2448, Class D, 5.50%, 5/15/12	12,766
318,633	Freddie Mac, Series 2487, Class D, 5.50%, 7/15/30	320,909
275,102	Freddie Mac, Series 2501, Class AM, 5.50%, 1/15/16	279,245
1,209,302	Freddie Mac, Series 2517, Class BK, 5.00%, 2/15/31	1,218,843
509,219	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	513,191
778,017	Freddie Mac, Series 2568, Class KA, 4.25%, 12/15/21	780,509
263,803	Freddie Mac, Series 2569, Class AD, 4.50%, 1/15/30	264,994
391,102	Freddie Mac, Series 2573, Class GJ, 5.00%, 1/15/13	396,733
135,651	GMAC Mortgage Corporation Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	137,909
28	Government National Mortgage Assoc., 9.00%, 12/15/04, Pool #284008	29
1,478	Government National Mortgage Assoc., 9.00%, 3/15/06, Pool #299211	1,556

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$15,470	Government National Mortgage Assoc., 9.00%, 12/15/06, Pool #316045	$16,286
31,272	Government National Mortgage Assoc., 7.50%, 6/15/07, Pool #329595	32,635
171,673	Government National Mortgage Assoc., 6.00%, 1/15/09, Pool #371901	180,958
362,427	Government National Mortgage Assoc., 6.50%, 12/1/11, Pool #E20275	386,051
1,903	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	2,147
12,607	Government National Mortgage Assoc., 8.00%, 11/15/21, Pool #308330	13,877
27,165	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	29,916
24,982	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	27,521
10,150	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	11,163
2,069	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	2,268
103,303	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	110,780
5,053	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	5,540
13,794	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	15,122
64,877	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	71,123
105,003	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	115,325
98,430	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	108,106
29,612	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	32,039
1,802	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	1,928
298,773	Government National Mortgage Assoc., Series 1998-1, Class PD, 6.25%, 8/20/27	303,266
55,000	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	57,532
107,274	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	108,428

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$814,179	Master Asset Securitization Trust, Series 2002-6, Class 3A3, 6.25%, 10/25/32	$819,669
640,903	Nationsbanc Montgomery Funding Corp., Series 1998-3, Class A10, 6.50%, 7/25/28	639,473
17,321	Prudential Home Mortgage Securities, Series 1993-9, Class A11, 7.50%, 3/25/08	17,669
216,215	Prudential Home Mortgage Securities, Series 1992-43, Class A6, 7.50%, 1/25/23	215,865
117,078	Residential Accredit Loans, Inc., Series 1997-QS9, Class A8, 7.25%, 9/25/27	116,895
1,240,225	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	1,303,831
557,398	Residential Funding Mortgage Securities I, Series 1993-S47, Class A5, 6.50%, 12/25/23	557,132
1,552,397	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	1,614,700
40,581	Structured Asset Securities Corporation, Series 1997-2, Class 2A4, 7.25%, 3/28/30	40,807
318,648	Structured Asset Securities Corporation, Series 2002-3, Class 1A9, 5.50%, 3/25/32	319,835
157,815	Structured Asset Securities Corporation, Series 2002-3, Class 1A1, 5.50%, 3/25/32	158,015
500,000	Structured Asset Securities Corporation, Series 2002-6; Class 1A5, 6.50%, 4/25/32	510,309
150,846	Structured Asset Securities Corporation, Series 2002-17, Class 1A3, 6.00%, 9/25/32	151,559
227,376	Structured Asset Securities Corporation, Series 2002-19, Class A1, 4.20%, 10/25/32	227,809
2,000	Structured Mortgage Asset Residential Trust, Series 1992-8, Class G, 7.55%, 9/25/23	2,064
8,029	Vendee Mortgage Trust, Series 1999-2, Class 1D, 6.50%, 12/15/24	8,185

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$1,157,574	Washington Mutual MSC Mortgage, Series 2001-MS14, Class 1A19, 6.50%, 12/25/31	$1,165,047
226,643	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	233,664
813,422	Washington Mutual, Series 2002-S3, Class 1A11, 6.50%, 6/25/32	825,287
639,570	Washington Mutual, Series 2002-S2, Class 1A8, 6.50%, 3/25/32	645,280
361,121	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	371,559
20,000	Wells Fargo Mortgage Backed Securities Trust, Series 2002-19, Class 1A4, 6.00%, 11/25/32	20,016
149,300	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A3, 6.00%, 12/25/32	149,580
231,798	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 2A1, 5.00%, 2/25/33	232,040

Total Collateralized Mortgage Obligations (Cost $30,917,588)		30,989,560

Corporate Bonds (13.1%):
Banking (2.4%):
400,000	Keycorp, 2.75%, 2/27/07	395,119
1,750,000	Keycorp, 1.83%**, 7/23/07	1,748,663

		2,143,782

Brokerage Services (0.9%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	206,444
250,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	250,365
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	403,782

		860,591

Financial—Leasing Company (1.7%):
500,000	International Lease Finance Corp., 5.70%, 7/3/06	526,527
1,000,000	International Lease Finance Corp., 5.32%, 12/9/07	1,057,920

		1,584,447

Financial Services (7.7%):
2,550,000	General Electric Capital Corp., 6.00%, 6/15/12	2,793,830
1,000,000	General Motors Acceptance Corp., 6.63%, 10/15/05	1,039,148

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$45,000	Household Finance Corp., 5.20%, 3/15/05	$45,549
200,000	Household Finance Corp., 5.75%, 1/30/07	212,637
50,000	Household Finance Corp., 6.80%, 5/15/11	53,603
75,000	Household Finance Corp., 6.60%, 6/15/11	79,506
20,000	Household Finance Corp., 7.50%, 2/15/17	20,281
331,000	Household Finance Corp., 7.50%, 6/15/22, Callable 6/15/07 @ 100*	349,207
500,000	Household Finance Corp., 7.70%, 7/15/22	531,609
300,000	Household Finance Corp., 7.40%, 8/15/22	314,516
500,000	I-Preferred Term Securities, 3.44%**, 12/11/32, Callable 12/11/07 @ 100*	500,000
500,000	Preferred Term Securities IX, 4.28%**, 4/3/33, Callable 4/3/08 @ 100*	500,000
500,000	Preferred Term Securities XI, 3.16%**, 9/24/33, Callable 9/24/08 @ 100*	500,000

		6,939,886

Telecommunications (0.4%):
50,000	Qwest Corp., 6.88%, 9/15/33	50,304
250,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	272,460

		322,764

Total Corporate Bonds (Cost $11,529,811)		11,851,470

Taxable Municipal Bonds (4.3%):
California (0.6%):
500,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	538,125

Georgia (1.2%):
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,111,250

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Louisiana (2.3%):
$1,000,000	Orleans Parish School Board, Revenue, Series A, 6.45%, 2/1/05, Insured by: FGIC	$1,017,680
1,000,000	Orleans Parish School Board, Revenue, Series A, 6.50%, 2/1/06, Insured by: FGIC	1,051,250

		2,068,930

Wisconsin (0.2%):
165,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	179,850

Total Taxable Municipal Bonds (Cost $3,654,202)		3,898,155

U.S. Government Agencies (21.6%):
Fannie Mae (4.4%):
2,500,000	2.63%, 9/29/06	2,497,747
1,000,000	3.55%, 12/3/07, Callable 12/3/04 @ 100*	998,486
500,000	3.25%, 5/11/09, Callable 11/11/04 @ 100*	501,124

		3,997,357

Federal Farm Credit Bank (1.1%):
1,000,000	3.97%, 6/17/08, Callable 12/17/04 @ 100*	999,481

Federal Home Loan Bank (9.0%):
500,000	2.13%, 1/19/06, Callable 10/19/04 @ 100*	500,053
2,000,000	3.00%, 5/15/06	2,016,454
300,000	3.50%, 8/15/06	304,856
50,000	4.13%, 8/5/08, Callable: 8/5/05 @ 100*	50,357
550,000	3.00%, 12/30/08, Callable 12/30/04 @ 100*	551,700
2,500,000	3.50%, 6/19/09	2,470,899
250,000	4.00%, 12/1/10, Callable: 12/1/04 @ 100*	250,832
1,000,000	4.75%, 4/30/14, Callable 10/30/04 @ 100*	1,002,990
1,000,000	3.61%**, 7/16/18, Callable 10/16/04 @ 100*	997,641

		8,145,782

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac (7.1%):
$2,550,000	2.63%, 5/19/06, Callable 11/19/04 @ 100*	$2,543,680
500,000	3.05%, 1/19/07, Callable 1/19/05 @ 100*	501,488
1,500,000	2.10%, 12/8/08, Callable 12/8/04 @ 100*	1,500,623
500,000	4.55%, 1/20/11, Callable 1/20/06 @ 100*	506,897
10,000	6.38%, 8/1/11, Callable 8/1/06 @ 100*	10,483
500,000	4.00%, 2/10/12, Callable 2/10/05 @ 100*	499,368
150,000	4.00%, 9/17/12, Callable 3/17/05 @ 100*	149,089
750,000	5.13%, 11/7/13, Callable 11/07/05 @ 100*	755,945

		6,467,573

Total U.S. Government Agencies (Cost $19,599,281)		19,610,193

U.S. Treasury Bonds (3.5%):
1,500,000	5.50%, 8/15/28	1,600,722
1,500,000	5.38%, 2/15/31	1,597,032

Total U.S. Treasury Bonds (Cost $3,122,522)		3,197,754

Shares or Principal Amount	Security Description	Value
U.S. Treasury Notes (7.4%):
$1,250,000	6.75%, 5/15/05	$1,292,334
2,800,000	3.50%, 11/15/06	2,860,704
2,000,000	3.25%, 8/15/08	2,014,532
5,000	3.13%, 4/15/09	4,976
500,000	4.25%, 8/15/13	507,090

Total U.S. Treasury Notes (Cost $6,537,642)		6,679,636

Investments in Affiliates (6.6%):
Investment Companies (6.6%):
3,810,823	American Performance Institutional Cash Management Fund	3,810,823
2,197,812	American Performance U.S. Treasury Fund	2,197,812

Total Investments in Affiliates (Cost $6,008,635)		6,008,635

Total Investments (Cost $89,319,109)(a)—99.7%		90,529,506
Other assets in excess of liabilities—0.3%		256,648

Net Assets—100.0%		$90,786,154

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by $5,840 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,498,490
Unrealized depreciation	(282,253)

Net unrealized appreciation	$1,216,237

(b)	Represents an illiquid security.

Issue Description	Acquitition Date	Cost	Value per Share	Percent of Fund
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/24/2003	$669,431	$0.97	0.74%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	458,225	0.95	0.52%
ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	8/15/2003	262,665	1.01	0.30%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/30/2003	829,288	1.02	0.95%

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Issue Description	Acquitition Date	Cost	Value per Share	Percent of Fund
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 8/15/10	8/12/2003	$366,169	$1.02	0.44%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	7/7/2003	405,000	0.89	0.49%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	1,068,482	1.02	1.29%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	631,736	1.04	0.73%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	767,500	0.81	0.89%
Franchise Finance Corporation of America Secured Lending Corp., Series 199-1A, Class A1B, 6.94%, 9/18/25	12/12/2003	710,350	1.01	0.78%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	1,747,598	1.02	1.99%

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

**	Variable rate investments. The rate presented is the rate in effect at August 31, 2004. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

FSA—Financial Security Assurance

GO—General Obligation Bond

The Fund holds a significant number of securities with long-term maturities. The investment adviser’s intent is to keep the Fund’s effective maturity between 3-10 years.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments

August 31, 2004

Shares or Principal Amount	Security Description	Value
Asset Backed Securities(b) (11.1%):
$690,135	ACLC Business Loan Receivables Trust, Series 1998-1, Class A1I, 6.44%, 9/15/19	$668,784
250,000	ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	238,125
61,333	ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	61,670
700,000	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	713,695
393,730	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 8/15/10	403,252
250,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	223,229
817,720	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	834,980
412,174	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	430,325
500,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.155%, 6/15/13	405,225
500,000	Franchise Finance Corporation of America Secured Lending Corp., Series 1999-1A, Class A1B, 6.94%, 9/18/25	506,962
963,793	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	982,666

Total Asset Backed Securities (Cost $5,246,324)		5,468,913

Collateralized Mortgage Obligations (21.7%):
82,271	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	82,771
46,307	Citicorp Mortgage Securities, Inc., Series 1994-1, Class A4, 6.50%, 1/25/24	46,238
376,190	Citicorp Mortgage Securities, Inc., Series 2002-6, Class 2A1, 6.00%, 5/25/32	375,624
97,473	Countrywide Home Loans, Series 2002-12, Class 3A1, 6.00%, 8/25/17	97,479

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$12,805	Countrywide Home Loans, Series 2002-19, Class 2A1, 5.50%, 11/25/17	$12,790
114,194	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	115,613
24,097	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-26, Class 3A1, 7.50%, 11/25/31	24,201
272,245	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 1A3, 6.53%, 5/25/32	275,372
297,396	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 2A1, 5.00%, 12/25/32	299,033
617,847	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	627,096
80,477	Fannie Mae, Series 2002-12, Class PD, 6.00%, 10/25/14	80,867
193,196	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	209,304
203,000	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	216,713
36,028	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	37,980
26,219	Fannie Mae, Series 2001-47, Class B, 6.00%, 12/25/29	26,399
114,283	Fannie Mae, Series 2001-60, Class PM, 6.00%, 3/25/30	116,689
683,231	Fannie Mae, 5.15%, 2/1/33, Pool #683235	691,643
68,889	First Horizon Asset Securities, Inc., Series 2002-6, Class 2A1, 5.75%, 10/25/17	68,982
60,081	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	61,231
136,641	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	136,265
191	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	191
4,086	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	4,188
56,541	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	59,184
152,354	Freddie Mac, Series 1543, Class PJ, 7.00%, 10/15/22	153,373

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$28,145	Freddie Mac, Series 54, Class C, 7.75%, 3/18/25	$30,144
1,000,000	Freddie Mac, Series 2503 Class JD, 5.50%, 3/15/26	1,027,550
17,147	Freddie Mac, Series 2113, Class MU, 6.50%, 8/15/27	17,183
249,487	Freddie Mac, Series 2061, Class TA, 5.25%, 10/15/27	252,732
813,130	Freddie Mac, Series 1999, Class PU, 7.00%, 10/15/27	866,723
191,315	Freddie Mac, Series 2513, Class QK, 5.00%, 8/15/28	192,005
323,238	Freddie Mac, Series 2462, Class JE, 6.50%, 11/15/30	331,613
31,801	Freddie Mac, Series 2422, Class MC, 6.50%, 4/15/31	32,548
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	156,957
271,820	Government National Mortgage Assoc., 6.50%, 12/1/11, Pool #E20275	289,539
5,230	Government National Mortgage Assoc., 10.50%, 11/15/15, Pool #268347	5,913
54,068	Government National Mortgage Assoc., 9.00%, 10/15/20, Pool #289412	60,875
31,755	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	35,780
52,935	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	56,849
89,675	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	97,267
9,194	Government National Mortgage Assoc., 7.50%, 12/15/25, Pool #401510	9,955
144,480	Government National Mortgage Assoc., 8.00%, 5/15/26, Pool #428480	158,683
2,121	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	2,330
14,239	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	15,250

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$85,775	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	$91,158
74,693	Government National Mortgage Assoc., Series 1998-1, Class PD, 6.25%, 8/20/27	75,817
187,569	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	200,659
476,599	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	477,424
826,817	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	869,221
521,563	Salomon Brothers Mortgage Securities, Series 2002-UST1, Class A1, 6.50%, 9/25/16	528,399
27,000	Structured Asset Securities Corp., Series 2001-5, Class A4, 6.75%, 4/25/31	27,074
17,000	Structured Asset Securities Corp., 6.75%, Series 2001-6, Class A4, 5/25/31	17,034
15,000	Structured Asset Securities Corp., Series 2001-9, Class A4, 6.50%, 7/25/31	15,026
293,415	Structured Mortgage Asset Residential Trust, Series 2003-1, Class 2A1, 6.00%, 2/25/18	308,803
112,131	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	114,758
50,000	Washington Mutual MSC Mortgage, Series 2003-MS3, Class 1A9, 5.50%, 3/25/33	50,765
95,295	Wells Fargo Mortgage Backed Securities Trust, Series 2002-D, Class 2A3, 5.65%, 8/25/32	96,093
18,000	Wells Fargo Mortgage Backed Securities Trust, Series 2002-19, Class 2A4, 5.50%, 11/25/32	18,153
149,300	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A3, 6.00%, 12/25/32	149,580

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$250,000	Wells Fargo Mortgage Backed Securities Trust, Series 2001-30, Class A3, 6.00%, 12/25/31	$255,931

Total Collateralized Mortgage Obligations (Cost $10,619,357)		10,755,017

Corporate Bonds (22.3%):
Banking (1.1%):
100,000	Bank of America Corp., 6.25%, 11/15/16	100,570
381,000	J.P. Morgan Chase & Co., 7.00%, 11/15/09	433,125

		533,695

Brokerage Services (5.0%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	206,444
500,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	500,731
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	774,375
1,000,000	Morgan Stanley, 4.75%, 4/1/14	967,329

		2,448,879

Electric Integrated (0.4%):
25,000	Arkansas Power & Light, 7.00%, 10/1/23, Callable 10/1/04 @ 102.54*	25,678
10,000	Arkansas Power & Light, 7.00%, 10/1/23, Callable 10/1/04@ 102.54*	10,271
5,000	Entergy Louisiana, Inc., 6.50%, 3/1/08, Callable 9/23/04 @ 101.55*	5,100
35,000	Public Service Electric & Gas Co., 7.00%, 9/1/24, Callable 9/1/04 @ 102.47*	35,865
50,000	Public Service Electric & Gas Co., 7.00%, 9/1/24, Callable 9/1/04 @ 102.47*	51,235
45,000	Soyland Power Cooperative, Inc., 8.67%, 9/15/18, Callable 9/15/04 @ 103.90*	46,953

		175,102

Financial Services (13.0%):
500,000	General Electric Capital Corp., 7.50%, 6/15/09	579,850
1,390,000	General Electric Capital Corp., 6.00%, 6/15/12	1,522,911

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$545,000	General Electric Capital Corp., 5.45%, 1/15/13	$576,887
250,000	Household Finance Corp., 5.75%, 1/30/07	265,796
74,000	Household Finance Corp., 7.00%, 6/15/12	74,099
158,000	Household Finance Corp., 7.50%, 2/15/17	160,221
175,000	Household Finance Corp., 7.50%, 2/15/17	177,460
50,000	Household Finance Corp., 7.15%, 5/15/17	50,733
22,000	Household Finance Corp., 7.25%, 5/15/17, Callable 5/15/05 @ 100*	22,361
45,000	Household Finance Corp., 7.25%, 6/15/17	45,786
135,000	Household Finance Corp., 7.63%, 10/15/17	139,134
5,000	Household Finance Corp., 7.50%, 3/15/22, Callable 3/15/07 @100*	5,251
13,000	Household Finance Corp., 7.60%, 4/15/22, Callable 4/15/07 @100*	13,694
20,000	Household Finance Corp., 7.30%, 5/15/22, Callable 5/15/07 @100*	20,882
281,000	Household Finance Corp., 7.40%, 8/15/22	294,596
240,000	Household Finance Corp., 7.45%, 8/15/22, Callable 8/15/07 @100*	252,262
150,000	Household Financial Corp., 6.50%, 11/15/08	165,471
100,000	Household Financial Corp., 7.40%, 2/15/17	101,342
500,000	I-Preferred Term Securities, 3.44%**, 12/11/32, Callable 12/11/07 @ 100*	500,000
1,000,000	Preferred Term Securities IX, 3.39**%, 4/3/33, Callable 4/3/08 @ 100*	999,999
500,000	Preferred Term Securities XI, 3.16%**, 9/24/33, Callable 9/24/08 @ 100*	500,000

		6,468,735

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Telecommunications (2.8%):
$1,000,000	Alltel Corp., 7.00%, 3/15/16	$1,133,609
110,000	Qwest Corp., 6.88%, 9/15/33	110,669
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/04 @ 101.85*	126,767

		1,371,045

Total Corporate Bonds (Cost $10,504,228)		10,997,456

Taxable Municipal Bonds (8.6%):
California (0.9%):
400,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	430,500

Colorado (2.8%):
1,195,000	Boulder County Colorado Development Revenue, Series B, 7.63%, 9/1/21, Callable 9/1/07 @ 100*, Insured by: AMBAC	1,357,819

Georgia (2.2%):
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,111,250

Illinois (0.3%):
150,000	Springfield Tax Allocation, 7.50%, 2/1/12, Callable 2/1/05 @ 100*, Insured by: AMBAC	153,362

Missouri (2.0%):
905,000	St. Louis Missouri Municipal Finance Corp., Firemens’ Retirement System Revenue, 6.55%, 8/1/09, Insured by: MBIA	1,010,206

Wisconsin (0.4%):
170,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	185,300

Total Taxable Municipal Bonds (Cost $3,799,992)		4,248,437

U.S. Government Agencies (17.0%):
Fannie Mae (3.5%):
1,000,000	2.63%, 9/29/06	999,099
250,000	3.55%, 12/3/07, Callable 12/3/04 @ 100*	249,622

Shares or Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$500,000	3.25%, 5/11/09, Callable 11/11/04 @ 100*	$501,250

		1,749,971

Federal Farm Credit Bank (0.5%):
250,000	3.97%, 6/17/08, Callable 12/17/04 @ 100*	249,870

Federal Home Loan Bank (4.9%):
350,000	5.00%, 4/30/12, Callable 10/30/04 @100*	351,122
500,000	4.00%, 2/27/14, Callable 2/27/05 @ 100*	503,126
350,000	4.75%, 4/30/14, Callable 10/30/04 @ 100*	351,047
200,000	5.28%, 10/17/14, Callable 10/17/04 @ 100*	200,750
500,000	3.61%**, 7/16/18, Callable 10/16/04 @100*	498,821
510,780	6.50%, 1/15/31	527,250

		2,432,116

Freddie Mac (8.1%):
1,000,000	2.63%, 5/19/06, Callable 11/19/04 @ 100*	997,521
500,000	4.55%, 1/20/11, Callable 1/20/06 @ 100*	506,897
500,000	4.75%, 10/11/12, Callable 10/11/05 @ 100*	498,122
1,500,000	4.63%, 5/28/13, Callable 11/28/04 @100*	1,491,320
500,000	5.13%, 11/7/13, Callable 11/7/05 @ 100*	503,964

		3,997,824

Total U.S. Government Agencies (Cost $8,434,241)		8,429,781

U.S. Treasury Bonds (4.3%):
1,000,000	5.50%, 8/15/28	1,067,148
1,000,000	5.38%, 2/15/31	1,064,688

Total U.S. Treasury Bonds (Cost $2,043,756)		2,131,836

U.S. Treasury Notes (9.3%):
1,500,000	2.38%, 8/15/06	1,500,000
1,000,000	5.00%, 8/15/11	1,075,580
2,000,000	4.25%, 8/15/13	2,028,360

Total U.S. Treasury Notes (Cost $4,535,665)		4,603,940

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Investments in Affiliates (5.3%):
Investment Companies (5.3%):
2,484,694	American Performance Institutional Cash Management Fund	$2,484,694
139,861	American Performance U.S. Treasury Fund	139,861

Total Investments in Affiliates (Cost $2,624,555)		2,624,555

Total Investments (Cost $47,808,118)(a)—99.6%		49,259,935
Other assets in excess of liabilities—0.4%		205,216

Net Assets—100.0%		$49,465,151

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $18,796 and $15,587 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,531,840
Unrealized depreciation	(114,406)

Net unrealized appreciation	$1,417,434

(b)	Represents an illiquid security.

Issue Description	Acquitition Date	Cost	Value per Share	Percent of Fund
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/24/2003	$669,431	$0.97	1.35%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	229,688	0.95	0.48%
ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	10/17/2003	61,333	1.01	0.12%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/30/2003	688,413	1.02	1.44%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 8/15/10	8/12/2003	366,169	1.02	0.82%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	7/7/2003	202,500	0.89	0.45%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	760,480	1.02	1.69%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	410,628	1.04	0.87%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	383,750	0.81	0.82%
Franchise Finance Corporation of America Secured Lending Corp., Series 199-1A, Class A1B, 6.94%, 9/18/25	12/12/2003	506,250	1.01	1.02%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	947,424	1.02	1.99%

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

**	Represents variable rate investments. The rate presented is the rate in effect at August 31, 2004. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

GO—General Obligations Bond

MBIA—Municipal Bond Insurance Association

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks (60.3%):
Advertising (0.0%):
420	ADVO, Inc.	$12,424

Aerospace/Defense (0.4%):
520	Armor Holdings, Inc.(b)	18,439
990	Cubic Corp.	24,245
480	Curtiss-Wright Corp.	26,232
420	Esterline Technologies Corp.(b)	13,327
280	FEI Co.(b)	5,317
520	FLIR Systems, Inc.(b)	30,352
460	Littlefuse, Inc.(b)	16,753
600	Moog, Inc.(b)	21,330
1,020	Teledyne Technologies, Inc.(b)	24,633
3,700	United Defense Inds, Inc.(b)	141,452

		322,080

Airlines (0.0%):
760	Mesa Air Group, Inc.(b)	4,868
1,310	SkyWest, Inc.	18,851

		23,719

Apparel / Footwear (0.5%):
520	Brown Shoe Co., Inc.	13,790
640	Genesco, Inc.(b)	14,419
1,090	Hot Topic, Inc.(b)	16,459
1,240	K-Swiss, Inc., Class S	24,192
730	Kellwood Co.	26,645
150	Oxford Industries, Inc.	6,069
1,120	Quiksilver, Inc.(b)	24,360
650	Russell Corp.	11,609
710	Steven Madden, Ltd.(b)	12,958
1,850	Stride Rite Corp.	18,278
150	Timberland Co.(b)	8,378
4,900	V.F. Corp.	241,766
940	Wolverine World Wide, Inc.	22,673

		441,596

Automotive Parts (0.8%):
770	A.O. Smith Corp.	18,803
2,800	Advance Auto Parts, Inc.(b)	103,768
720	American Axle & Manufacturing Holdings, Inc.	24,401
2,200	AutoZone, Inc.(b)	162,932
890	CLARCOR, Inc.	39,427
5,900	General Motors Corp.	243,728
580	Group 1 Automotive, Inc.(b)	15,933
810	Oshkosh Truck Corp.	41,278
300	Strattec Security Corp.(b)	18,657

		668,927

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Banking (6.9%):
1,500	BancorpSouth, Inc.	$33,600
9,600	Bank of America Corp.	431,808
520	Bank of the Ozarks, Inc.	13,624
500	Capital Crossing Bank(b)	11,675
1,240	Chittenden Corp.	44,516
33,000	Citigroup, Inc.	1,537,139
820	Columbia Banking System, Inc.	18,524
11,300	Comerica, Inc.	679,695
1,300	Community First Bankshares, Inc.	41,821
560	Corus Bankshares, Inc.	24,007
1,460	Dime Community Bancshares, Inc.	24,280
360	Downey Financial Corp.	19,393
890	East West Bancorp, Inc.	32,245
920	First Niagara Financial Group, Inc.	11,583
720	Hancock Holding Co.	22,363
1,520	Hudson United Bancorp	55,039
560	Independence Community Bank Corp.	21,974
540	Irwin Financial Corp.	13,894
20,500	J.P. Morgan Chase & Co.	811,390
1,130	Mid-State Bancshares	27,572
6,900	National City Corp.	260,751
1,700	New Century Financial Corp.	91,188
940	NewAlliance Bancshares, Inc.	12,878
11,500	North Fork Bancorporation	482,310
1,030	Prosperity Bancshares, Inc.	26,698
1,190	Southwest Bancorp of Texas	25,085
1,590	Sterling Bancshares, Inc.	21,370
1,180	Suffolk Bancorp	36,108
3,550	TrustCo Bank Corp.	46,150
6,700	U.S. Bancorp	197,650
500	UCBH Holdings, Inc.	20,075
960	UMB Financial Corp.	46,320
1,430	Umpqua Holdings Corp.	33,076
5,200	Washington Mutual, Inc.	201,916
5,800	Wells Fargo & Co.	340,750
460	Wilshire State Bank(b)	15,139
330	Wintrust Financial Corp.	18,110

		5,751,716

Beverages (1.2%):
3,800	Adolph Coors Co., Class B	260,262
8,700	Coca-Cola Co.	388,977
7,700	PepsiCo, Inc.	385,000

		1,034,239

Broadcasting/Cable (1.3%):
620	4Kids Entertainment, Inc.(b)	10,807

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Broadcasting/Cable, continued:
19,200	Clear Channel Communications, Inc.	$643,392
9,400	Comcast Corp.(b)	260,850
5,700	EchoStar Communications Corp.(b)	174,705

		1,089,754

Building Materials (0.3%):
1,210	ABM Industries, Inc.	21,732
2,220	Building Materials Holding Corp.	50,215
560	Florida Rock Industries, Inc.	25,480
490	Genlyte Group, Inc.(b)	29,258
730	Griffon Corp.(b)	14,615
510	Hughes Supply, Inc.	30,901
760	Simpson Manufacturing Co., Inc.	42,940
650	USG Corp.(b)	11,427

		226,568

Business Equipment & Services (0.4%):
620	Administaff, Inc.(b)	6,299
540	CDI Corp.	11,340
820	Checkpoint Systems, Inc.(b)	12,382
550	Convergys Corp.(b)	7,645
880	Digital Insight Corp.(b)	13,165
990	EPIQ Systems, Inc.(b)	15,820
350	FTI Consulting, Inc.(b)	6,258
690	Global Payments, Inc.	30,608
910	iPass, Inc.(b)	5,688
680	Labor Ready, Inc.(b)	8,425
380	LECG Corp.(b)	6,046
790	MAXIMUS, Inc.(b)	22,981
400	MemberWorks, Inc.(b)	9,976
320	NDCHealth Corp.	4,394
1,160	OCA, Inc.(b)	5,928
480	SOURCECORP, Inc.(b)	10,632
700	Spherion Corp.(b)	5,124
420	StarTek, Inc.	13,075
1,300	Tetra Tech, Inc.(b)	23,101
1,070	United Stationers, Inc.(b)	44,051
540	Viad Corp.	12,857
450	Volt Information Sciences, Inc.(b)	11,979
1,210	Watson Wyatt & Co. Holdings	30,492

		318,266

Chemicals (0.4%):
3,500	Dow Chemical Co.	149,835
980	Fuller (H. B.) Co.	25,803
340	Georgia Gulf Corp.	12,903
480	Lubrizol Corp.	17,112

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Chemicals, continued:
6,600	RPM International, Inc.	$104,346
930	Schulman, Inc.	18,656
540	SurModics, Inc.(b)	12,917

		341,572

Commercial Services (0.7%):
850	Aaron Rents, Inc.	17,459
11,700	ARAMARK Corp.	296,127
4,000	H & R Block, Inc.	193,040
440	NCO Group, Inc.(b)	11,246
3,800	Paychex, Inc.	112,746

		630,618

Computer Software & Services (2.5%):
350	ANSYS, Inc.(b)	15,785
620	Brady Corp.	27,299
590	CACI International, Inc., Class A(b)	28,727
600	Carreker-Antinori Corp.(b)	6,120
450	Catapult Communications Corp.(b)	10,755
760	CIBER, Inc.(b)	5,122
870	Cognex Corp.	23,290
5,200	Cognizant Technology Solutions Corp.(b)	142,584
1,080	Dendrite International, Inc.(b)	13,932
1,900	eBay, Inc.(b)	164,426
560	FactSet Research Systems, Inc.	24,937
810	FileNET Corp.(b)	15,908
570	FindWhat.com(b)	8,351
730	Hyperion Solutions Corp.(b)	26,689
810	Internet Security Systems, Inc.(b)	11,656
460	JDA Software Group, Inc.(b)	4,545
620	Manhattan Associates, Inc.(b)	14,471
840	Mantech International Corp.(b)	13,457
46,600	Microsoft Corp.	1,272,179
330	MRO Software, Inc(b)	3,132
17,100	Oracle Corp.(b)	170,486
1,200	Pinnacle Systems, Inc.(b)	4,488
910	Progress Software Corp.(b)	18,327
660	Serena Software, Inc.(b)	10,329
970	Take-Two Interactive Software, Inc.(b)	31,768
970	THQ, Inc.(b)	18,420
770	Verity, Inc.(b)	8,817
800	WebEx Communications, Inc.(b)	15,520
510	Websense, Inc.(b)	19,559

		2,131,079

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Computers & Peripherals (3.4%):
840	Anixter International, Inc.	$29,627
550	Avid Technology, Inc.(b)	23,799
510	Black Box Corp.	18,482
31,500	Cisco Systems, Inc.(b)	590,940
17,900	Dell Computer Corp.(b)	623,636
20,800	Hewlett-Packard Co.	372,112
470	Hutchinson Technology, Inc.(b)	11,430
11,200	International Business Machines Corp.	948,528
730	Komag, Inc.(b)	8,191
500	Mercury Computer Systems, Inc.(b)	13,510
4,100	NCR Corp.(b)	181,097
860	Paxar Corp.(b)	17,406
500	Planar Systems, Inc.(b)	5,680
210	ScanSource, Inc.(b)	12,608

		2,857,046

Construction (0.2%):
550	EMCOR Group, Inc.(b)	22,330
660	M/I Homes, Inc.	25,773
950	MDC Holdings, Inc.	65,407
130	NVR, Inc.(b)	65,293
530	URS Corp.(b)	13,091

		191,894

Consumer Products (1.3%):
900	Delta & Pine Land Co.	22,869
1,600	Fortune Brands, Inc.	117,040
1,490	Fossil, Inc.(b)	42,778
840	Nautilus Group, Inc.	16,372
8,100	Newell Rubbermaid, Inc.	174,393
9,200	Procter & Gamble Co.	514,924
880	Russ Berrie & Company, Inc.	16,984
380	Stanley Furniture Co., Inc.	15,344
3,500	Whirlpool Corp.	213,990

		1,134,694

Diversified Manufacturing Operations (3.9%):
6,300	3M Co.	518,868
710	Albany International Corp.	20,697
720	AptarGroup, Inc.	32,717
270	Briggs & Satratton Corp.	20,277
250	Carbo Ceramics, Inc.	16,088
4,700	Cooper Industries, Ltd., Class A	259,534
7,000	Cummins Engine, Inc.	471,030
450	Cuno, Inc.(b)	25,596
10,700	Emerson Electric Co.	666,074
28,300	General Electric Co.	927,956
150	Hillenbrand Industry, Inc.	8,439

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Diversified Manufacturing Operations, continued:
230	Ionics, Inc.(b)	$6,028
4,900	Johnson Controls, Inc.	275,870
1,160	Lennox International, Inc.	18,862
980	Tredegar Corp.	16,974
890	Watts Industries, Inc., Class A	22,659
220	Woodward Governor Co.	12,936

		3,320,605

Electronic Components/Instruments (0.8%):
500	Acuity Brands, Inc.	11,505
1,750	Adaptec, Inc.(b)	12,215
440	Advanced Energy Industries, Inc.(b)	4,294
4,600	Agilent Technologies, Inc.(b)	94,300
4,700	Amphenol Corp., Class A(b)	141,281
350	Analogic Corp.	14,431
300	Bel Fuse, Inc.	11,361
500	Belden Cdt, Inc.(b)	10,015
960	Benchmark Electronics, Inc.(b)	27,610
620	C&D Technologies, Inc.	9,982
680	CTS Corp.	7,752
440	Daktronics, Inc.(b)	10,270
670	Electro Scientific Industries, Inc.(b)	13,862
1,700	Hubbell, Inc., Class B	73,355
590	Itron, Inc.(b)	11,015
330	Keithley Instruments, Inc.	5,313
510	Measurement Specialties, Inc.(b)	11,888
990	Methode Electronics, Inc., Class A	13,048
450	Omnivision Technologies, Inc.(b)	4,694
850	Park Electrochemical Corp.	18,828
420	Rogers Corp.(b)	19,484
17,100	Sanmina Corp.(b)	118,332
1,540	SBS Technologies, Inc.(b)	15,800
850	Trimble Navigation Ltd.(b)	23,409
540	Vicor Corp.	6,394

		690,438

Entertainment (1.6%):
260	Aztar Corp.(b)	6,464
860	Multimedia Games, Inc.(b)	12,418
860	Polaris Industries, Inc.	40,558
450	Shuffle Master, Inc.(b)	14,913
8,500	The Walt Disney Co.	190,825
39,600	Time Warner, Inc.(b)	647,460
4,100	Viacom, Inc., Class A	138,826
7,900	Viacom, Inc., Class B	263,149
400	WMS Industries, Inc.(b)	8,084

		1,322,697

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Financial Services (2.2%):
570	A.G. Edwards, Inc.	$19,825
960	Alliance Capital Management Holding LP	32,899
1,020	ASTA Funding, Inc.	15,065
1,900	Capital One Financial Corp.	128,744
6,400	CIT Group, Inc.	228,736
500	Coinstar, Inc.(b)	9,860
1,030	CompuCredit Corp.(b)	19,374
1,290	eFunds Corp.(b)	19,157
5,500	Fannie Mae	409,476
260	Friedman, Billings, Ramsey Group, Inc.	4,901
1,510	Investment Technology Group, Inc.(b)	20,732
880	Janus Capital Group, Inc.	12,091
7,900	Merrill Lynch & Co.	403,453
4,300	Morgan Stanley Dean Witter & Co.	218,139
440	Piper Jaffray Companies, Inc.(b)	18,964
5,900	Prudential Financial, Inc.	272,462
510	World Acceptance Corp.(b)	11,388

		1,845,266

Food Products & Services (1.8%):
320	Cal-Maine Foods, Inc.	3,462
500	Corn Products International, Inc.	23,075
1,180	Flowers Foods, Inc.	29,819
10,000	H.J. Heinz Co.	379,100
870	Hain Celestial Group, Inc.(b)	15,269
490	J & J Snack Foods, Inc.(b)	21,060
310	John B. Sanfilippo & Son, Inc.(b)	8,773
1,180	Nature’s Sunshine Products, Inc.	17,452
660	Performance Food Group Co.(b)	14,520
530	Ralcorp Holdings, Inc.(b)	19,308
700	Sanderson Farms, Inc.	23,933
28,500	Sysco Corp.	915,990
670	United Natural Foods, Inc.(b)	16,589

		1,488,350

Health Care (0.9%):
780	Accredo Health, Inc.(b)	17,043
4,800	Aetna, Inc.	444,720
610	American Healthways, Inc.(b)	16,470
650	AMERIGROUP Corp.(b)	33,371
480	Amsurg Corp.(b)	10,723
320	Arthrocare Corp.(b)	7,680
550	Centene Corp.(b)	21,747
550	Cross Country Healthcare, Inc.(b)	8,157
550	First Health Group Corp.(b)	8,388
450	Health Net, Inc.(b)	11,673

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Health Care, continued:
820	Hooper Holmes, Inc.	$3,362
260	Humana, Inc.(b)	4,940
630	IDEXX Laboratories, Inc.(b)	30,687
870	Odyssey Healthcare, Inc.(b)	15,416
190	PacifiCare Health Systems, Inc.(b)	6,196
490	Pediatrix Medical Group, Inc.(b)	34,349
400	RehabCare Group, Inc.(b)	9,196
550	Sierra Health Services, Inc.(b)	23,716
420	Sunrise Senior Living, Inc.(b)	14,876
240	United Surgical Partners International, Inc.(b)	8,666
170	Wellchoice, Inc.(b)	6,061

		737,437

Home Builders (0.2%):
210	Beazer Homes USA, Inc.	20,507
630	Meritage Corp.(b)	42,090
300	Ryland Group, Inc.	26,445
860	Standard Pacific Corp.	43,404

		132,446

Insurance (3.2%):
10,000	American Financial Group, Inc.	294,500
11,400	American International Group, Inc.	812,136
520	American Medical Security Group, Inc.(b)	11,721
4,700	Cigna Corp.	312,832
860	Conseco, Inc.(b)	14,620
860	Delphi Financial Group, Inc.	33,815
1,160	First American Corp.	33,605
1,540	Fremont General Corp.	31,046
600	Hilb, Rogal & Hamilton Co.	20,424
1,150	LandAmerica Financial Group, Inc.	49,496
6,600	Marsh & McLennan Cos., Inc.	294,954
380	National Western Life Insurance Co., Class A(b)	59,899
520	Philadelphia Consolidated Holding Corp.(b)	27,695
730	ProAssurance Corp.(b)	24,645
820	Selective Insurance Group, Inc.	28,315
13,400	St. Paul Cos., Inc.	464,846
970	Stewart Information Services Corp.	35,444
5,720	UICI	159,073
490	Zenith National Insurance Corp.	21,178

		2,730,244

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Lumber (0.0%):
520	Universal Forest Products, Inc.	$15,543

Machinery & Equipment (0.5%):
560	Engineered Support Systems, Inc.	24,198
450	Gardner Denver, Inc.(b)	12,479
890	IDEX Corp.	27,341
500	JLG Industries, Inc.	6,925
520	Lone Star Technologies, Inc.(b)	15,974
210	Roper Industries, Inc.	11,582
500	Stewart & Stevenson Services, Inc.	8,355
1,300	Timken Co.	30,225
520	Toro Co.	33,888
690	Tractor Supply Co.(b)	24,026
1,500	United Technologies Corp.	140,864
390	W.W. Grainger, Inc.	20,830
780	Watsco, Inc.	22,682

		379,369

Medical—Biotechnology (0.1%):
700	Biolase Technology, Inc.	6,657
330	Biosite, Inc.(b)	15,626
510	Enzo Biochem, Inc.(b)	7,038
1,100	Pharmaceutical Product Development, Inc.(b)	37,345
550	Techne Corp.(b)	21,307

		87,973

Medical Equipment & Supplies (2.1%):
210	Advanced Medical Optics, Inc.(b)	7,816
590	American Medical Systems Holdings, Inc.(b)	18,620
5,000	Biomet, Inc.	228,250
6,600	Boston Scientific Corp.(b)	235,817
490	Cerner Corp.(b)	21,467
500	CONMED Corp.(b)	12,225
500	Cooper Companies, Inc.	28,975
350	Cyberonics, Inc.(b)	5,992
390	Datascope Corp.	14,071
680	Diagnostic Products Corp.	27,486
510	Haemonetics Corp.(b)	16,126
280	Hologic, Inc.(b)	5,186
390	ICU Medical, Inc.(b)	10,214
340	Immucor, Inc.(b)	6,953
270	Integra Lifesciences Holdings Corp.(b)	8,065
395	Intermagnetics General Corp.(b)	9,077
530	Invacare Corp.	23,463
16,100	Johnson & Johnson	935,409

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Medical Equipment & Supplies, continued:
370	Mentor Corp.	$13,017
570	Merit Medical Systems, Inc.(b)	9,753
590	Owens & Minor, Inc.	14,455
750	PolyMedica Corp.	22,808
370	Possis Medical, Inc.(b)	6,475
350	ResMed, Inc.(b)	16,720
480	Respironics, Inc.(b)	25,536
440	Sola International, Inc.(b)	8,492
420	Sybron Dental Specialties, Inc.(b)	11,710
850	Viasys Healthcare, Inc.(b)	12,368
520	Vital Signs, Inc.	15,766

		1,772,312

Metals—Processing & Fabrication (0.8%):
400	Carpenter Technology Corp.	17,720
620	Century Aluminum Co.(b)	15,364
290	Cleveland Cliffs, Inc.(b)	19,358
1,160	Commercial Metals Co.	40,577
640	Encore Wire Corp.(b)	7,974
9,700	Freeport McMoran Copper & Gold, Inc., Class B	365,010
1,000	Maverick Tube Corp.(b)	29,620
400	Metal Management, Inc.(b)	6,656
820	Mueller Industries, Inc.	32,218
140	Nucor Corp.	10,961
710	Quanex Corp.	32,717
720	Reliance Steel & Aluminum Co.	27,317
660	Ryerson Tull, Inc.	10,520
290	Schnitzer Steel Industries, Inc.	8,149
910	Shaw Group, Inc.(b)	9,364
1,200	Steel Dynamics, Inc.	37,632
540	Steel Technologies, Inc.	10,849
560	Wheeling-Pittsburgh Corp.(b)	14,974

		696,980

Oil & Gas Exploration, Production and Services (2.4%):
4,000	Amerada Hess Corp.	321,999
340	Cabot Oil & Gas Corp.	13,739
400	Cal Dive International, Inc.(b)	11,948
1,530	Cimarex Energy Co.(b)	45,793
150	Evergreen Resources, Inc.(b)	5,918
690	Frontier Oil Corp.	14,090
810	Gulf Island Fabrication, Inc.	16,168
560	Headwaters, Inc.(b)	17,142
6,700	Helmerich & Payne, Inc.	173,262
1,560	Holly Corp.	31,949
210	Houston Exploration Co.(b)	10,784

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Oil & Gas Exploration, Production and Services, continued:
850	Hydril Co.(b)	$30,388
510	Input/Output, Inc.(b)	5,018
6,000	Kerr-McGee Corp.	316,680
470	Oceaneering International, Inc.(b)	15,049
520	Offshore Logistics, Inc.(b)	15,496
880	Patina Oil & Gas Corp.	23,558
390	Petroleum Development Corp.(b)	12,102
1,160	Remington Oil & Gas Corp.(b)	28,722
610	Spinnaker Exploration Co.(b)	20,825
700	St. Mary Land & Exploration Co.	24,423
710	Stone Energy Corp.(b)	29,536
3,000	Sunoco, Inc.	184,500
320	Swift Energy Co.(b)	6,512
690	TETRA Technologies, Inc.(b)	18,665
13,200	Transocean Sedco Forex, Inc.(b)	405,239
1,230	Unit Corp.(b)	38,622
2,300	Valero Energy Corp.	151,869
170	Veritas DGC, Inc.(b)	3,983
240	World Fuel Services Corp.	8,443

		2,002,422

Oil—Integrated Companies (2.0%):
740	BP Prudhoe Bay Royalty Trust	25,064
1,770	Dominion Resources Black Warrior Trust	55,401
20,800	Exxon Mobil Corp.	958,880
12,900	Occidental Petroleum Corp.	666,285

		1,705,630

Paper Products (0.6%):
7,300	Georgia-Pacific Corp.	248,054
580	Louisiana-Pacific Corp.	14,303
930	Schweitzer Mauduit International, Inc.	28,281
2,500	Temple Inland, Inc.	170,700
1,010	Wausau Paper Mills Co.	15,817

		477,155

Pharmaceuticals (4.1%):
5,400	Abbott Laboratories	225,126
510	Alpharma, Inc.	6,972
8,000	Amgen, Inc.(b)	474,320
340	Bradley Pharmaceuticals, Inc.(b)	8,194
2,600	Cardinal Health, Inc.	117,520
3,000	Eli Lilly & Co.	190,350
3,100	Forest Laboratories Inc., Class A(b)	142,135
7,900	McKesson HBOC, Inc.	244,505

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Pharmaceuticals, continued:
610	Medicis Pharmaceutical Corp., Class A	$22,338
1,010	Mgi Pharma, Inc.(b)	23,462
1,230	NBTY, Inc.(b)	29,434
400	Noven Pharmaceuticals, Inc.(b)	7,596
740	PAREXEL International Corp.(b)	14,245
52,200	Pfizer, Inc.	1,705,373
960	Priority Healthcare Corp., Class B(b)	21,341
5,800	Wyeth	212,106

		3,445,017

Printing & Publishing (0.1%):
600	Consolidated Graphics, Inc.(b)	24,510
670	Global Imaging Systems, Inc.(b)	18,760
400	Imagistics International, Inc.(b)	12,980
330	Information Holdings, Inc.(b)	8,956
1,070	John H. Harland Co.	31,448
810	Thomas Nelson, Inc.	15,390

		112,044

Raw Materials (0.0%):
620	AMCOL International Corp.	10,608
870	Massey Energy Co.	23,943

		34,551

Recreational Products (0.2%):
660	Arctic Cat, Inc.	17,239
740	Handleman Co.	15,614
760	Jakks Pacific, Inc.(b)	14,881
730	K2, Inc.(b)	9,665
180	LeapFrog Enterprises, Inc.(b)	3,562
1,490	Monaco Coach Corp.	32,020
520	SCP Pool Corp.	21,939
820	Winnebago Industries, Inc.	25,748

		140,668

REITS (0.6%):
1,060	Annaly Mortgage Management, Inc.	18,921
1,830	Anworth Mortgage Asset Corp.	20,496
3,090	MFA Mortgage Investments, Inc.	28,768
210	Novastar Financial, Inc.	8,450
7,700	Public Storage, Inc.	391,545
1,850	RAIT Investment Trust	49,765

		517,945

Restaurants (0.2%):
500	CBRL Group, Inc.	15,940
790	CEC Entertainment, Inc.(b)	26,599

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Restaurants, continued:
790	Jack In the Box, Inc.(b)	$22,310
490	Landry’s Seafood Restaurants, Inc.(b)	12,970
630	Lone Star Steakhouse & Saloon, Inc.	14,610
250	P.F. Chang’s China Bistro, Inc.(b)	10,480
540	Panera Bread Corp.(b)	18,781
480	Papa John’s International, Inc.(b)	13,781
840	RARE Hospitality International, Inc.(b)	22,714
1,230	Ryan’s Restaurant Group, Inc.(b)	16,900

		175,085

Retail (3.0%):
420	Action Performance Companies, Inc.	4,586
1,300	Burlington Coat Factory Warehouse Corp.	24,973
860	Casey’s General Stores, Inc.	14,199
870	Cato Corp., Class A	18,401
670	Children’s Place Retail Stores, Inc.(b)	13,139
1,000	Christopher & Banks Corp.	17,610
410	Cost Plus, Inc.(b)	14,047
820	Electronics Boutique Holdings Corp.(b)	25,035
870	Ethan Allen Interiors, Inc.	31,094
370	Finish Line, Inc., Class A	10,734
890	Fred’s, Inc.	12,380
1,200	Goody’s Family Clothing	9,180
330	Guitar Center, Inc.(b)	13,517
920	Gymboree Corp.(b)	13,349
750	Hancock Fabrics, Inc.	8,333
500	Hibbet Sporting Goods, Inc.(b)	9,085
7,600	Home Depot, Inc.	277,855
1,180	Insight Enterprises, Inc.(b)	18,880
460	J. Jill Group, Inc.(b)	8,321
480	Jo-Ann Stores, Inc.(b)	12,768
630	Kirkland’s, Inc.(b)	4,851
820	La-Z-Boy, Inc.	12,661
930	Linens ‘n Things, Inc.(b)	23,324
400	Longs Drug Stores, Inc.	9,712
3,600	Lowe’s Cos., Inc.	178,919
670	Men’s Wearhouse, Inc.(b)	18,760
1,500	Movie Gallery, Inc.	26,985
860	Pep Boys-Manny, Moe & Jack, Inc.	13,674
390	Pier 1 Imports, Inc.	6,767
380	Sears, Roebuck & Co.	14,546
810	Select Comfort Corp.(b)	12,863
950	Shopko Stores, Inc.(b)	16,074
1,150	Stein Mart, Inc.(b)	18,803

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Retail, continued:
7,600	The Talbots, Inc.	$203,755
950	Too, Inc.(b)	14,868
1,410	Urban Outfitters, Inc.(b)	42,794
24,300	Wal-Mart Stores, Inc.	1,279,880
1,050	Zale Corp.(b)	26,901

		2,483,623

Semiconductors (2.0%):
670	Actel Corp.(b)	9,682
500	Applied Industrial Technologies, Inc.	14,940
7,000	Applied Materials, Inc.(b)	111,229
540	ATMI, Inc.(b)	10,174
2,270	Axcelis Technologies, Inc.(b)	17,706
6,400	Broadcom Corp.(b)	173,695
230	Brooks Automation, Inc.(b)	2,859
490	Coherent, Inc.(b)	12,461
700	Cohu, Inc.	11,046
540	Cymer, Inc.(b)	14,429
820	DSP Group, Inc.(b)	15,588
1,240	ESS Technology, Inc.(b)	8,457
770	Exar Corp.(b)	10,618
860	Helix Technology Corp.	11,705
53,000	Intel Corp.	1,128,369
1,150	Microsemi Corp.(b)	12,409
420	MKS Instruments, Inc.(b)	5,645
470	Mykrolis Corp.(b)	4,150
250	Photon Dynamics, Inc.(b)	5,618
510	Photronics, Inc.(b)	7,319
710	Power Integrations, Inc.(b)	14,257
310	Rudolph Technologies, Inc.(b)	5,022
930	Semitool, Inc.(b)	7,105
820	Silicon Storage Technology, Inc.(b)	4,731
2,160	Skyworks Solutions, Inc.(b)	17,993
770	Standard Microsystems Corp.(b)	12,220
500	Ultratech Stepper, Inc.(b)	7,960
850	Varian Semiconductor Equipment Associates, Inc.(b)	23,800

		1,681,187

Technology (0.5%):
3,700	Adobe Systems, Inc.	169,718
1,570	Aeroflex, Inc.(b)	15,826
250	Bei Technologies, Inc.	6,960
510	Dionex Corp.(b)	23,491
1,400	General Dynamics Corp.	136,696
730	Inter-Tel, Inc.	14,564
540	Intergraph Corp.(b)	14,008

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Technology, continued:
220	Invision Technologies, Inc.(b)	$10,340
540	Kronos, Inc.(b)	23,101
400	Micros Systems, Inc.(b)	18,616
330	Wilson Greatbatch Technologies, Inc.(b)	5,405

		438,725

Telecommunications (2.4%):
580	Audiovox Corp.(b)	9,425
1,180	C-COR, Inc.(b)	9,275
150	Golden Telecom, Inc.	4,028
850	Harmonic, Inc.(b)	5,041
470	J2 Global Communications, Inc.(b)	11,872
16,400	Motorola, Inc.	264,860
2,100	NTL, Inc.(b)	114,051
19,800	SBC Communications, Inc.	510,642
940	Symmetricom, Inc.(b)	7,558
3,600	Telephone & Data Systems, Inc.	277,560
130	UTStarcom, Inc.(b)	2,011
19,800	Verizon Communications, Inc.	777,149
510	ViaSat, Inc.(b)	10,108

		2,003,580

Tobacco & Tobacco Products (0.5%):
7,600	Altria Group, Inc.	372,020
460	Universal Corp.	20,760

		392,780

Transportation & Shipping (1.3%):
1,210	Arkansas Best Corp.	41,685
890	EGL, Inc.(b)	21,565
550	Forward Air Corp.(b)	19,982
2,015	Heartland Express, Inc.	35,343
380	Kirby Corp.(b)	13,505
1,220	Knight Transportation, Inc.(b)	24,266
510	Landstar System, Inc.(b)	26,765
580	Overnite Corp.	17,655
7,000	Ryder System, Inc.	306,669
7,400	United Parcel Service Inc., Class B	540,569
880	USF Corp.	30,149
890	Yellow Roadway Corp.(b)	36,526

		1,114,679

Utilities—Electric (1.8%):
11,500	Edison International	309,120
5,200	Entergy Corp.	313,560
7,100	Public Service Enterprise Group Inc.	300,614
6,700	TXU Corp.	278,921
17,400	Xcel Energy, Inc.	307,110

		1,509,325

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Utilities—Natural Gas (0.2%):
930	Energen Corp.	$44,119
1,110	New Jersey Resources Corp.	45,343
780	NICOR, Inc.	27,963
340	Piedmont Natural Gas Co., Inc.	14,756
840	Southwestern Energy Co.(b)	29,879
710	WGL Holdings, Inc.	20,342

		182,402

Total Common Stocks (Cost $45,355,490)		50,812,670

Asset Backed Securities(c) (2.9%):
$250,000	ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	238,125
61,333	ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	61,670
250,000	ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	254,891
250,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	223,229
204,430	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	208,745
412,174	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	430,325
250,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	202,612
250,000	Franchise Finance Corporation of America Secured Lending Corp., Series 1999-1A, Class A1B, 6.94%, 9/18/25	253,481
583,349	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	594,772

Total Asset Backed Securities (Cost $2,371,577)		2,467,850

Collateralized Mortgage Obligations (9.7%):
300,396	Bank of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	303,046
340,869	Countrywide Home Loans, Series 2001-24, Class 1A13, 6.25%, 1/25/32	341,357

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$617,847	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	$627,096
192,448	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	194,483
138,905	Fannie Mae, Series 1992-198, Class N, 7.50%, 9/25/22	142,226
281,596	Fannie Mae, 5.50%, Series 1999-18, Class A10/18/27	290,676
180,297	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	183,375
166,992	Fannie Mae, Series 2001-49, Class DN, 6.00%, 11/25/15	167,865
173,516	Fannie Mae, Series 2002-57, Class BC, 5.50%, 6/25/15	175,841
234,172	Fannie Mae, Series 2002-73, Class PK, 4.50%, 9/25/23	236,458
477,935	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	485,623
378,915	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	379,033
260,000	Fannie Mae, Series 2003-8, Class QB, 4.50%, 12/25/12	263,847
233,285	Freddie Mac, Series 2644, Class AH, 3.50%, 9/15/10	234,184
726,450	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	779,886
58,046	Freddie Mac, Series 2163, Class PA, 6.25%, 1/15/28	58,386
7,100	Freddie Mac, Series 2297, Class AB, 6.00%, 11/15/28	7,093
203,097	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	208,532
370,807	Freddie Mac, Series 2382, Class DA, 5.50%, 10/15/30	388,077
84,826	Freddie Mac, Series 2481, Class M, 5.50%, 1/15/15	85,309
237,472	Freddie Mac, Series 2509, Class TC, 5.50%, 10/15/25	240,776
315,299	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	317,758
24,219	Freddie Mac, Series 2540, Class GA, 5.00%, 12/15/13	24,201
232,012	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	235,548
27,182	Government National Mortgage Assoc., 6.50%, 12/1/11, Pool #E20275	28,957

Shares or Principal Amount	Security Description	Value
Collateralized Mortgage Obligations, continued:
$39,983	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	$42,882
24,459	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	25,483
39,174	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	43,030
152,209	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	162,815
60,535	Government National Mortgage Assoc., Series 2001-7, Class PJ, 6.50%, 2/20/30	60,709
241,269	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	243,334
180,765	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	182,956
98,101	Structured Asset Securities Corporation, Series 2002-3, Class 1A1, 5.50%, 3/25/32	98,225
150,846	Structured Asset Securities Corporation, Series 2002-17, Class 1A3, 6.00%, 9/25/32	151,559
267,837	Washington Mutual MSC Mortgage, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	272,187
213,190	Washington Mutual, Series 2002-S2, Class 1A8, 6.50%, 3/25/32	215,093
250,000	Wells Fargo Mortgage Backed Securities Trust, Series 2001-30, Class A3, 6.00%, 12/25/31	255,931

Total Collateralized Mortgage Obligations (Cost $8,083,636)		8,153,837

Corporate Bonds (3.9%):
Aerospace & Defense (0.7%):
500,000	Boeing Capital Corp., 6.50%, 2/15/12	557,201

Banking (0.2%):
20,000	Bank of America Corp., 5.25%, 2/1/07	20,997
10,801	First Horizon Home Loan Corp., 5.50%, 4/1/06	11,120

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Banking, continued:
$150,000	Keycorp, 2.75%, 2/27/07	$148,170

		180,287

Brokerage Services (0.4%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	206,444
125,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	125,183

		331,627

Financial—Leasing Company (0.8%):
600,000	International Lease Finance Corp., 5.32%, 12/9/07	634,752

Financial Services (0.9%):
200,000	General Motors Acceptance Corp., 6.63%, 10/15/05	207,829
70,000	Household Finance Corp., 5.20%, 3/15/05	70,854
70,000	Household Finance Corp., 5.75%, 4/15/05	71,192
20,000	Household Finance Corp., 6.05%, 6/15/06	20,748
110,000	Household Finance Corp., 6.70%, 9/15/09	117,751
100,000	Household Finance Corp., 7.40%, 8/15/22	104,839
250,000	J.P. Morgan Chase & Co., 6.25%, 12/15/05	262,377

		855,590

Retail Stores (0.4%):
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	296,786

Telecommunications (0.5%):
250,000	SBC Communications, Inc., 6.25%, 3/15/11	272,810
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	108,984

		381,794

Utilities—Electric (0.0%):
5,000	Indianapolis Power & Light, 7.05%, 2/1/24	5,159

Total Corporate Bonds (Cost $3,090,244)		3,243,196

Shares or Principal Amount	Security Description	Value
Taxable Municipal Bonds (0.6%):
Georgia (0.4%):
$350,000	Cedartown Development Authority, Revenue, 7.00%, 2/1/22, Callable 2/1/07@102*, Insured by: AMBAC	$368,798
Louisiana (0.2%):
170,000	Orleans Parish School Board, Revenue, Series A, 6.45%, 2/1/05, Insured by: FGIC	173,006

Total Taxable Municipal Bonds (Cost $520,000)		541,804

U.S. Government Agencies (4.9%):
Fannie Mae (0.3%):
250,000	3.25%, 5/11/09, Callable 11/11/04 @ 100*	250,562

Federal Farm Credit Bank (1.2%):
1,000,000	4.48%, 6/10/13	987,066

Federal Home Loan Bank (2.5%):
500,000	2.00%, 6/24/05	499,902
250,000	2.25%, 9/29/05	250,299
250,000	2.49%, 12/29/05	250,657
300,000	2.13%, 1/19/06, Callable 10/19/04 @ 100*	300,032
300,000	3.00%, 5/15/06	302,468
250,000	2.50%, 6/21/07, Callable 12/21/04 @ 100*	250,249
300,000	4.75%, 4/30/14, Callable 10/30/04 @ 100*	300,897

		2,154,504

Freddie Mac (0.9%):
477,369	3.50%, 5/1/10	468,143
250,000	5.13%, 11/7/13, Callable 11/7/05 @ 100*	251,982

		720,125

Total U.S. Government Agencies (Cost $4,127,558)		4,112,257

U.S. Government Agency Securities (0.1%):
Fannie Mae (0.1%):
100,000	3.50%, 6/17/09, Callable: 6/17/05 @ 100*	101,048

Total U.S. Government Agency Securities (Cost $99,714)		101,048

U.S. Treasury Bonds (0.9%):
200,000	5.50%, 8/15/28	213,430
500,000	5.38%, 2/15/31	532,344

Total U.S. Treasury Bonds (Cost $726,537)		745,774

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares or Principal Amount	Security Description	Value
U.S. Treasury Notes (5.5%):
$1,000,000	1.63%, 9/30/05	$996,211
500,000	1.88%, 11/30/05	498,828
500,000	2.63%, 11/15/06	501,524
1,000,000	3.13%, 9/15/08	1,001,796
1,000,000	3.88%, 2/15/13	992,656
500,000	3.63%, 5/15/13	486,992
125,000	4.25%, 8/15/13	126,773

Total U.S. Treasury Notes (Cost $4,638,708)		4,604,780

Indices (7.1%):
24,500	iShares MSCI EAFE Index Fund	3,395,700
63,778	iShares MSCI Japan Index Fund	636,504
29,626	iShares S&P Europe 350 Index Fund	1,913,840

Total Indices (Cost $5,847,090)		5,946,044

Shares or Principal Amount	Security Description	Value
Investments in Affiliates (3.8%):
Investment Companies (3.8%):
3,223,386	American Performance Institutional Cash Management Fund	$3,223,386

Total Investments in Affiliates (Cost $3,223,386)		3,223,386

Total Investments (Cost $78,083,940)(a)—99.7%		83,952,646
Other assets in excess of liabilities—0.3%		221,592

Net Assets—100.0%		$84,174,238

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,020,960 and $13,756 for differences between book and tax amortization methods for premium and market discounts. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$6,241,808
Unrealized depreciation	(1,407,818)

Net unrealized appreciation	$4,833,990

(b)	Represents non-income producing securities.

(c)	Represents an illiquid security.

Issue Description	Acquitition Date	Cost	Value per Share	Percent of Fund
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/17/2003	$229,688	$0.95	0.28%
ACLC Business Loan Receivables Trust, Series 1999-2, Class A2, 7.59%, 1/15/21	10/17/2003	61,333	1.01	0.07%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	12/12/2003	246,875	1.02	0.30%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 6/15/11	7/7/2003	202,500	0.89	0.27%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/24/2003	190,120	1.02	0.25%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/21/2003	410,628	1.04	0.51%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/15/2003	191,875	0.81	0.24%
Franchise Finance Corporation of America Secured Lending Corp., Series 199-1A, Class A1B, 6.94%, 9/18/25	10/15/2003	191,875	1.01	0.30%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/29/2003	575,589	1.02	0.71%

*	Represents next call date. Additional subsequent call dates and amounts may apply for the security.

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Equity Fund

Schedule of Portfolio Investments

August 31, 2004

Shares	Security Description	Value
Common Stocks (99.4%):
Aerospace/Defense (1.5%):
12,600	Lockheed Martin Corp.	$677,628

Banking (18.5%):
43,400	Bank of America Corp.	1,952,132
48,500	Citigroup, Inc.	2,259,129
32,600	J.P. Morgan Chase & Co.	1,290,308
20,600	U.S. Bancorp	607,700
21,900	Wachovia Corp.	1,027,329
17,300	Wells Fargo & Co.	1,016,375

		8,152,973

Broadcasting/Cable (1.6%):
25,300	Comcast Corp.(b)	702,075

Chemicals (2.1%):
10,200	Dow Chemical Co.	436,662
11,200	E.I. Du Pont De Nemours & Co.	473,312

		909,974

Computer Software & Services (0.5%):
7,700	Microsoft Corp.	210,210

Computers & Peripherals (1.5%):
6,500	Cisco Systems, Inc.(b)	121,940
17,600	EMC Corp.(b)	189,552
20,000	Hewlett-Packard Co.	357,800

		669,292

Construction (1.1%):
10,200	Centex Corp.	466,854

Consumer Products (0.6%):
3,700	Fortune Brands, Inc.	270,655

Diversified Manufacturing Operations (4.7%):
2,000	Cummins Engine, Inc.	134,580
16,500	General Electric Co.	541,035
7,700	Ingersoll-Rand Co., Class A	500,577
27,700	Tyco International, Ltd.	867,564

		2,043,756

Electronic Components/Instruments (1.0%):
11,600	Rockwell International Corp.	452,400

Entertainment (4.3%):
9,200	Harrah’s Entertainment, Inc.	443,348
16,200	The Walt Disney Co.	363,690
11,500	Time Warner, Inc.(b)	188,025
26,800	Viacom, Inc., Class B	892,708

		1,887,771

Financial Services (9.2%):
12,200	Countrywide Credit Industries, Inc.	433,710
7,400	Freddie Mac	496,688

Shares	Security Description	Value
Common Stocks, continued:
Financial Services, continued:
6,000	Goldman Sachs Group, Inc.	$537,900
3,000	Legg Mason, Inc.	242,040
24,800	Merrill Lynch & Co.	1,266,536
20,500	Morgan Stanley Dean Witter & Co.	1,039,965

		4,016,839

Food Products & Services (0.5%):
5,600	Bunge Ltd.	223,384

Health Care (2.7%):
4,900	Aetna, Inc.	453,985
7,300	WellPoint Health Networks, Inc.(b)	716,714

		1,170,699

Home Builders (0.7%):
5,100	Pulte Corp.	300,645

Insurance (7.1%):
12,500	Allstate Corp.	590,125
25,500	American International Group, Inc.	1,816,620
10,600	Chubb Corp.	720,906

		3,127,651

Machinery & Equipment (3.7%):
5,000	Caterpillar, Inc.	363,500
9,550	Deere & Co.	604,229
6,800	United Technologies Corp.	638,588

		1,606,317

Medical Equipment & Supplies (1.8%):
4,100	Bausch & Lomb, Inc.	270,395
8,700	Johnson & Johnson	505,470

		775,865

Metals (1.3%):
17,800	Alcoa, Inc.	576,364

Oil & Gas Exploration, Production and Services (6.3%):
9,100	Apache Corp.	406,679
9,000	Baker Hughes, Inc.	353,970
12,600	Burlington Resources, Inc.	456,498
7,300	Devon Energy Corp.	473,113
9,000	Kerr-McGee Corp.	475,020
4,900	Sunoco, Inc.	301,350
4,500	Valero Energy Corp.	297,135

		2,763,765

Oil—Integrated Companies (6.0%):
7,600	ChevronTexaco Corp.	741,000
41,300	Exxon Mobil Corp.	1,903,930

		2,644,930

Continued

AMERICAN PERFORMANCE FUNDS

Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Paper Products (1.1%):
12,000	International Paper Co.	$480,240

Pharmaceuticals (2.3%):
5,500	Amgen, Inc.(b)	326,095
10,000	Pfizer, Inc.	326,700
19,600	Schering-Plough Corp.	361,816

		1,014,611

Retail (5.8%):
8,700	Costco Wholesale Corp.	358,179
7,200	Federated Department Stores, Inc.	312,480
14,600	Gap, Inc.	273,604
24,000	Home Depot, Inc.	877,440
8,600	Nordstrom, Inc.	319,318
8,800	Target Corp.	392,304

		2,533,325

Semiconductors (3.0%):
12,800	Applied Materials, Inc.(b)	203,392
27,300	Intel Corp.	581,217
26,500	Texas Instruments, Inc.	517,810

		1,302,419

Technology (1.1%):
5,100	General Dynamics Corp.	497,964

Shares	Security Description	Value
Common Stocks, continued:
Telecommunications (6.9%):
14,700	BellSouth Corp.	$393,372
43,000	Motorola, Inc.	694,450
11,100	Nextel Communications, Inc., Class A(b)	257,409
14,700	SBC Communications, Inc.	379,113
11,500	Sprint Corp. (FON Group)	226,320
27,900	Verizon Communications, Inc.	1,095,075

		3,045,739

Utilities—Electric (2.5%):
12,300	Ameren Corp.	575,517
12,800	TXU Corp.	532,864

		1,108,381

Total Common Stocks (Cost $36,187,828)		43,632,726

Investments in Affiliates (0.4%):
Investment Companies (0.4%):
195,196	American Performance Institutional Cash Management Fund	195,196

Total Investments in Affiliates (Cost $195,196)		195,196

Total Investments (Cost $36,383,024)(a)—99.8%		43,827,922
Other assets in excess of liabilities—0.2%		68,894

Net Assets—100.0%		$43,896,816

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $620,257. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$7,471,246
Unrealized depreciation	(646,605)

Net unrealized appreciation	$6,824,641

(b)	Represents non-income producing securities.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Growth Equity Fund

Schedule of Portfolio Investments

August 31, 2004

Shares	Security Description	Value
Common Stocks (90.2%):
Automotive Parts (0.5%):
1,400	AutoZone, Inc.(b)	$103,684
9,300	Delphi Automotive Systems Corp.	85,188

		188,872

Beverages (6.3%):
16,000	Anheuser Busch Co., Inc.	844,800
8,400	Coca-Cola Co.	375,564
4,200	Pepsi Bottling Group, Inc.	112,518
20,900	PepsiCo, Inc.	1,045,000

		2,377,882

Business Equipment & Services (0.8%):
900	Deluxe Corp.	38,448
4,600	Pitney Bowes, Inc.	200,376
1,400	Sealed Air Corp.(b)	68,768

		307,592

Chemicals (1.8%):
15,500	Dow Chemical Co.	663,555

Commercial Services (0.6%):
7,600	Paychex, Inc.	225,492

Computer Software & Services (8.7%):
13,200	eBay, Inc.(b)	1,142,328
1,900	Mercury Interactive Corp.(b)	65,569
39,300	Microsoft Corp.	1,072,890
7,100	Network Appliance, Inc.(b)	142,497
85,300	Oracle Corp.(b)	850,441

		3,273,725

Computers & Peripherals (7.6%):
100,900	Cisco Systems, Inc.(b)	1,892,884
19,300	Dell Computer Corp.(b)	672,412
2,600	Lexmark International Group, Inc.(b)	229,970
4,700	Symbol Technologies, Inc.	60,630

		2,855,896

Consumer Products (2.3%):
10,800	Colgate-Palmolive Co.	583,200
2,400	Fortune Brands, Inc.	175,560
2,400	Sherwin-Williams Co.	99,120

		857,880

Diversified Manufacturing Operations (3.1%):
12,800	3M Co.	1,054,208
1,800	Avery Dennison Corp.	111,870

		1,166,078

Education (0.8%):
3,800	Apollo Group, Inc.(b)	296,400

Shares	Security Description	Value
Common Stocks, continued:
Electronic Components/Instruments (0.7%):
7,900	Agilent Technologies, Inc.(b)	$161,950
16,200	Solectron Corp.(b)	83,592

		245,542

Entertainment (0.5%):
7,100	International Game Technology, Inc.	204,835

Financial Services (4.2%):
21,200	American Express Co.	1,060,424
1,800	Federated Investors, Inc.	51,930
8,800	SLM Corp.	343,376
2,100	T Rowe Price Group, Inc.	104,013

		1,559,743

Food Products & Services (2.9%):
6,800	Campbell Soup Corp.	176,528
5,800	H.J. Heinz Co.	219,878
16,000	Sara Lee Corp.	354,080
10,700	Sysco Corp.	343,898

		1,094,384

Health Care (0.3%):
1,600	Express Scripts, Inc., Class A(b)	101,120

Insurance (1.3%):
10,700	Marsh & McLennan Cos., Inc.	478,183

Machinery & Equipment (1.4%):
7,000	Caterpillar, Inc.	508,900

Medical Equipment & Supplies (1.0%):
5,000	Zimmer Holdings, Inc.(b)	356,500

Pharmaceuticals (15.1%):
2,600	Allergan, Inc.	194,090
8,800	Cardinal Health, Inc.	397,760
18,900	Eli Lilly & Co.	1,199,205
7,900	Forest Laboratories Inc., Class A(b)	362,215
3,600	Gilead Sciences, Inc.(b)	248,868
800	Millipore Corp.(b)	40,240
55,500	Pfizer, Inc.	1,813,185
3,000	St. Jude Medical Center, Inc.(b)	201,750
8,000	Stryker Corp.	362,400
22,200	Wyeth	811,854

		5,631,567

Printing & Publishing (0.6%):
1,300	Dow Jones & Co., Inc.	53,365
1,300	Knight-Ridder, Inc.	83,759
2,400	New York Times Co., Class A	97,488

		234,612

Continued

AMERICAN PERFORMANCE FUNDS

Growth Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Raw Materials (0.2%):
1,200	Sigma-Aldrich Corp.	$68,748

Recreation (0.8%):
4,900	Harley-Davidson, Inc.	298,998

Restaurants (0.8%):
2,900	Starbucks Corp.(b)	125,396
4,800	YUM! Brands, Inc.	190,608

		316,004

Retail (13.3%):
6,100	Bed Bath & Beyond, Inc.(b)	228,262
3,500	Family Dollar Stores	92,575
16,000	Lowe’s Cos., Inc.	795,200
73,500	Wal-Mart Stores, Inc.	3,871,245

		4,987,282

Semiconductors (4.1%):
6,400	Broadcom Corp.(b)	173,696
28,700	Intel Corp.	611,023
3,400	KLA-Tencor Corp.(b)	127,024
13,600	Semicondutor Holders Trust	398,344
12,600	Texas Instruments, Inc.	246,204

		1,556,291

Technology (2.2%):
4,000	Adobe Systems, Inc.	183,480
6,200	Analog Devices, Inc.	215,264
6,300	Electronic Arts, Inc.(b)	313,614
5,700	Parametric Technology Corp.(b)	27,759
2,000	Waters Corp.(b)	86,620

		826,737

Shares	Security Description	Value
Common Stocks, continued:
Tobacco & Tobacco Products (4.4%):
34,000	Altria Group, Inc.	$1,664,300

Transportation & Shipping (3.6%):
18,600	United Parcel Service Inc., Class B	1,358,730

Utilities—Electric (0.3%):
10,800	AES Corp.(b)	108,972

Total Common Stocks (Cost $28,698,386)		33,814,820

Indices (2.0%):
37,400	Technology Select Sector SPDR Fund	694,892
2,000	NASDAQ-100 Index Tracking Stock	68,020

Total Indices (Cost $741,574)		762,912

Investments in Affiliates (1.4%):
Investment Companies (1.4%):
514,453	American Performance Institutional Cash Management Fund	514,453

Total Investments in Affiliates (Cost $514,453)		514,453

Total Investments (Cost $29,954,413)(a)—93.6%		35,092,185
Other assets in excess of liabilities—6.4%		2,414,052

Net Assets—100.0%		$37,506,237

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $300,535. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$5,829,072
Unrealized depreciation	(991,835)

Net unrealized appreciation	$4,837,237

(b)	Represents non-income producing securities.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2004

Shares	Security Description	Value
Common Stocks (94.5%):
Advertising (0.0%):
66	ADVO, Inc.	$1,952

Aerospace/Defense (2.1%):
720	Armor Holdings, Inc.(b)	25,531
1,280	Cubic Corp.	31,347
580	Curtiss-Wright Corp.	31,697
520	Esterline Technologies Corp.(b)	16,500
380	FEI Co.(b)	7,216
620	FLIR Systems, Inc.(b)	36,189
550	Littlefuse, Inc.(b)	20,031
800	Moog, Inc.(b)	28,440
1,310	Teledyne Technologies, Inc.(b)	31,637

		228,588

Airlines (0.3%):
950	Mesa Air Group, Inc.(b)	6,085
1,710	SkyWest, Inc.	24,607

		30,692

Apparel/Footwear (2.2%):
710	Brown Shoe Co., Inc.	18,829
840	Genesco, Inc.(b)	18,925
1,390	Hot Topic, Inc.(b)	20,989
1,540	K-Swiss, Inc., Class S	30,045
920	Kellwood Co.	33,579
250	Oxford Industries, Inc.	10,115
809	Quiksilver, Inc.(b)	17,596
850	Russell Corp.	15,181
910	Steven Madden, Ltd.(b)	16,608
2,440	Stride Rite Corp.	24,107
150	Timberland Co.(b)	8,378
1,230	Wolverine World Wide, Inc.	29,668

		244,020

Automotive Parts (1.7%):
970	A.O. Smith Corp.	23,687
920	American Axle & Manufacturing Holdings, Inc.	31,179
787	CLARCOR, Inc.	34,864
780	Group 1 Automotive, Inc.(b)	21,427
1,000	Oshkosh Truck Corp.	50,960
400	Strattec Security Corp.(b)	24,876

		186,993

Banking (7.8%):
1,900	BancorpSouth, Inc.	42,560
710	Bank of the Ozarks, Inc.	18,602
600	Capital Crossing Bank(b)	14,010
1,159	Chittenden Corp.	41,608
1,010	Columbia Banking System, Inc.	22,816

Shares	Security Description	Value
Common Stocks, continued:
Banking, continued:
1,182	Community First Bankshares, Inc.	$38,025
760	Corus Bankshares, Inc.	32,581
1,850	Dime Community Bancshares, Inc.	30,766
460	Downey Financial Corp.	24,780
1,090	East West Bancorp, Inc.	39,491
1,210	First Niagara Financial Group, Inc.	15,234
920	Hancock Holding Co.	28,575
2,010	Hudson United Bancorp	72,781
660	Independence Community Bank Corp.	25,898
740	Irwin Financial Corp.	19,040
1,420	Mid-State Bancshares	34,648
1,240	NewAlliance Bancshares, Inc.	16,988
1,320	Prosperity Bancshares, Inc.	34,214
1,480	Southwest Bancorp of Texas	31,198
690	Sterling Bancshares, Inc.	9,274
1,470	Suffolk Bancorp	44,982
4,540	TrustCo Bank Corp.	59,020
700	UCBH Holdings, Inc.	28,105
1,260	UMB Financial Corp.	60,795
1,830	Umpqua Holdings Corp.	42,328
560	Wilshire State Bank(b)	18,430
95	Wintrust Financial Corp.	5,214

		851,963

Broadcasting/Cable (0.1%):
820	4Kids Entertainment, Inc.(b)	14,293

Building Materials (2.4%):
1,500	ABM Industries, Inc.	26,940
2,910	Building Materials Holding Corp.	65,823
760	Florida Rock Industries, Inc.	34,580
590	Genlyte Group, Inc.(b)	35,229
277	Griffon Corp.(b)	5,546
374	Hughes Supply, Inc.	22,661
960	Simpson Manufacturing Co., Inc.	54,240
850	USG Corp.(b)	14,943

		259,962

Business Equipment & Services (3.4%):
820	Administaff, Inc.(b)	8,331
640	CDI Corp.	13,440
68	Checkpoint Systems, Inc.(b)	1,027
750	Convergys Corp.(b)	10,425
1,080	Digital Insight Corp.(b)	16,157
1,280	EPIQ Systems, Inc.(b)	20,454
440	FTI Consulting, Inc.(b)	7,867
880	Global Payments, Inc.	39,037
1,210	iPass, Inc.(b)	7,563
880	Labor Ready, Inc.(b)	10,903
480	LECG Corp.(b)	7,637

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Business Equipment & Services, continued:
990	MAXIMUS, Inc.(b)	$28,799
500	MemberWorks, Inc.(b)	12,470
410	NDCHealth Corp.	5,629
1,550	OCA, Inc.(b)	7,921
570	SOURCECORP, Inc.(b)	12,626
890	Spherion Corp.(b)	6,515
520	StarTek, Inc.	16,188
1,690	Tetra Tech, Inc.(b)	30,031
1,370	United Stationers, Inc.(b)	56,402
8	Viad Corp.	190
550	Volt Information Sciences, Inc.(b)	14,641
1,600	Watson Wyatt & Co. Holdings	40,320

		374,573

Chemicals (1.0%):
1,280	Fuller (H. B.) Co.	33,702
440	Georgia Gulf Corp.	16,698
580	Lubrizol Corp.	20,677
1,230	Schulman, Inc.	24,674
640	SurModics, Inc.(b)	15,309

		111,060

Commercial Services (0.3%):
1,035	Aaron Rents, Inc.	21,259
540	NCO Group, Inc.(b)	13,802

		35,061

Computer Software & Services (4.2%):
450	ANSYS, Inc.(b)	20,295
810	Brady Corp.	35,664
780	CACI International, Inc., Class A(b)	37,977
800	Carreker-Antinori Corp.(b)	8,160
550	Catapult Communications Corp.(b)	13,145
960	CIBER, Inc.(b)	6,470
604	Cognex Corp.	16,169
1,380	Dendrite International, Inc.(b)	17,802
760	FactSet Research Systems, Inc.	33,843
1,010	FileNET Corp.(b)	19,836
770	FindWhat.com(b)	11,281
930	Hyperion Solutions Corp.(b)	34,001
1,100	Internet Security Systems, Inc.(b)	15,829
550	JDA Software Group, Inc.(b)	5,434
820	Manhattan Associates, Inc.(b)	19,139
1,040	Mantech International Corp.(b)	16,661
430	MRO Software, Inc(b)	4,081
1,490	Pinnacle Systems, Inc.(b)	5,573
1,210	Progress Software Corp.(b)	24,369
860	Serena Software, Inc.(b)	13,459
865	Take-Two Interactive Software, Inc.(b)	28,329
1,270	THQ, Inc.(b)	24,117

Shares	Security Description	Value
Common Stocks, continued:
Computer Software & Services, continued:
970	Verity, Inc.(b)	$11,107
1,000	WebEx Communications, Inc.(b)	19,400
610	Websense, Inc.(b)	23,394

		465,535

Computers & Peripherals (1.3%):
700	Anixter International, Inc.	24,689
453	Avid Technology, Inc.(b)	19,601
710	Black Box Corp.	25,731
570	Hutchinson Technology, Inc.(b)	13,862
930	Komag, Inc.(b)	10,435
700	Mercury Computer Systems, Inc.(b)	18,914
186	Paxar Corp.(b)	3,765
700	Planar Systems, Inc.(b)	7,952
310	ScanSource, Inc.(b)	18,612

		143,561

Construction (2.3%):
358	EMCOR Group, Inc.(b)	14,535
860	M/I Homes, Inc.	33,583
1,240	MDC Holdings, Inc.	85,374
220	NVR, Inc.(b)	110,495
630	URS Corp.(b)	15,561

		259,548

Consumer Products (2.1%):
16,700	A.T. Cross Co., Class A(b)	88,009
1,200	Delta & Pine Land Co.	30,492
1,880	Fossil, Inc.(b)	53,975
1,130	Nautilus Group, Inc.	22,024
1,070	Russ Berrie & Company, Inc.	20,651
480	Stanley Furniture Co., Inc.	19,382

		234,533

Diversified Manufacturing Operations (2.3%):
910	Albany International Corp.	26,527
920	AptarGroup, Inc.	41,804
370	Briggs & Stratton Corp.	27,787
350	Carbo Ceramics, Inc.	22,523
550	Cuno, Inc.(b)	31,284
250	Hillenbrand Industry, Inc.	14,065
330	Ionics, Inc.(b)	8,649
1,550	Lennox International, Inc.	25,203
1,270	Tredegar Corp.	21,996
628	Watts Industries, Inc., Class A	15,989
320	Woodward Governor Co.	18,816

		254,643

Electronic Components/Instruments (2.7%):
56	Acuity Brands, Inc.	1,289

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Electronic Components/Instruments, continued:
2,240	Adaptec, Inc.(b)	$15,635
540	Advanced Energy Industries, Inc.(b)	5,270
450	Analogic Corp.	18,554
400	Bel Fuse, Inc.	15,148
700	Belden Cdt, Inc.(b)	14,021
774	Benchmark Electronics, Inc.(b)	22,260
820	C&D Technologies, Inc.	13,202
870	CTS Corp.	9,918
540	Daktronics, Inc.(b)	12,604
870	Electro Scientific Industries, Inc.(b)	18,000
790	Itron, Inc.(b)	14,749
430	Keithley Instruments, Inc.	6,923
700	Measurement Specialties, Inc.(b)	16,317
1,280	Methode Electronics, Inc., Class A	16,870
550	Omnivision Technologies, Inc.(b)	5,737
525	Park Electrochemical Corp.	11,629
520	Rogers Corp.(b)	24,123
1,940	SBS Technologies, Inc.(b)	19,904
1,150	Trimble Navigation Ltd.(b)	31,671
740	Vicor Corp.	8,762

		302,586

Entertainment (1.0%):
360	Aztar Corp.(b)	8,950
1,060	Multimedia Games, Inc.(b)	15,306
1,160	Polaris Industries, Inc.	54,706
550	Shuffle Master, Inc.(b)	18,227
500	WMS Industries, Inc.(b)	10,105

		107,294

Financial Services (1.8%):
760	A.G. Edwards, Inc.	26,433
1,250	Alliance Capital Management Holding LP	42,837
1,320	ASTA Funding, Inc.	19,496
289	Coinstar, Inc.(b)	5,699
1,330	CompuCredit Corp.(b)	25,017
1,690	eFunds Corp.(b)	25,097
360	Friedman, Billings, Ramsey Group, Inc.	6,786
935	Investment Technology Group, Inc.(b)	12,838
1,180	Janus Capital Group, Inc.	16,213
166	Piper Jaffray Companies, Inc.(b)	7,155
610	World Acceptance Corp.(b)	13,621

		201,192

Food Products & Services (2.3%):
420	Cal-Maine Foods, Inc.	4,544
690	Corn Products International, Inc.	31,844
1,480	Flowers Foods, Inc.	37,400
1,170	Hain Celestial Group, Inc.(b)	20,534

Shares	Security Description	Value
Common Stocks, continued:
Food Products & Services, continued:
690	J & J Snack Foods, Inc.(b)	$29,656
410	John B. Sanfilippo & Son, Inc.(b)	11,603
1,570	Nature’s Sunshine Products, Inc.	23,220
860	Performance Food Group Co.(b)	18,920
630	Ralcorp Holdings, Inc.(b)	22,951
900	Sanderson Farms, Inc.	30,771
870	United Natural Foods, Inc.(b)	21,541

		252,984

Health Care (3.5%):
970	Accredo Health, Inc.(b)	21,195
810	American Healthways, Inc.(b)	21,870
850	AMERIGROUP Corp.(b)	43,639
580	Amsurg Corp.(b)	12,957
420	Arthrocare Corp.(b)	10,080
740	Centene Corp.(b)	29,260
650	Cross Country Healthcare, Inc.(b)	9,640
750	First Health Group Corp.(b)	11,438
550	Health Net, Inc.(b)	14,267
1,010	Hooper Holmes, Inc.	4,141
360	Humana, Inc.(b)	6,840
820	IDEXX Laboratories, Inc.(b)	39,942
1,070	Odyssey Healthcare, Inc.(b)	18,960
280	PacifiCare Health Systems, Inc.(b)	9,131
690	Pediatrix Medical Group, Inc.(b)	48,368
500	RehabCare Group, Inc.(b)	11,495
650	Sierra Health Services, Inc.(b)	28,028
520	Sunrise Senior Living, Inc.(b)	18,418
340	United Surgical Partners International, Inc.(b)	12,277
270	Wellchoice, Inc.(b)	9,626

		381,572

Home Builders (1.5%):
210	Beazer Homes USA, Inc.	20,507
820	Meritage Corp.(b)	54,783
400	Ryland Group, Inc.	35,260
1,050	Standard Pacific Corp.	52,994

		163,544

Insurance (6.2%):
720	American Medical Security Group, Inc.(b)	16,229
1,160	Conseco, Inc.(b)	19,720
833	Delphi Financial Group, Inc.	32,754
1,460	First American Corp.	42,296
2,040	Fremont General Corp.	41,126
800	Hilb, Rogal & Hamilton Co.	27,232
1,440	LandAmerica Financial Group, Inc.	61,978
470	National Western Life Insurance Co., Class A(b)	74,085

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Insurance, continued:
720	Philadelphia Consolidated Holding Corp.(b)	$38,347
930	ProAssurance Corp.(b)	31,397
1,010	Selective Insurance Group, Inc.	34,875
1,270	Stewart Information Services Corp.	46,406
7,390	UICI	205,515
271	Zenith National Insurance Corp.	11,713

		683,673

Lumber (0.2%):
720	Universal Forest Products, Inc.	21,521

Machinery & Equipment (2.5%):
660	Engineered Support Systems, Inc.	28,519
550	Gardner Denver, Inc.(b)	15,252
619	IDEX Corp.	19,016
700	JLG Industries, Inc.	9,695
720	Lone Star Technologies, Inc.(b)	22,118
310	Roper Industries, Inc.	17,097
700	Stewart & Stevenson Services, Inc.	11,697
1,032	Timken Co.	23,994
620	Toro Co.	40,404
890	Tractor Supply Co.(b)	30,989
490	W.W. Grainger, Inc.	26,171
970	Watsco, Inc.	28,208

		273,160

Medical—Biotechnology (1.0%):
890	Biolase Technology, Inc.	8,464
430	Biosite, Inc.(b)	20,361
710	Enzo Biochem, Inc.(b)	9,798
1,390	Pharmaceutical Product Development, Inc.(b)	47,190
640	Techne Corp.(b)	24,794

		110,607

Medical Equipment & Supplies (4.1%):
310	Advanced Medical Optics, Inc.(b)	11,538
790	American Medical Systems Holdings, Inc.(b)	24,932
690	Cerner Corp.(b)	30,229
700	CONMED Corp.(b)	17,115
600	Cooper Companies, Inc.	34,770
450	Cyberonics, Inc.(b)	7,704
480	Datascope Corp.	17,318
880	Diagnostic Products Corp.	35,570
209	Haemonetics Corp.(b)	6,609
380	Hologic, Inc.(b)	7,038
490	ICU Medical, Inc.(b)	12,833
440	Immucor, Inc.(b)	8,998
370	Integra Lifesciences Holdings Corp.(b)	11,052

Shares	Security Description	Value
Common Stocks, continued:
Medical Equipment & Supplies, continued:
495	Intermagnetics General Corp.(b)	$11,375
720	Invacare Corp.	31,874
49	Mentor Corp.	1,724
770	Merit Medical Systems, Inc.(b)	13,175
790	Owens & Minor, Inc.	19,355
950	PolyMedica Corp.	28,890
470	Possis Medical, Inc.(b)	8,225
450	ResMed, Inc.(b)	21,497
680	Respironics, Inc.(b)	36,175
540	Sola International, Inc.(b)	10,422
520	Sybron Dental Specialties, Inc.(b)	14,498
1,140	Viasys Healthcare, Inc.(b)	16,587
620	Vital Signs, Inc.	18,798

		458,301

Metals—Processing & Fabrication (3.6%):
500	Carpenter Technology Corp.	22,150
810	Century Aluminum Co.(b)	20,072
380	Cleveland Cliffs, Inc.(b)	25,365
1,039	Commercial Metals Co.	36,344
840	Encore Wire Corp.(b)	10,466
874	Maverick Tube Corp.(b)	25,888
490	Metal Management, Inc.(b)	8,154
1,120	Mueller Industries, Inc.	44,004
140	Nucor Corp.	10,961
910	Quanex Corp.	41,933
920	Reliance Steel & Aluminum Co.	34,905
850	Ryerson Tull, Inc.	13,549
390	Schnitzer Steel Industries, Inc.	10,959
1,210	Shaw Group, Inc.(b)	12,451
1,600	Steel Dynamics, Inc.	50,175
740	Steel Technologies, Inc.	14,867
750	Wheeling-Pittsburgh Corp.(b)	20,055

		402,298

Oil & Gas Exploration, Production and Services (4.7%):
440	Cabot Oil & Gas Corp.	17,780
500	Cal Dive International, Inc.(b)	14,935
1,920	Cimarex Energy Co.(b)	57,466
250	Evergreen Resources, Inc.(b)	9,863
227	Frontier Oil Corp.	4,635
1,110	Gulf Island Fabrication, Inc.	22,156
760	Headwaters, Inc.(b)	23,264
1,226	Holly Corp.	25,108
310	Houston Exploration Co.(b)	15,919
1,040	Hydril Co.(b)	37,180
710	Input/Output, Inc.(b)	6,986
570	Oceaneering International, Inc.(b)	18,251
710	Offshore Logistics, Inc.(b)	21,158
1,170	Patina Oil & Gas Corp.	31,321

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Oil & Gas Exploration, Production and Services, continued:
490	Petroleum Development Corp.(b)	$15,205
881	Remington Oil & Gas Corp.(b)	21,814
810	Spinnaker Exploration Co.(b)	27,653
890	St. Mary Land & Exploration Co.	31,052
910	Stone Energy Corp.(b)	37,856
420	Swift Energy Co.(b)	8,547
880	TETRA Technologies, Inc.(b)	23,804
902	Unit Corp.(b)	28,323
270	Veritas DGC, Inc.(b)	6,326
340	World Fuel Services Corp.	11,961

		518,563

Oil—Integrated Companies (0.9%):
940	BP Prudhoe Bay Royalty Trust	31,838
2,260	Dominion Resources Black Warrior Trust	70,738

		102,576

Paper Products (0.6%):
780	Louisiana-Pacific Corp.	19,235
910	Schweitzer Mauduit International, Inc.	27,673
1,310	Wausau Paper Mills Co.	20,515

		67,423

Pharmaceuticals (1.4%):
610	Alpharma, Inc.	8,339
440	Bradley Pharmaceuticals, Inc.(b)	10,604
410	Medicis Pharmaceutical Corp., Class A	15,014
1,310	Mgi Pharma, Inc.(b)	30,431
1,620	NBTY, Inc.(b)	38,766
500	Noven Pharmaceuticals, Inc.(b)	9,495
930	PAREXEL International Corp.(b)	17,903
1,250	Priority Healthcare Corp., Class B(b)	27,788

		158,340

Printing & Publishing (1.0%):
800	Consolidated Graphics, Inc.(b)	32,680
860	Global Imaging Systems, Inc.(b)	24,080
126	Imagistics International, Inc.(b)	4,089
920	John H. Harland Co.	27,039
1,110	Thomas Nelson, Inc.	21,090

		108,978

Raw Materials (1.1%):
810	AMCOL International Corp.	13,859
1,160	Massey Energy Co.	31,923
10,000	Wellman, Inc.	73,900

		119,682

Recreational Products (1.6%):
850	Arctic Cat, Inc.	22,202
930	Handleman Co.	19,623

Shares	Security Description	Value
Common Stocks, continued:
Recreational Products, continued:
950	Jakks Pacific, Inc.(b)	$18,601
930	K2, Inc.(b)	12,313
280	LeapFrog Enterprises, Inc.(b)	5,541
1,890	Monaco Coach Corp.	40,616
720	SCP Pool Corp.	30,377
1,020	Winnebago Industries, Inc.	32,028

		181,301

REITS (1.3%):
1,360	Annaly Mortgage Management, Inc.	24,276
2,320	Anworth Mortgage Asset Corp.	25,984
3,970	MFA Mortgage Investments, Inc.	36,961
310	Novastar Financial, Inc.	12,474
1,685	RAIT Investment Trust	45,327

		145,022

Restaurants (1.7%):
600	CBRL Group, Inc.	19,128
628	CEC Entertainment, Inc.(b)	21,145
980	Jack In the Box, Inc.(b)	27,675
56	Landry’s Seafood Restaurants, Inc.(b)	1,482
830	Lone Star Steakhouse & Saloon, Inc.	19,248
350	P.F. Chang’s China Bistro, Inc.(b)	14,672
740	Panera Bread Corp.(b)	25,737
580	Papa John’s International, Inc.(b)	16,652
558	RARE Hospitality International, Inc.(b)	15,088
1,620	Ryan’s Restaurant Group, Inc.(b)	22,259

		183,086

Retail (5.9%):
520	Action Performance Companies, Inc.	5,678
1,690	Burlington Coat Factory Warehouse Corp.	32,464
1,050	Casey’s General Stores, Inc.	17,336
1,160	Cato Corp., Class A	24,534
860	Children’s Place Retail Stores, Inc.(b)	16,865
1,300	Christopher & Banks Corp.	22,893
510	Cost Plus, Inc.(b)	17,473
1,020	Electronics Boutique Holdings Corp.(b)	31,140
1,070	Ethan Allen Interiors, Inc.	38,241
470	Finish Line, Inc., Class A	13,635
1,080	Fred’s, Inc.	15,023
1,600	Goody’s Family Clothing	12,240
430	Guitar Center, Inc.(b)	17,613
1,210	Gymboree Corp.(b)	17,557
950	Hancock Fabrics, Inc.	10,555
700	Hibbet Sporting Goods, Inc.(b)	12,719
1,480	Insight Enterprises, Inc.(b)	23,680
560	J. Jill Group, Inc.(b)	10,130
580	Jo-Ann Stores, Inc.(b)	15,428
820	Kirkland’s, Inc.(b)	6,314
111	La-Z-Boy, Inc.	1,714

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Common Stocks, continued:
Retail, continued:
1,220	Linens ‘n Things, Inc.(b)	$30,598
500	Longs Drug Stores, Inc.	12,140
266	Men’s Wearhouse, Inc.(b)	7,448
1,990	Movie Gallery, Inc.	35,799
1,050	Pep Boys-Manny, Moe & Jack, Inc.	16,695
490	Pier 1 Imports, Inc.	8,502
480	Sears, Roebuck & Co.	18,374
1,010	Select Comfort Corp.(b)	16,039
367	Shopko Stores, Inc.(b)	6,210
1,550	Stein Mart, Inc.(b)	25,343
1,250	Too, Inc.(b)	19,563
1,800	Urban Outfitters, Inc.(b)	54,629
1,340	Zale Corp.(b)	34,330

		648,902

Semiconductors (3.2%):
870	Actel Corp.(b)	12,572
700	Applied Industrial Technologies, Inc.	20,916
640	ATMI, Inc.(b)	12,058
2,860	Axcelis Technologies, Inc.(b)	22,308
330	Brooks Automation, Inc.(b)	4,102
590	Coherent, Inc.(b)	15,004
890	Cohu, Inc.	14,044
740	Cymer, Inc.(b)	19,773
1,120	DSP Group, Inc.(b)	21,291
1,630	ESS Technology, Inc.(b)	11,117
960	Exar Corp.(b)	13,238
1,060	Helix Technology Corp.	14,427
1,550	Microsemi Corp.(b)	16,725
510	MKS Instruments, Inc.(b)	6,854
670	Mykrolis Corp.(b)	5,916
350	Photon Dynamics, Inc.(b)	7,865
610	Photronics, Inc.(b)	8,754
910	Power Integrations, Inc.(b)	18,273
410	Rudolph Technologies, Inc.(b)	6,642
1,220	Semitool, Inc.(b)	9,321
1,020	Silicon Storage Technology, Inc.(b)	5,885
2,760	Skyworks Solutions, Inc.(b)	22,990
960	Standard Microsystems Corp.(b)	15,235
700	Ultratech Stepper, Inc.(b)	11,144
1,140	Varian Semiconductor Equipment Associates, Inc.(b)	31,919

		348,373

Technology (1.5%):
1,960	Aeroflex, Inc.(b)	19,757
340	Bei Technologies, Inc.	9,466
610	Dionex Corp.(b)	28,097
930	Inter-Tel, Inc.	18,554

Shares	Security Description	Value
Common Stocks, continued:
Technology, continued:
640	Intergraph Corp.(b)	$16,602
320	Invision Technologies, Inc.(b)	15,040
740	Kronos, Inc.(b)	31,656
500	Micros Systems, Inc.(b)	23,270
430	Wilson Greatbatch Technologies, Inc.(b)	7,043

		169,485

Telecommunications (0.7%):
780	Audiovox Corp.(b)	12,675
1,470	C-COR, Inc.(b)	11,554
250	Golden Telecom, Inc.	6,713
1,050	Harmonic, Inc.(b)	6,227
670	J2 Global Communications, Inc.(b)	16,924
1,230	Symmetricom, Inc.(b)	9,889
230	UTStarcom, Inc.(b)	3,558
610	ViaSat, Inc.(b)	12,090

		79,630

Tobacco & Tobacco Products (0.2%):
560	Universal Corp.	25,273

Transportation & Shipping (2.7%):
1,092	Arkansas Best Corp.	37,619
1,080	EGL, Inc.(b)	26,168
331	Forward Air Corp.(b)	12,025
2,415	Heartland Express, Inc.	42,359
115	Kirby Corp.(b)	4,087
1,620	Knight Transportation, Inc.(b)	32,222
610	Landstar System, Inc.(b)	32,013
780	Overnite Corp.	23,743
1,070	USF Corp.	36,658
1,190	Yellow Roadway Corp.(b)	48,839

		295,733

Utilities—Natural Gas (2.1%):
1,230	Energen Corp.	58,351
1,400	New Jersey Resources Corp.	57,190
980	NICOR, Inc.	35,133
430	Piedmont Natural Gas Co., Inc.	18,662
1,030	Southwestern Energy Co.(b)	36,637
910	WGL Holdings, Inc.	26,072

		232,045

Total Common Stocks (Cost $9,950,730)		10,440,121

Continued

AMERICAN PERFORMANCE FUNDS

Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2004

Shares	Security Description	Value
Investments in Affiliates (5.5%):
Investment Companies (5.5%):
607,736	American Performance Institutional Cash Management Fund	$607,736

Total Investments in Affiliates (Cost $607,736)		607,736

Total Investments (Cost $10,558,466)(a)—100.0%		11,047,857
Liabilities in excess of other assets—0.0%		(72)

Net Assets—100.0%		$11,047,785

(a)	Represents cost for financial reporting purposes and federal income tax purposes and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$743,945
Unrealized depreciation	(254,554)

Net unrealized appreciation	$489,391

(b)	Represents non-income producing securities.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements

August 31, 2004

1.	Organization:

The American Performance Funds (the “Trust”) were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company established as a Massachusetts business trust. The Trust presently offers shares of the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a “Fund” and collectively, “the Trust”).

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, and the Institutional Cash Management Fund (“the Money Market Funds”) have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

For the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund, and the Small Cap Equity Fund (“the Variable Net Asset Value Funds”), securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through an independent national pricing service approved by the Board of Trustees. The following is an overview of how securities will be valued in the Variable Net Asset Value Funds:

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded, except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price. If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded.

Foreign equity securities will be priced at the closing price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day, a security will be valued at the latest available bid price on the exchange where the security is principally traded. Prices of foreign securities denominated in foreign currency shall be converted into U.S. dollar equivalents using the daily rate of exchange as supplied by a Board Approved National Pricing Service as of London 4:00 GMT.

Fixed income securities will be valued using matrix pricing as determined by a Board approved independent pricing service. Short term fixed income securities are valued at amortized cost, which approximates current value.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2004

Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their fair values based upon the latest available closing price.

Repurchase agreements will be valued at original cost.

Other securities and assets for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Funds’ pricing committee under the supervision of the Board of Trustees.

Security Transactions and Related Income:

Security transactions are accounted for no later than the first calculation on the first business day following the trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date.

Restricted and Illiquid Securities:

The Variable Net Asset Value Funds will not invest more than 15% of their net assets and the Money Market Funds will not invest more than 10% of their net assets in Section 4(2) paper and illiquid securities unless the investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper or illiquid securities held by a Fund in excess of this level is at all times liquid.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method.

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2004

underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The Funds intend to continue to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

3.	Related Party Transactions:

BOk Investment Advisers, Inc. (“BOkIA”), a separate, wholly-owned subsidiary of Bank of Oklahoma, NA (“BOk”), serves as investment adviser to the Funds. Under the terms of the Investment Advisory Agreement, BOkIA is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.40%
Institutional U.S. Treasury Fund	0.15%
Cash Management Fund	0.40%
Institutional Cash Management Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
Equity Fund	0.69%
Growth Equity Fund	0.69%
Small Cap Equity Fund	0.69%

Effective July 1, 2004 BOkIA began serving as the Funds’ administrator. For administration services BOkIA is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds. Under a Sub-Administration Agreement effective July 1, 2004, BOkIA pays BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) a fee of up to 0.05% of each Fund’s average daily net assets to perform certain administrative duties for the Trust. The fees paid to BISYS Ohio by BOkIA for such services come out of BOkIA’s fees and are not an additional charge to the Funds.

BOk serves the Trust as custodian for which it is paid a fee up to 0.03% of each Fund’s average daily net assets.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2004

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Ohio are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Trust are affiliated, are paid no fees directly by the Trust for serving as officers of the Trust. For the period from September 1, 2003 through June 30, 2004 BISYS Ohio served the Funds as administrator. During the above mentioned period as administrator BISYS was entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds. Under a Sub-Administration Agreement during this period, BISYS Ohio paid BOk a fee of up to 0.05% of each Fund’s average daily net assets to perform certain administrative duties for the Trust. The fees paid during the period to BOk by BISYS Ohio for such services came out of BISYS Ohio’s fees and were not an additional charge to the Funds.

BISYS Ohio also serves the Trust as transfer agent and fund accountant. Under its Fund Accounting Agreement with the Trust, BISYS Ohio is entitled to receive an annual fee of 0.03% of each Fund’s average daily net assets (except for the U.S. Treasury Fund and Cash Management Fund) to perform fund accounting duties for the Trust. In regards to the U.S. Treasury Fund and Cash Management Fund, BISYS Ohio is entitled to receive an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services.

The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOk, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended August 31, 2004, BISYS received $145,146 from commissions earned on sales of shares of the Variable Net Asset Value Funds, $144,495 of which was reallowed to affiliated broker/dealers of the Funds.

From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios. BOkIA does not intend to seek reimbursement of any fee waivers.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2004 are as follows:

	Purchases	Sales
Intermediate Tax-Free Bond Fund	$4,365,134	$13,610,298
Short-Term Income Fund	274,425,057	284,110,238
Intermediate Bond Fund	125,818,282	130,185,271
Bond Fund	50,556,729	63,501,892
Balanced Fund	88,293,118	81,084,641
Equity Fund	30,893,010	39,882,882
Growth Equity Fund	113,130,054	167,501,293
Small Cap Equity Fund	15,148,392	19,750,276

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2004

5.	Concentration of Credit Risk:

The Intermediate Tax-Free Bond Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector. The Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2004, (as a percentage of net assets):

Intermediate Tax-Free Bond Fund
School District	21.69%
General Obligation	20.66%
Utilities	12.76%
Medical	7.28%
Water	7.26%
Higher Education	6.12%
Finance	6.09%
Transportation	4.39%
Pollution	3.44%
Facilities	2.01%
Development	1.84%
Multi-Family Housing	1.77%
Education	1.69%
Single Family Housing	1.60%
Banking	1.14%
Housing	0.13%
Power	0.13%

100.00%

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Fund	Amount	Expires
Institutional Cash Management	$518	2012
Short-Term Income Fund	434,657	2012
Balanced Fund	1,744,294	2011
Equity Fund	3,929,727	2010
Equity Fund	24,919,552	2011
Growth Equity Fund	9,562,166	2010
Growth Equity Fund	6,176,932	2011

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. The U.S. Treasury Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund utilized $183, $4,982,671, $236,370, $12,256,854 and $32,747, respectively, of the net capital loss carryforwards during the fiscal year ended August 31, 2004.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2004

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2004 and 2003 were as follows:

	Dividends paid from:		Total Taxable Distributions	Total Distributions Paid
2004	Net Investment Income	Net Long Term Gains
U.S. Treasury Fund	$1,895,288	$—	$1,895,288	$1,895,288	*
Institutional U.S. Treasury Fund	1,054,667	—	1,054,667	1,054,667	*
Cash Management Fund	3,900,316	—	3,900,316	3,900,316	*
Institutional Cash Management	2,607,552	—	2,607,552	2,607,552	*
Intermediate Tax-Free Bond Fund	13	54,613	54,626	1,418,754	*
Short-Term Income Fund	9,490,184	280,814	9,770,998	9,770,998	*
Intermediate Bond Fund	5,806,217	68,998	5,875,215	5,875,215	*
Bond Fund	3,861,046	760,014	4,621,060	4,621,060	*
Balanced Fund	1,375,143	—	1,375,143	1,375,143
Equity Fund	473,355	—	473,355	473,355
Growth Equity Fund	238,903	—	238,903	238,903
Small Cap Equity Fund	9,925	—	9,925	9,925

	Dividends paid from:		Total Taxable Distributions	Total Distributions Paid
2003	Net Investment Income	Net Long Term Gains
U.S. Treasury Fund	$4,035,324	$—	$4,035,324	$4,035,324	*
Institutional U.S. Treasury Fund	565,095	—	565,095	565,095	*
Cash Management Fund	7,566,629	—	7,566,629	7,566,629	*
Institutional Cash Management	1,331,098	—	1,331,098	1,331,098	*
Intermediate Tax-Free Bond Fund	5,046	49,082	54,128	1,499,760	*
Short-Term Income Fund	6,948,368	162,612	7,110,980	7,110,980	*
Intermediate Bond Fund	4,364,463	—	4,364,463	4,364,463	*
Bond Fund	3,536,568	247,464	3,784,032	3,784,032	*
Balanced Fund	1,330,784	—	1,330,784	1,330,784
Equity Fund	471,968	—	471,968	471,968
Growth Equity Fund	288,398	—	288,398	288,398
Small Cap Equity Fund	22,405	—	22,405	22,405

*	Total distributions paid differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

During the fiscal years ended August 31, 2004 and 2003, the IntermediateTax-Free Bond Fund paid $1,364,128 and $1,445,632, respectively, in tax-exempt income distributions.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Concluded

August 31, 2004

As of August 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$388,164	$—	$388,164	$(345,836)	$(333)	$—	$41,995
Institutional U.S. Treasury Fund	165,989	—	165,989	(164,591)	—	—	1,398
Cash Management Fund	602,412	—	602,412	(539,079)	—	—	63,333
Institutional Cash Management Fund	245,522	—	245,522	(244,533)	(10,299)	(2,947)	(12,257)
Intermediate Tax-Free Bond Fund	—	76,009	76,009	(99,120)	—	1,350,898	1,327,787
Short-Term Income Fund	1,063,998	—	1,063,998	(645,955)	(2,019,784)	1,188,672	(413,069)
Intermediate Bond Fund	515,658	—	515,658	(287,380)	(355,568)	1,216,237	1,088,947
Bond Fund	254,234	80,786	335,020	(171,717)	—	1,417,434	1,580,737
Balanced Fund	266,235	—	266,235	—	(1,744,294)	4,833,990	3,355,931
Equity Fund	148,813	—	148,813	—	(28,849,279)	6,824,641	(21,875,825)
Growth Equity Fund	9,651	—	9,651	—	(15,739,098)	4,837,237	(10,892,210)
Small Cap Equity Fund	1,390	2,716,658	2,718,048	—	—	489,391	3,207,439

**	See footnote 6 regarding the capital loss carry forwards and below for post-October losses.

***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

7.	Other Federal Income Tax Information (Unaudited):

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2004, the Funds’ deferred post October capital losses were as follows:

Fund	Post-October Capital Losses
U.S. Treasury Fund	$333
Institutional Cash Management	9,781
Short-Term Income Fund	1,585,127
Intermediate Bond Fund	355,568

For the year ended August 31, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2004 qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	57.50%
Equity Fund	100.00%
Growth Equity Fund	100.00%
Small Cap Equity Fund	100.00%

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Treasury Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.004	0.006	0.013	0.045	0.051

Total from Investment Activities	0.004	0.006	0.013	0.045	0.051

Distributions
Net investment income	(0.004)	(0.006)	(0.013)	(0.045)	(0.051)

Total Distributions	(0.004)	(0.006)	(0.013)	(0.045)	(0.051)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.35%	0.58%	1.29%	4.63%	5.20%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$630,933	$605,625	$611,568	$626,404	$608,410
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets	0.35%	0.58%	1.28%	4.51%	5.11%
Ratio of expenses to average net assets*	0.95%	0.95%	0.95%	0.95%	0.96%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Institutional U.S. Treasury Fund
	Year Ended August 31,		Period Ended August 31, 2002(a)
	2004	2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.008	0.010	0.014

Total from Investment Activities	0.008	0.010	0.014

Distributions
Net investment income	(0.008)	(0.010)	(0.014)

Total Distributions	(0.008)	(0.010)	(0.014)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	0.79%	1.02%	1.37	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$182,345	$77,647	$53,005
Ratio of expenses to average net assets	0.26%	0.26%	0.26	%(c)
Ratio of net investment income to average net assets	0.79%	0.99%	1.58	%(c)
Ratio of expenses to average net assets*	0.46%	0.51%	0.53	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period October 19, 2001 (commencement of operations) through August 31, 2002.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Cash Management Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.006	0.009	0.017	0.049	0.054

Total from Investment Activities	0.006	0.009	0.017	0.049	0.054

Distributions
Net investment income	(0.006)	(0.009)	(0.017)	(0.049)	(0.054)

Total Distributions	(0.006)	(0.009)	(0.017)	(0.049)	(0.054)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.60%	0.85%	1.67%	4.99%	5.55%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$661,759	$672,857	$892,477	$731,152	$647,086
Ratio of expenses to average net assets	0.55%	0.55%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	0.60%	0.87%	1.64%	4.81%	5.42%
Ratio of expenses to average net assets*	0.95%	0.95%	0.94%	0.94%	0.95%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Institutional Cash Management Fund
	Year Ended August 31, 2004	Period Ended August 31, 2003(a)
Net Asset Value, Beginning of Period	$1.000	$1.000

Investment Activities
Net investment income	0.009	0.009

Total from Investment Activities	0.009	0.009

Distributions
Net investment income	(0.009)	(0.009)

Total Distributions	(0.009)	(0.009)

Net Asset Value, End of Period	$1.000	$1.000

Total Return	0.88%	0.87	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$250,970	$301,500
Ratio of expenses to average net assets	0.26%	0.12	%(c)
Ratio of net investment income to average net assets	0.87%	1.05	%(c)
Ratio of expenses to average net assets*	0.46%	0.47	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period November 22, 2002 (commencement of operations) through August 31, 2003.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Intermediate Tax-Free Bond Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.85	$11.00	$10.97	$10.56	$10.51

Investment Activities
Net investment income	0.36	0.39	0.46	0.47	0.47
Net realized/unrealized gains (losses) on investment transactions	0.17	(0.12)	0.08	0.42	0.11

Total from Investment Activities	0.53	0.27	0.54	0.89	0.58

Distributions
Net investment income	(0.39)	(0.39)	(0.46)	(0.47)	(0.47)
Net realized gains on investment transactions	—	(0.03)	(0.05)	(0.01)	(0.06)

Total Distributions	(0.39)	(0.42)	(0.51)	(0.48)	(0.53)

Net Asset Value, End of Year	$10.99	$10.85	$11.00	$10.97	$10.56

Total Return (excludes sales charge)	5.00%	2.47%	5.09%	8.57%	5.78%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$33,734	$41,653	$34,680	$28,618	$26,902
Ratio of expenses to average net assets	0.72%	0.72%	0.76%	0.75%	0.77%
Ratio of net investment income to average net assets	3.36%	3.52%	4.18%	4.37%	4.58%
Ratio of expenses to average net assets*	1.17%	1.17%	1.21%	1.20%	1.22%
Portfolio turnover	11.80%	19.52%	10.22%	9.20%	0.00%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Short-Term Income Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.35	$10.34	$10.24	$9.93	$9.89

Investment Activities
Net investment income	0.29	0.32	0.47	0.60	0.62
Net realized/unrealized gains on investment transactions	0.06	0.10	0.14	0.31	0.04

Total from Investment Activities	0.35	0.42	0.61	0.91	0.66

Distributions
Net investment income	(0.38)	(0.38)	(0.47)	(0.60)	(0.62)
Net realized gains on investment transactions	(0.05)	(0.03)	(0.04)	—	—

Total Distributions	(0.43)	(0.41)	(0.51)	(0.60)	(0.62)

Net Asset Value, End of Year	$10.27	$10.35	$10.34	$10.24	$9.93

Total Return (excludes sales charge)	3.39%	4.12%	6.14%	9.37%	6.92%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$213,566	$228,843	$135,409	$75,458	$61,650
Ratio of expenses to average net assets	0.52%	0.52%	0.55%	0.56%	0.57%
Ratio of net investment income to average net assets	2.81%	2.98%	4.79%	5.87%	6.30%
Ratio of expenses to average net assets*	1.15%	1.15%	1.18%	1.19%	1.21%
Portfolio turnover	125.55%	174.71%	103.52%	63.55%	50.34%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Intermediate Bond Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.65	$10.58	$10.47	$10.08	$10.08

Investment Activities
Net investment income	0.33	0.38	0.52	0.59	0.60
Net realized/unrealized gains on investment transactions	0.08	0.15	0.12	0.39	—

Total from Investment Activities	0.41	0.53	0.64	0.98	0.60

Distributions
Net investment income	(0.40)	(0.43)	(0.53)	(0.59)	(0.60)
Net realized gains	(0.25)	(0.03)	—	—	—

Total Distributions	(0.65)	(0.46)	(0.53)	(0.59)	(0.60)

Net Asset Value, End of Year	$10.41	$10.65	$10.58	$10.47	$10.08

Total Return (excludes sales charge)	3.92%	4.99%	6.24%	10.01%	6.21%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$90,786	$98,598	$103,208	$96,908	$84,218
Ratio of expenses to average net assets	0.94%	0.95%	0.96%	0.95%	0.96%
Ratio of net investment income to average net assets	3.06%	3.53%	4.98%	5.76%	6.04%
Ratio of expenses to average net assets*	1.14%	1.15%	1.16%	1.15%	1.17%
Portfolio turnover	142.06%	127.81%	80.93%	62.71%	34.32%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Bond Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.82	$9.89	$9.67	$9.17	$9.18

Investment Activities
Net investment income	0.39	0.45	0.50	0.55	0.57
Net realized/unrealized gains (losses) on investment transactions	0.16	0.03	0.29	0.50	(0.01)

Total from Investment Activities	0.55	0.48	0.79	1.05	0.56

Distributions
Net investment income	(0.41)	(0.45)	(0.50)	(0.55)	(0.57)
Net realized gains on investment transactions	(0.39)	(0.10)	(0.07)	—	—

Total Distributions	(0.80)	(0.55)	(0.57)	(0.55)	(0.57)

Net Asset Value, End of Year	$9.57	$9.82	$9.89	$9.67	$9.17

Total Return (excludes sales charge)	5.80%	5.02%	8.44%	11.79%	6.38%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$49,465	$60,864	$72,139	$65,462	$56,141
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.97%
Ratio of net investment income to average net assets	3.98%	4.50%	5.19%	5.85%	6.31%
Ratio of expenses to average net assets*	1.16%	1.16%	1.16%	1.16%	1.17%
Portfolio turnover	97.38%	178.47%	122.65%	76.59%	27.39%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Balanced Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.56	$10.77	$11.88	$13.86	$13.62

Investment Activities
Net investment income	0.20	0.23	0.28	0.29	0.31
Net realized/unrealized gains (losses) on investment transactions	0.79	0.80	(1.11)	(1.96)	1.37

Total from Investment Activities	0.99	1.03	(0.83)	(1.67)	1.68

Distributions
Net investment income	(0.21)	(0.24)	(0.28)	(0.31)	(0.31)
Net realized gains on investment transactions	—	—	—	—	(1.13)

Total Distributions	(0.21)	(0.24)	(0.28)	(0.31)	(1.44)

Net Asset Value, End of Year	$12.34	$11.56	$10.77	$11.88	$13.86

Total Return (excludes sales charge)	8.49%	9.93%	(7.13)%	(12.12)%	13.06%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$84,174	$71,552	$54,957	$60,249	$70,636
Ratio of expenses to average net assets	0.76%	0.77%	0.77%	0.75%	0.76%
Ratio of net investment income to average net assets	1.66%	2.16%	2.36%	2.39%	2.38%
Ratio of expenses to average net assets*	1.33%	1.34%	1.34%	1.32%	1.35%
Portfolio turnover	104.37%	81.13%	65.87%	84.73%	124.49%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Equity Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.12	$6.49	$10.78	$17.48	$18.16

Investment Activities
Net investment income	0.10	0.06	0.07	0.09	0.07
Net realized/unrealized gains (losses) on investment transactions	0.80	0.64	(2.39)	(3.13)	2.52

Total from Investment Activities	0.90	0.70	(2.32)	(3.04)	2.59

Distributions
Net investment income	(0.08)	(0.07)	(0.07)	(0.09)	(0.06)
Net realized gains on investment transactions	—	—	(1.90)	(3.57)	(3.21)

Total Distributions	(0.08)	(0.07)	(1.97)	(3.66)	(3.27)

Net Asset Value, End of Year	$7.94	$7.12	$6.49	$10.78	$17.48

Total Return (excludes sales charge)	12.62%	10.72%	(24.99)%	(19.60)%	15.70%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$43,897	$47,793	$56,753	$109,685	$151,163
Ratio of expenses to average net assets	1.08%	1.10%	1.08%	1.06%	1.07%
Ratio of net investment income to average net assets	1.13%	0.94%	0.79%	0.76%	0.38%
Ratio of expenses to average net assets*	1.27%	1.29%	1.27%	1.25%	1.26%
Portfolio turnover	65.12%	36.48%	97.98%	124.00%	114.90%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Growth Equity Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.84	$8.47	$9.95	$16.57	$15.46

Investment Activities
Net investment income (loss)	0.03	0.03	—	(0.04)	(0.04)
Net realized/unrealized gains (losses) on investment transactions	0.05	0.37	(1.48)	(6.17)	3.10

Total from Investment Activities	0.08	0.40	(1.48)	(6.21)	3.06

Distributions
Net investment income	(0.03)	(0.03)	—	—	—
Net realized gains on investment transactions	—	—	—	(0.41)	(1.95)

Total Distributions	(0.03)	(0.03)	—	(0.41)	(1.95)

Net Asset Value, End of Year	$8.89	$8.84	$8.47	$9.95	$16.57

Total Return (excludes sales charge)	0.88%	4.75%	(14.83)%	(38.04)%	20.45%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$37,506	$86,236	$76,585	$89,439	$175,449
Ratio of expenses to average net assets	1.09%	1.08%	1.08%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.33%	0.39%	0.03%	(0.27)%	(0.23)%
Ratio of expenses to average net assets*	1.28%	1.27%	1.27%	1.26%	1.28%
Portfolio turnover	175.50%	32.67%	42.81%	70.46%	124.30%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Small Cap Equity Fund
	Year Ended August 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.43	$10.61	$12.11	$12.54	$10.47

Investment Activities
Net investment income	(0.00)	0.02	0.01	0.02	0.03
Net realized/unrealized gains (losses) on investment transactions	1.31	1.82	(1.18)	(0.36)	2.21

Total from Investment Activities	1.31	1.84	(1.17)	(0.34)	2.24

Distributions
Net investment income	(0.01)	(0.02)	(0.01)	(0.03)	(0.04)
Net realized gains on investment transactions	—	—	(0.32)	(0.06)	(0.13)

Total Distributions	(0.01)	(0.02)	(0.33)	(0.09)	(0.17)

Net Asset Value, End of Year	$13.73	$12.43	$10.61	$12.11	$12.54

Total Return (excludes sales charge)	10.45%	17.48%	(9.87)%	(2.69)%	21.60%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$11,048	$14,062	$10,314	$7,454	$8,042
Ratio of expenses to average net assets	0.86%	0.78%	0.71%	0.66%	0.52%
Ratio of net investment income to average net assets	0.02%	0.22%	0.13%	0.18%	0.28%
Ratio of expenses to average net assets*	1.35%	1.35%	1.45%	1.40%	1.47%
Portfolio turnover	121.48%	36.52%	68.42%	118.56%	164.17%

*	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited)

Officers and Interested Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held
Walter B. Grimm* 3435 Stelzer Road Columbus, OH 43219 Age: 59	Trustee, Chairman and President	Indefinite 7/93—present (Trustee) 10/93—present (Chairman and President)	[From June 1992 to present, an employee of BISYS Fund Services, Inc.]	12	Trustee: Coventry Group (16 portfolios); Trustee: Legacy Funds Group (3 portfolios); Trustee: Performance Funds Trust (6 portfolios); Trustee: Variable Insurance Funds (27 portfolios).

Trent Statczar 3435 Stelzer Road Columbus, OH 43219 Age: 33	Treasurer	Indefinite 4/02—present	[From June 1993 to present, an employee of BISYS Fund Services, Inc.]	12	[None]

Martin R. Dean 3435 Stelzer Rd. Columbus, OH 43219 Age: 40	Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite 1/04—present	From May 1994 to present, an employee of BISYS Fund Services, Inc.	12	N/A

Karen L. Blair 3435 Stelzer Road Columbus, OH 43219 Age: 38	Assistant Secretary	Indefinite 4/01—present	[From June 1997 to present, an employee of BISYS Fund Services, Inc.]	12	[None]

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219 Age: 37	Assistant Secretary	Indefinite 7/95—present	[From June 1995 to present, an employee of BISYS Fund Services, Inc.]	12	[None]

*	Mr. Grimm may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with BISYS Fund Services, Inc., the Funds’ Administrator and Underwriter.
[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Continued

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited), Continued

Independent Trustees.     The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Michael J. Hall 10701 East Ute Street Tulsa, OK 74116-1517 Age: 60	Trustee	Indefinite 8/90—present	From September 1998 to May 2004, Vice President Finance, Chief Financial Officer and Director, Matrix Service Company (maintenance and construction services).	12	Matrix Service Company

I. Edgar Hendrix 6835 South Canton Ave. Tulsa, OK 74136 Age: 60	Trustee	Indefinite 7/90—present	From November 2002 to present, Vice President and Chief Financial Officer, Loudfire, Inc. (Software technology); from November 2002 to present, Director, Matrix Service Company; from July 2000 to October 2002, Executive V.P. and Chief Financial Officer, Spectrum Field Services, Inc. (natural gas services); from July 1976 to 1999, Vice-President and Treasurer, Parker Drilling Company.	12	Matrix Service Company

Perry A. Wimpey 4843 South 69th East Ave. Tulsa, OK 74145 Age: 72	Trustee	Indefinite 7/90—present	From January 1992 to present, Local Financial and Regulatory Consultant.	12	None

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s directors and officers. To obtain a copy of the SAI, without charge, call (800) 762-7085.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited)

August 31, 2004

U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	85.7%
U.S. Treasury Notes	14.3%

Total	100.0%

Institutional U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	86.3%
U.S. Treasury Notes	13.7%

Total	100.0%

Cash Management Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	55.5%
Repurchase Agreements	21.5%
Commercial Paper	16.2%
Certificates of Deposit	3.8%
Corporate Bonds	3.0%

Total	100.0%

Institutional Cash Management Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	50.3%
Repurchase Agreements	31.9%
Commercial Paper	17.7%

Total	99.9%

Intermediate Tax-Free Bond Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	94.1%
Investment Companies	6.1%

Total	100.2%

Short-Term Income Fund:
Security Allocation	Percentage of Net Assets
Collateralized Mortgage Obligations	46.3%
U.S. Government Agencies	19.9%
U.S. Treasury Notes	9.6%
Corporate Bonds	8.6%
Asset Backed Securities	8.1%
Investment Companies	6.2%
Taxable Municipal Bonds	1.2%

Total	99.9%

Intermediate Bond Fund:
Security Allocation	Percentage of Net Assets
Collateralized Mortgage Obligations	34.1%
U.S. Government Agencies	21.6%
Corporate Bonds	13.1%
Asset Backed Securities	9.1%
U.S. Treasury Notes	7.4%
Investment Companies	6.6%
Taxable Municipal Bonds	4.3%
U.S. Treasury Bonds	3.5%

Total	99.7%

Bond Fund:
Security Allocation	Percentage of Net Assets
Corporate Bonds	22.3%
Collateralized Mortgage Obligations	21.7%
U.S. Government Agencies	17.0%
Asset Backed Securities	11.1%
U.S. Treasury Notes	9.3%
Taxable Municipal Bonds	8.6%
Investment Companies	5.3%
U.S. Treasury Bonds	4.3%

Total	99.6%

Balanced Fund:
Security Allocation	Percentage of Net Assets
Fixed Income	28.5%
Large Cap Blend	18.1%
Large Cap Value	17.2%
Large Cap Growth	14.8%
Small Cap Blend	10.2%
International	7.1%
Cash	3.8%

Total	99.7%

Equity Fund:
Security Allocation	Percentage of Net Assets
Financials	34.3%
Energy	13.8%
Consumer Discretionary	13.1%
Industrials	11.9%
Healthcare	6.7%
Information Technology	6.5%
Telecommunications	5.3%
Materials	4.4%
Utilities	2.5%
Consumer Staples	1.3%

Total	99.8%

Growth Equity Fund:
Security Allocation	Percentage of Net Assets
Consumer Staples	25.9%
Information Technology	22.4%
Healthcare	17.4%
Consumer Discretionary	10.2%
Industrials	9.7%
Financials	5.5%
Materials	2.2%
Utilities	0.3%

Total	93.6%

Small Cap Equity Fund:
Security Allocation	Percentage of Net Assets
Consumer Discretionary	19.9%
Financials	17.6%
Industrials	17.6%
Information Technology	15.3%
Healthcare	11.1%
Energy	6.6%
Materials	6.3%
Consumer Staples	3.6%
Utilities	1.9%
Telecommunications	0.1%

Total	100.0%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2004

As a shareholder of the American Performance Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent 6-month period from March 1, 2004 through August 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/04	Ending Account Value 8/31/04	Expense Paid During Period* 3/1/04 - 8/31/04	Expense Ratio During Period** 3/1/04 - 8/31/04
U.S. Treasury Fund	$1,000.00	$1,002.00	$3.52	0.70%
Institutional U.S. Treasury Fund	1,000.00	1,004.20	1.31	0.26%
Cash Management Fund	1,000.00	1,003.20	2.77	0.55%
Institutional Cash Management Fund	1,000.00	1,004.70	1.31	0.26%
Intermediate Tax-Free Bond Fund	1,000.00	1,002.10	3.62	0.72%
Short-Term Income Fund	1,000.00	1,008.80	2.63	0.52%
Intermediate Bond Fund	1,000.00	1,009.90	4.80	0.95%
Bond Fund	1,000.00	1,012.60	4.86	0.96%
Balanced Fund	1,000.00	982.10	3.84	0.77%
Equity Fund	1,000.00	980.00	5.47	1.10%
Growth Equity Fund	1,000.00	914.40	5.20	1.08%
Small Cap Equity Fund	1,000.00	952.20	4.22	0.86%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the American Performance Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/04	Ending Account Value 8/31/04	Expense Paid During Period* 3/1/04 - 8/31/04	Expense Ratio During Period** 3/1/04 - 8/31/04
U.S. Treasury Fund	$1,000.00	$1,021.62	$3.56	0.70%
Institutional U.S. Treasury Fund	1,000.00	1,023.83	1.32	0.26%
Cash Management Fund	1,000.00	1,022.37	2.80	0.55%
Institutional Cash Management Fund	1,000.00	1,023.83	1.32	0.26%
Intermediate Tax-Free Bond Fund	1,000.00	1,021.52	3.66	0.72%
Short-Term Income Fund	1,000.00	1,022.52	2.64	0.52%
Intermediate Bond Fund	1,000.00	1,020.36	4.82	0.95%
Bond Fund	1,000.00	1,020.31	4.88	0.96%
Balanced Fund	1,000.00	1,021.27	3.91	0.77%
Equity Fund	1,000.00	1,019.61	5.58	1.10%
Growth Equity Fund	1,000.00	1,019.71	5.48	1.08%
Small Cap Equity Fund	1,000.00	1,020.81	4.37	0.86%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
** Annualized.

AMERICAN PERFORMANCE FUNDS

Investment Adviser & Administrator

BOk Investment Advisers, Inc.

Bank Oklahoma Tower

Tulsa, Oklahoma 74103

Distributor

BISYS Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Ropes & Gray LLP

One Franklin Square

1301 K Street, NW

Suite 800 East

Washington, DC 20005

Auditors

KPMG LLP

191 West Nationwide Blvd.

Suite 500

Columbus, Ohio 43215

Ann-10/04

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been amendments to a provision that relates to an element of the code of ethics definition enumerated in paragraph (b) of this Item 2 which is as follows:

The Code was amended to include the American Performance Funds as covered securities under the Code. Previously, access persons were not required to report transactions in shares of open-end investment companies. As revised, transactions in shares of American Performance Funds must now be reported. Transactions in shares of investment companies other than the American Performance Funds remain exempt.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Michael Hall, J.Edgar Hendrix and Perry Wimpey who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

2003 - $74,026

2004 - $71,419

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit Related Fees

2003 - $20,500

2004 - $21,750

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees

2003 - $28,440

2004 - $26,940

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

2003 - $0

2004 - $0

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

AMERICAN PERFORMANCE FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee (the “Committee”) of the Board of Trustees of American Performance Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III. Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Trust’s Chairman. The Trust’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Trust’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Trust.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2003 - 0%

2004 - 0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not Applicable

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2003 - $6,673

2004 - $29,500

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has considered that the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l).

Not Applicable

Item 9.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Nominations Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 10.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    American Performance Funds

By (Signature and Title)*	/s/ Trent Statczar	Trent Statczar, Treasurer

Date November 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Trent Statczar	Trent Statczar, Treasurer

Date November 4, 2004

By (Signature and Title)*	/s/ Walter B. Grimm	Walter B. Grimm, President

Date November 4, 2004

*	Print the name and title of each signing officer under his or her signature.

1